SIT MUTUAL FUNDS
                                   BOND FUNDS
                                  ANNUAL REPORT

                                 MARCH 31, 2002



                                MONEY MARKET FUND

                         U.S. GOVERNMENT SECURITIES FUND

                              TAX-FREE INCOME FUND

                         MINNESOTA TAX-FREE INCOME FUND

                                    BOND FUND





                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                            BOND FUNDS ANNUAL REPORT
                                TABLE OF CONTENTS


                                                                       PAGE
                                                                       ----

Chairman's Letter                                                       2

Performance Summary                                                     4

Average Annual Total Returns                                            6

FUND REVIEWS AND PORTFOLIOS OF INVESTMENTS

         Money Market Fund                                              8

         U.S. Government Securities Fund                               12

         Tax-Free Income Fund                                          18

         Minnesota Tax-Free Income Fund                                34

         Bond Fund                                                     46

Notes to Portfolios of Investments                                     50

Statements of Assets and Liabilities                                   51

Statements of Operations                                               52

Statements of Changes in Net Assets                                    54

Notes to Financial Statements                                          56

Financial Highlights                                                   60

Independent Auditor's Report                                           65

Results of Shareholder Meeting                                         66

Information About Directors and Officers                               68

Federal Tax Information                                                71

A Look at the Sit Mutual Funds                                         72


         This document must be preceded or accompanied by a Prospectus.

[PHOTO]  SIT MUTUAL FUNDS
         YEAR ENDED MARCH 31, 2002
         -----------------------------------------------------------------------
         CHAIRMAN'S LETTER

Dear fellow shareholders:

Interest rates declined over much of the year, resulting in a steeper yield curve and strong fixed-income returns for the fiscal year ended March 31, 2002. In response to concerns about economic weakness, the Federal Reserve lowered the federal funds rate a total of 475 basis points from 6.50% to 1.75% in a series of eleven moves during 2001. Following its last rate cut of 0.25% on December 11, 2001, the Fed maintained its bias toward weakness until its meeting on March 19, 2002, when it shifted to a neutral bias as signs of economic rebound became apparent.

ECONOMIC OVERVIEW
The final figure for 4Q01 U.S. real GDP growth was +1.7%, slightly higher than the previous estimate of +1.4%. It was the fastest pace in a year, fueled by consumer and government spending that kept growing even after the recession began last March. The positive 4Q01 GDP growth report suggests that the U.S. economic recovery is underway, following a brief and mild recession characterized by +0.3% growth in 2Q01 and -1.3% contraction in 3Q01. We believe the recession officially ended in late 2001. No other post-war recession has had just one quarter of contraction. First quarter 2002 GDP growth could exceed +4.0% as consumer spending in the first two months of the quarter has been increasing at a faster than +3.0% rate. Consumer spending growth is likely to decelerate from its 4Q01 rate of +6.1%, but that figure was distorted by a +39.4% expansion in durable goods purchases stimulated by aggressive auto financing incentives. Consumer confidence is rising. Despite the small rise in the March unemployment rate to 5.7% from 5.5%, employment looks to be stabilizing as payroll employment rose by 58,000 in March, the first increase since last July. The industrial sector is also starting to improve and inventory restocking could provide a significant source of strength to GDP growth in the first half of the year.

Inflation remains generally tame although we expect it to be increasing moderately in the second half of the year. Year-over-year, the Producer Price Index and the Consumer Price Index are down -2.6% and up +1.1%, respectively, while core PPI and core CPI are running up +0.5% and up +2.6%, respectively. Other measures of inflation are also under reasonable control. However, oil prices have recently surged in response to OPEC production intentions and fears that Middle East violence will disrupt supplies. If a peace plan can be forged, oil prices will retreat, but Iraq's latest move to curtail supply is not a positive development even though OPEC members are likely to fill the production gap.

The federal budget position continues to deteriorate. The Congressional Budget Office (CBO) now estimates a federal deficit in FY02 of -$46 billion and we believe it could be substantially larger. All principal receipt categories are lower this year except corporate income taxes and social insurance. The CBO ascribed $5 billion of the decline to the income tax cuts enacted in June 2001. On the expenditure side, year-to-date defense spending is up +14.2% (current operations in Central Asia are said to be costing $2.5 billion a month), Medicaid +18.0%, income security (primarily unemployment benefits) +16.1%, and Social Security +5.8%. The main provision of the fiscal stimulus package passed on March 9th accelerates the timing of the depreciation that businesses are allowed to take on qualified property, which should ensure the economic recovery. The surge in April tax receipts will temporarily defer the debate on increasing the federal debt ceiling. Pension reform legislation is likely but we do not expect it to add much impact to the reforms already being independently pursued by other parties.

In summary, we expect GDP to rebound strongly to a +4 to +5% annual rate in the first quarter before returning to a more sustainable moderate pace later in the year for full year growth of approximately +2.3%. Inflation rates have probably bottomed or will do so soon, but we expect inflation pressures to be well contained. The U.S. dollar exchange rate, although weakening slightly in March, is expected to be relatively stable.

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STRATEGY SUMMARY
The shock of 9/11 terrorist attacks pushed back expectations for economic recovery until 2002 and caused the Fed to immediately take more aggressive action towards ease. Short-term interest rates declined to historical lows by year-end 2001. Yields on longer-maturity Treasury securities also declined abruptly following the attacks but, for maturities 5-years and longer, yields returned to their pre-9/11 levels by December. Evidence of economic rebound became apparent in March 2002 and interest rates rose in anticipation of a reversal in Federal Reserve policy. As expected at its March 19th meeting, the Fed dropped its 15-month bias against economic weakness and shifted to a "balanced" assessment of risks, leaving itself postured to increase interest rates for the first time since May 2000. Short-term interest rates are currently low compared to historical measures, implying that there could be significant upward pressure going forward. With respect to timing however, many observers note that the Fed does not typically raise rates until there are clear signs that the unemployment rate is receding. We expect the Fed to boost the federal funds rate target by 125 basis points to 3.0% by year-end, raising it by 0.25% increments at each FOMC meeting beginning at the June 25-26 meeting.

Given our expectations for higher interest rates, portfolio durations remain shorter than their benchmarks. We have been forecasting an increase in yields, coupled with the strengthening economy, and expect interest rates to be more stable at these higher levels. As is typical during times of improving economic activity, investors become less risk averse and sell Treasuries in favor of higher yielding alternatives. As a result, we continue to underweight U.S. Treasuries in our taxable bond funds and emphasize higher yielding asset-backed, mortgage and corporate securities. The rise in interest rates should help slow refinancing activity in the mortgage sector, and the expectation of more stable prepayment rates should result in increased investor demand and narrower yield spreads. Corporate yield spreads should also narrow further as the economic recovery should lead investors to become more optimistic about corporate profitability.

In the municipal market, strong demand from individual investors continues to help absorb new issuance volume and cushion the rise in yields. Among revenue bond sectors, the hospital sector was among the top performers for the year as credit trends improved and yield spreads narrowed. We expect to reduce lower rated health care holdings as yield spreads continue to tighten. Housing bonds lagged last year due to their more stable price characteristics, but we expect them to outperform in a rising interest rate environment. We are also taking advantage of incremental yields that can be found in structured securities, including tobacco settlement revenue asset-backed bonds and tax increment bonds with accelerated principal payment schedules. Municipals remain attractively valued on a relative basis, as absolute yields on longer-maturity A-rated municipal bonds are similar to yields on comparable maturity Treasury securities. Municipals also continue to look attractive compared corporate bonds, particularly on an after-tax yield basis. Municipal portfolio durations have been shortened substantially in anticipation of higher interest rates later in the year and we continue to focus on higher credit quality issues.

Fixed-income investments are an important component of a well-diversified long-term portfolio. We believe that the Sit bond funds, with their dual objectives of high income with stability of principal, offer an attractive risk/reward profile to complement equity holdings. We appreciate your continued interest and investment in Sit Mutual Funds and look forward to assisting you in achieving your long-term investment goals.

With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
YEAR ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - BOND FUNDS

   Interest rates declined over much of the year, resulting in a steepening yield curve and strong fixed-income returns for the fiscal year ended March 31, 2002. In response to a slowing economy, the Federal Reserve lowered the federal funds rate a total of 4.75% from 6.50% to 1.75% in a series of eleven moves during 2001. After its last rate cut of 0.25% on December 11th, the Fed maintained its bias toward weakness until March 19, 2002, when it shifted to a neutral bias as signs of economic rebound became apparent.
   The 3-month Treasury bill yield declined gradually from 4.29% on March 31, 2001 until mid-September. The shock of 9/11 terrorist attacks caused the Fed to take more aggressive action, with an inter-meeting cut of 0.50% on September 17th followed by another 0.50% cut on October 2nd. The 3-month Treasury bill yield reached a low of 1.56% in January 2002 and ended the year slightly higher at 1.78% on March 31, 2002. Yields on longer-maturity Treasury securities also declined abruptly following the attacks but, for maturities 5-years and longer, yields returned to their pre-9/11 levels by December. Over the past 12 months, the 2-year Treasury note yield fell 0.45% from 4.17% to 3.72% while the 30-year Treasury bond yield rose 0.35% from 5.46% to 5.81%.
   Shorter duration securities outperformed longer duration securities in the steepening yield curve environment. Among taxable bonds, asset-backed securities and mortgages provided the highest returns over the past 12 months, benefiting from their income advantage. Treasuries were the worst performing sector. Even corporates outperformed Treasuries, despite widening yield spreads from credit concerns.
   Strong demand from individual investors helped push shorter-maturity municipal yields to historic lows. Longer-term municipal yields were more stable. The Bond Buyer 40-Bond Index yield ended the year just 0.14% higher at 5.44% on March 31, 2002. Municipals indices outperformed taxable bond indices during the most recent quarter but underperformed for the year due to their lower income return. Hospital bonds were the best performing sector as credit trends improved and yield spreads narrowed. Housing bonds underperformed due to their more stable price characteristics. Municipals continue to appear cheaply valued compared to taxable bonds on an after-tax yield basis.

                                          1993           1994
                                        -------------------------------
SIT MONEY MARKET FUND (1)                  0.46%(2)      3.84%
-----------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND            7.34          1.77
-----------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                  10.42         -0.63
-----------------------------------------------------------------------
SIT MINNESOTATAX-FREE
    INCOME FUND                            1.60(2)       0.63
-----------------------------------------------------------------------
SIT BOND FUND                              0.34(2)      -1.31
-----------------------------------------------------------------------

3-MONTH U.S. TREASURY BILL                 0.53(2)       4.47
LEHMAN INTER. GOVERNMENT BOND INDEX        8.17         -1.75
LEHMAN 5-YEAR MUNICIPAL BOND INDEX         8.73         -1.28
LEHMAN AGGREGATE BOND INDEX                0.54(2)      -2.92



                                         NASDAQ
                                         SYMBOL        INCEPTION
                                         ------        ---------
SIT MONEY MARKET FUND                     SNIXX        11/01/93
-----------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND           SNGVX        06/02/87
-----------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                  SNTIX        09/29/88
-----------------------------------------------------------------------
SIT MINNESOTA TAX-FREE INCOME FUND        SMTFX        12/01/93
-----------------------------------------------------------------------
SIT BOND FUND                             SIBOX        12/01/93
-----------------------------------------------------------------------
3-MONTH U.S. TREASURY BILL                             11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX                    05/31/87
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                     09/30/88
LEHMAN AGGREGATE BOND INDEX                            11/30/93


(1) Converted from Sit Investment Reserve Fund to Sit Money Market Fund on 11/1/93.
(2) Period from Fund inception through calendar year-end.
(3) Based on the last 12 monthly distributions of net investment income and average NAV as of 3/31/02.
(4) Figure represents 7-day compound effective yield. The 7-day simple yield as of 3/31/02 was 1.28%.
(5) For individuals in the 27%, 30%, 35%, and 38.6% federal tax brackets, the federal tax equivalent yields are 6.79%, 7.09%, 7.63% and 8.08%, respectively (Income subject to state tax, if any).

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
    TOTAL RETURN - CALENDAR YEAR
                                                                                 30-DAY
                                                                                SEC YIELD
                                                                       YTD        AS OF    DISTRIBUTION
    1995      1996     1997     1998     1999      2000      2001      2002      3/31/02     RATE (3)
----------------------------------------------------------------------------    -----------------------
     5.58%    5.08%    5.22%    5.17%     4.79%    6.03%    3.67       0.31%      1.29%(4)
-------------------------------------------------------------------------------------------------------
    11.50     4.99     8.19     6.52      1.37     9.15     8.56       0.72       4.79         5.40%
-------------------------------------------------------------------------------------------------------
    12.86     5.69     9.87     6.29     -4.01     8.32     5.84       0.50       4.96(5)      4.78
-------------------------------------------------------------------------------------------------------

    11.90     5.89     8.19     6.14     -3.82     8.09     5.85       0.93       5.05(6)      4.84
-------------------------------------------------------------------------------------------------------
    16.83     4.25     9.44     6.52     -0.34     9.25     8.36       0.06       5.91         6.30
-------------------------------------------------------------------------------------------------------

     5.98     5.27     5.32     5.01      4.88     6.16     3.50       0.45
    14.41     4.06     7.72     8.49      0.49    10.47     8.42      -0.26
    11.65     4.22     6.38     5.84      0.74     7.72     6.21       0.58
    18.47     3.63     9.65     8.69     -0.82    11.63     8.44       0.09

                                                        AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                             PERIODS ENDED MARCH 31, 2002
            TOTAL RETURN                     ----------------------------------------------------------
      QUARTER       SIX MONTHS                                                               SINCE
   ENDED 3/31/02   ENDED 3/31/02               1 YEAR         5 YEARS        10 YEARS      INCEPTION
----------------------------------           ----------------------------------------------------------
       0.31%            0.80%                   2.63%          4.78%           --             4.77%
-------------------------------------------------------------------------------------------------------
       0.72             1.64                    6.53           6.87            6.60%          7.66
-------------------------------------------------------------------------------------------------------
       0.50             0.21                    4.05           5.10            6.10           6.57
-------------------------------------------------------------------------------------------------------
       0.93             0.98                    4.74           4.91            --             5.36
-------------------------------------------------------------------------------------------------------
       0.06             0.64                    5.18           6.69            --             6.27
-------------------------------------------------------------------------------------------------------
       0.45             0.93                    2.67           4.79            --             4.91
      -0.26            -0.40                    4.98           7.01            6.73           7.61
       0.58             0.11                    3.87           5.47            5.77           6.40
       0.09             0.14                    5.35           7.57            --             6.69


(6) For Minnesota residents in the 27%, 30%, 35% and 38.6% federal tax brackets, the double exempt tax equivalent yields are 7.51%, 7.83%, 8.43% and 8.93%, respectively (Assumes the maximum Minnesota tax bracket of 7.85%).

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001


The tables on the next page show the Funds' average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2001. The index information is intended to permit you to compare each Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rates in effect during the specified period are assumed, and the state and local tax impact is not reflected.

A Fund's "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).

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
----------------------------------------------------------------------------------------------------
                                                            1 YEAR       5 YEARS       10 YEARS
SIT U. S. GOVERNMENT SECURITIES FUND
Return Before Taxes                                           8.6%         6.7%           6.4%
Return After Taxes on Distributions                           6.1%         4.3%           3.9%
Return After Taxes on Distributions and Sale of Fund Shares   5.6%         4.2%           3.9%
Lehman Intermediate Government Bond Index*                    8.4%         7.1%           6.7%
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                            1 YEAR       5 YEARS       10 YEARS
SIT TAX-FREE INCOME FUND
Return Before Taxes                                           5.8%         5.1%           6.1%
Return After Taxes on Distributions                           5.8%         5.1%           6.0%
Return After Taxes on Distributions and Sale of Fund Shares   5.7%         5.1%           6.0%
Lehman 5-Year Municipal Bond Index*                           6.2%         5.4%           5.7%
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                            1 YEAR       5 YEARS    SINCE INCEPTION
SIT MINNESOTA TAX-FREE INCOME FUND
Return Before Taxes                                           5.9%         4.8%           5.4%
Return After Taxes on Distributions                           5.9%         4.8%           5.4%
Return After Taxes on Distributions and Sale of Fund Shares   5.7%         4.9%           5.5%
Lehman 5-Year Municipal Bond Index*                           6.2%         5.4%           5.3%
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                            1 YEAR       5 YEARS    SINCE INCEPTION
SIT BOND FUND
Return Before Taxes                                           8.4%         6.6%           6.5%
Return After Taxes on Distributions                           5.6%         3.9%           3.8%
Return After Taxes on Distributions and Sale of Fund Shares   5.3%         3.9%           3.8%
Lehman Aggregate Bond Index*                                  8.4%         7.4%           6.9%
----------------------------------------------------------------------------------------------------

* Indices reflect no deduction for fees, expenses, or taxes.

[PHOTO]  SIT MONEY MARKET FUND
         YEAR ENDED MARCH 31, 2002
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         PAUL J. JUNGQUIST, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Money Market Fund provided investors with returns of +0.31% for the three months and +2.63% for the year ended March 31, 2002, compared to +0.29% and +2.46% average returns, respectively, for the Lipper Analytical Services, Money Market Fund universe. The Fund's performance ranked 180th of 390 funds in its Lipper peer group category for the first quarter of 2002. For the one year, three year, five year and since inception periods ended March 31, 2002, the Fund's performance ranked 168th of 384 funds, 90th of 319 funds, 63rd of 254 funds and 44th of 169 funds, respectively, in its Lipper peer group. As of March 31, 2002, the Fund's 7-day compound yield was 1.29% and its average maturity was 27 days, compared to 1.44% and 29 days, respectively, at December 31, 2001 and 4.81% and 32 days, respectively, at March 31, 2001.
   The past fiscal year has been an active one for the Federal Reserve. The Fed reduced the federal funds rate target by 325 basis points in eight separate easing moves, with the last ease coming on December 11. With the economy now appearing to be on the rebound from a rather shallow recession in the latter half of 2001, the Fed has shifted to a neutral outlook. If the recovery takes hold, as we anticipate it will, the Fed will likely begin to gradually tighten monetary policy by summer. The Fund has maintained its average maturity near the middle of its customary 20-40 day range with short-term rates stable over the past few months. As Fed tightening begins to appear imminent, the Fund will shorten its average maturity in anticipation of earning higher yields on future investments. This tactic combined with expected higher short-term rates should help the Fund increase its return over the course of the next year.
   A significant development in the short-term credit markets over the past year has been a significant reduction in the amount of commercial paper issued due to companies' concerns about liquidity and their willingness to lock in historically low interest rates on intermediate and long-term debt. We expect this trend to continue in the near term, and the Fund may begin purchasing top quality (AAA-rated) asset-backed commercial paper to meet its future investment needs.
   The Fund has produced competitive returns by focusing on credit research, optimizing average maturity and avoiding the use of risky derivatives. We intend to continue these conservative policies in the future. As domestic economic activity rebounds from a weak level in 2001, we foresee improvement in the short-term creditworthiness of top tier commercial paper issuers in general. However, certain issuers have experienced liquidity challenges over the past months and a few more may follow during the remainder of 2002. We will increase our vigilance as market conditions warrant.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in short-term debt instruments which mature in 397 days or less and by maintaining a dollar-weighted portfolio maturity of 90 days or less.

   An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


                                PORTFOLIO SUMMARY

                 Net Asset Value  3/31/02:    $1.00 Per Share
                                  3/31/01:    $1.00 Per Share

                         Total Net Assets:   $93.8 Million


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                      Consumer Non-Durables   16.2
                      Consumer Loan Finance   11.7
                  Captive Equipment Finance    9.1
                                  Insurance    8.5
                             Communications    8.0
                         Financial Services    7.5
                        Diversified Finance    7.4
                     Producer Manufacturing    5.8
                                     Energy    5.2
                         Sectors Under 5.0%   17.5
                  Cash and Other Net Assets    3.1

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                          AVERAGE ANNUAL TOTAL RETURNS*

                     SIT MONEY       3-MONTH         LIPPER
                      MARKET      U.S. TREASURY       MONEY
                       FUND           BILL         MARKET AVG.
                     ---------    -------------    -----------

3 Month**              0.31%          0.45%            0.29%
6 Month**              0.80           0.93             n/a
1 Year                 2.63           2.67             2.46
3 Year                 4.55           4.60             4.30
5 Year                 4.78           4.79             4.54
Inception              4.77           4.91             4.59
  (11/1/93)


                            CUMULATIVE TOTAL RETURNS*

                     SIT MONEY       3-MONTH         LIPPER
                      MARKET      U.S. TREASURY       MONEY
                       FUND           BILL         MARKET AVG.
                     ---------    -------------    -----------

1 Year                 2.63%          2.67%            2.46%
3 Year                14.27          14.43            13.45
5 Year                26.32          26.35            24.86
Inception             47.96          49.74            45.97
  (11/1/93)


*AS OF 3/31/02.                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE 3-MONTH U.S. TREASURY BILL. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/93) and held until 3/31/02 would have grown to $14,796 in the Fund or $14,974 in the 3-Month U.S. Treasury Bill assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                    LOWER OF MOODY'S, S&P,
                                                    FITCH OR DUFF & PHELPS
                                                         RATINGS USED.

                                   [PIE CHART]

                              First Tier Securities
                                      100%

                                          First Tier Securities   100%
                                          Second Tier Securities    0%

SIT MONEY MARKET FUND
MARCH 31, 2002
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                           MARKET VALUE($)(1)
------------------------------------------------------------------------------
COMMERCIAL PAPER (96.9%) (2)
   BANKING (3.3%)
                   Citicorp:
       1,089,000     1.83%, 4/8/2002                                1,088,446
       2,000,000     1.81%, 4/10/2002                               1,998,793
                                                                  ------------
                                                                    3,087,239
                                                                  ------------
   CAPTIVE AUTO FINANCE (3.7%)
                   Toyota Motor Credit Corp.:
       1,296,000     1.75%, 4/5/2002   (5)                          1,295,559
       2,200,000     1.75%, 4/11/2002  (5)                          2,198,610
                                                                  ------------
                                                                    3,494,169
                                                                  ------------
   CAPTIVE EQUIPMENT FINANCE (9.1%)
                   Caterpillar Financial Services Corp.:
       1,475,000     1.76%, 4/22/2002                               1,473,269
         525,000     1.77%, 5/2/2002                                  524,122
       1,500,000     1.80%, 5/28/2002                               1,495,500
                   IBM Credit Corp.:
       2,000,000     1.75%, 4/2/2002                                1,999,611
       1,500,000     1.75%, 4/9/2002                                1,499,198
       1,500,000   John Deere Capital Corp.,
                     1.79%, 5/1/2002                                1,497,539
                                                                  ------------
                                                                    8,489,239
                                                                  ------------
   COMMUNICATIONS (8.0%)
       1,019,000   BellSouth Corp.,
                     1.77%, 4/16/2002                               1,018,098
                   SBC Communications, Inc.:
       2,000,000     1.78%, 5/7/2002                                1,996,143
         535,000     1.83%, 5/13/2002                                 533,776
       1,000,000     1.81%, 5/15/2002                                 997,637
                   Verizon Global Funding:
       1,000,000     1.76%, 4/30/2002  (5)                            998,436
       2,000,000     1.78%, 4/30/2002  (5)                          1,996,836
                                                                  ------------
                                                                    7,540,926
                                                                  ------------
   CONSUMER DURABLES (3.7%)
                   American Honda Finance:
       2,000,000     1.78%, 4/10/2002                               1,998,813
       1,500,000     1.78%, 4/23/2002                               1,498,146
                                                                  ------------
                                                                    3,496,959
                                                                  ------------
   CONSUMER LOAN FINANCE (11.7%)
                   American Express Credit Corp.:
       1,500,000     1.79%, 4/5/2002                                1,499,478
       1,000,000     1.79%, 4/11/2002                                 999,354
       1,000,000     1.84%, 5/24/2002                                 997,138
                   Household Finance Corp.:
       2,000,000     1.80%, 4/26/2002                               1,997,200
       1,500,000     1.95%, 6/19/2002                               1,493,338

------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                           MARKET VALUE($)(1)
------------------------------------------------------------------------------
                   Wells Fargo Financial, Inc.:
       1,000,000     1.75%, 4/4/2002                                  999,708
       1,500,000     1.75%, 4/8/2002                                1,499,271
       1,500,000     1.79%, 5/3/2002                                1,497,390
                                                                  ------------
                                                                   10,982,877
                                                                  ------------
   CONSUMER NON-DURABLES (16.2%)
                   Coca Cola Co.:
       1,600,000     1.74%, 4/24/2002                               1,597,989
       2,000,000     1.81%, 5/20/2002                               1,994,771
                   Coca Cola Enterprises:
       2,000,000     1.81%, 5/8/2002   (5)                          1,995,978
       1,000,000     1.81%, 5/13/2002  (5)                            997,737
       1,000,000     1.81%, 5/23/2002  (5)                            997,235
                   Kraft Foods, Inc.:
       2,194,000     1.73%, 4/18/2002                               2,191,891
         600,000     1.76%, 5/2/2002                                  599,003
       1,000,000     1.82%, 5/17/2002                                 997,523
                   Procter & Gamble Co.:
       2,000,000     1.64%, 4/12/2002                               1,998,724
       1,823,000     1.64%, 4/19/2002                               1,821,256
                                                                  ------------
                                                                   15,192,107
                                                                  ------------
   CONSUMER SERVICES (1.1%)
       1,000,000   McDonald's Corp.,
                     1.75%, 4/3/2002   (5)                            999,757
                                                                  ------------
   DIVERSIFIED FINANCE (7.4%)
                   GE Capital International Funding:
       1,973,000     1.80%, 4/22/2002  (5)                          1,970,632
       1,500,000     1.89%, 6/10/2002  (5)                          1,494,251
                   General Electric Capital Services:
       1,500,000     1.81%, 5/10/2002                               1,496,832
       2,000,000     1.85%, 5/20/2002                               1,994,656
                                                                  ------------
                                                                    6,956,371
                                                                  ------------
   ENERGY (5.2%)
                   Chevron UK Investment:
       2,000,000     1.78%, 4/15/2002                               1,998,319
       1,500,000     1.79%, 4/17/2002                               1,498,583
       1,361,000   Exxon Project Investment Co.,
                     1.78%, 4/4/2002                                1,360,596
                                                                  ------------
                                                                    4,857,498
                                                                  ------------
   FINANCIAL SERVICES (7.5%)
                   Deutsche Bank Financial, Inc.:
       2,000,000     1.75%, 4/25/2002                               1,997,375
       1,500,000     1.75%, 4/29/2002                               1,497,740
                   Transamerica Finance Corp.:
       1,000,000     1.80%, 4/17/2002                                 999,050
       1,500,000     1.83%, 5/9/2002                                1,496,874
       1,000,000     1.82%, 5/16/2002                                 997,573
                                                                  ------------
                                                                    6,988,612
                                                                  ------------

10
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------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                           MARKET VALUE($)(1)
------------------------------------------------------------------------------
   HEALTH TECHNOLOGY (3.7%)
                   Pfizer, Inc.:
       1,000,000     1.72%, 4/1/2002   (5)                            999,857
       1,000,000     1.72%, 4/1/2002   (5)                            999,857
       1,500,000     1.76%, 4/9/2002   (5)                          1,499,193
                                                                  ------------
                                                                    3,498,907
                                                                  ------------
   INSURANCE (8.5%)
                   AIG Funding, Inc.:
       1,500,000     1.80%, 5/21/2002                               1,496,025
       2,000,000     1.80%, 5/22/2002                               1,994,600
                   American General Corp.:
       3,000,000     1.70%, 4/1/2002                                2,999,575
       1,500,000     1.78%, 4/16/2002                               1,498,665
                                                                  ------------
                                                                    7,988,865
                                                                  ------------
   PRODUCER MANUFACTURING (5.8%)
       2,000,000   John Deere BV, Inc.,
                     1.79%, 4/3/2002                                1,999,503
                   Siemen's AG:
       1,980,000     1.74%, 4/29/2002                               1,977,033
       1,500,000     1.78%, 5/6/2002                                1,497,182
                                                                  ------------
                                                                    5,473,718
                                                                  ------------
   RETAIL TRADE  (2.0%)
       1,864,000   Wal-mart Stores, Inc.,
                     1.77%, 4/2/2002                                1,863,633
                                                                  ------------

Total Commercial Paper                                             90,910,877
   (cost:  $90,910,877)                                           ------------

U.S. GOVERNMENT SECURITIES (3.2%) (2)
       3,000,000   FMNA Discount Note,
                     1.65%, 4/1/2002                                2,999,588
   (cost: $2,999,588)                                             ------------

Total investments in securities
   (cost: $93,910,465) (7)                                        $93,910,465
                                                                  ============

        See accompanying notes to portfolios of investments on page 50.

[PHOTO]  SIT U.S. GOVERNMENT SECURITIES FUND
         YEAR ENDED MARCH 31, 2002
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit U.S. Government Securities Fund provided investors a +6.53% return for the past 12 months. The 12-month returns for the Lipper U.S. Government Fund universe average and the Lehman Intermediate Government Bond Index were +3.78% and +4.98%, respectively. The Fund ranked #4 out of 170 funds and #3 out of 147 funds included in the Lipper U.S. Government Fund universe for the one-year and three-year periods, respectively, ending March 31, 2002(1). The Fund holds a 5-star overall rating by Morningstar out of 1,878 funds in the taxable bond category as of March 31, 2002(2).
   The U.S. Treasury yield curve steepened significantly over the past 12 months. Shorter-maturity Treasury yields declined as the Federal Reserve reduced its targeted federal funds rate throughout much of 2001. However, longer-term Treasury yields increased this year as consumers continued spending and the economy started to show signs of recovery. Specifically, the 6-month Treasury bill fell 2.03% and the 10-year Treasury increased 0.48% during the 12 months ending March 31, 2002, yielding 2.10% and 5.40%, respectively.
   Investment activity for the period included additional investment in seasoned high-coupon agency mortgage pass-through securities. These mortgages have stable prepayments, as the homeowners on the underlying mortgages have consistently ignored opportunities to refinance. The Fund also increased its weighting in collateralized mortgage obligations (CMO's) that provide protection from refinancing activity. The Funds' mortgage pass-through securities and CMO's provided strong returns over the past 12 months as these sectors have a large income advantage over U.S. Treasuries and experienced price appreciation resulting from lower short-term rates.
   Looking forward, low short-term interest rates, increasing consumer confidence, and a replenishing of business inventories should allow recent economic gains to persist. While we do not anticipate a near-term spike in yields, we also do not expect interest rates to return to their historically low levels of last year. The Fund will continue to focus on high quality securities that provide a high level of current income.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

   Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).


                                PORTFOLIO SUMMARY

                 Net Asset Value  3/31/02:    $10.69 Per Share
                                  3/31/01:    $10.59 Per Share
                         Total Net Assets:   $211.9 Million
                         30-day SEC Yield:      4.79%
               12-Month Distribution Rate:      5.40%
                         Average Maturity:     16.0 Years
                       Effective Duration:      2.3 Years(3)

(1) See next page.
(2) See next page.
(3) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                  Collateralized Mortgage Obligations   40.0
                                    GNMA Pass-Through   21.1
                                   FHLMC Pass-Through   15.4
                                    FNMA Pass-Through   15.3
                                        U.S. Treasury    2.6
                                    Taxable Municipal    0.9
                              Cash & Other Net Assets    4.7

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                          AVERAGE ANNUAL TOTAL RETURNS*

                      SIT
                   U.S. GOV'T.       LEHMAN        LIPPER
                   SECURITIES    INTER. GOV'T.   U.S. GOV'T.
                      FUND        BOND INDEX      FUND AVG.
                   -----------   -------------   -----------

3 Month**              0.72%        -0.26%         -0.25%
6 Month**              1.64         -0.40            n/a
1 Year                 6.53          4.98           3.78
5 Year                 6.87          7.01           6.56
10 Year                6.60          6.73           6.46
Inception              7.66          7.61           7.20
   (6/2/87)


                            CUMULATIVE TOTAL RETURNS*

                      SIT
                   U.S. GOV'T.       LEHMAN        LIPPER
                   SECURITIES    INTER. GOV'T.   U.S. GOV'T.
                      FUND        BOND INDEX      FUND AVG.
                   -----------   -------------   -----------

1 Year                 6.53%          4.98%          3.78%
5 Year                39.42          40.32          37.37
10 Year               89.42          91.82          87.08
Inception            199.03         197.21         180.69
    (6/2/87)


*AS OF 3/31/02.                                                **NOT ANNUALIZED.



PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.
--------------------------------------------------------------------------------
(1)Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 3/31/02. Sit U.S. Government Securities Fund rankings for the 3-, 5-, and 10-year periods were 3rd of 147 funds, 30th of 125 funds and 18th of 49 funds, respectively.

(2)Morningstar proprietary ratings reflect historical risk-adjusted performance through 3/31/02. These ratings are subject to change monthly and are calculated from the funds' 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of the funds in an investment category receive 5 stars, 22.5% receive 4, 35% receive 3, and 22.5% receive 2. In the taxable bond category, Sit U.S. Government Securities Fund received a 5-star rating for the 3-, 5- and 10-year periods out of 1,878, 1,422 and 458 funds, respectively.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (6/2/87) and held until 3/31/02 would have grown to $29,903 in the Fund or $29,721 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                         ESTIMATED AVERAGE LIFE PROFILE

                                                  The Adviser's estimates of
                                                  the dollar weighted average
                                                  life of the portfolio's
                                                  securities, which may vary
                                                  from their stated maturities.

                                  [BAR CHART]

                            0 - 1 Year         4.7%
                            1 - 5 Years       85.5%
                            5 - 10 Years       9.8%
                            10 - 20 Years        0%
                            20+ Years            0%

SIT U.S. GOVERNMENT SECURITIES FUND
MARCH 31, 2002
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------
QUANTITY($)       NAME OF ISSUER                            MARKET VALUE($)(1)
------------------------------------------------------------------------------
MORTGAGE PASS-THROUGH SECURITIES (51.8%) (2)
    FEDERAL HOME LOAN MORTGAGE CORPORATION (15.4%):
         29,881   8.50%, 1/1/17                                        32,370
        275,052   8.75%, 1/1/17                                       297,019
         46,960   9.00%, 4/1/03                                        47,645
         15,328   9.00%, 10/1/04                                       15,804
         87,691   9.00%, 12/1/05                                       91,859
        214,621   9.00%, 1/1 - 2/1/06                                 224,822
        314,722   9.00%, 5/1 - 7/1/09                                 339,900
         55,539   9.00%, 10/1/13                                       60,594
        907,735   9.00%, 5/1 - 11/1/16                                993,473
      1,944,059   9.00%, 1/1 - 10/1/17                              2,121,075
        252,184   9.00%, 6/1/18                                       275,417
        921,465   9.00%, 6/1-10/1/19                                1,009,605
        907,703   9.00%, 9/1/20                                       975,369
      3,217,967   9.00%, 5/1 - 8/1/21                               3,489,027
        132,472   9.00%, 3/1/22                                       145,463
        336,366   9.00%, 4/1/25                                       368,906
        171,584   9.25%, 7/1-8/1/08                                   184,786
        145,733   9.25%, 8/1/09                                       150,551
        155,030   9.25%, 7/1/10                                       165,521
        138,548   9.25%, 3/1/11                                       148,662
        257,209   9.25%, 6/1/16                                       282,454
        101,371   9.25%, 3/1/17                                       111,320
      1,172,503   9.25%, 2/1/18                                     1,276,783
      1,039,014   9.25%, 1/1 - 3/1/19                               1,128,348
        140,872   9.50%, 10/1/05                                      148,800
        149,514   9.50%, 10/1/08                                      161,742
        582,231   9.50%, 2/1 - 6/1/10                                 627,022
        518,510   9.50%, 1/1 - 6/1/11                                 560,743
        475,777   9.50%, 6/1 - 10/1/16                                525,233
        157,630   9.50%, 6/1 - 9/1/17                                 174,052
        217,252   9.50%, 4/1-12/1/18                                  239,888
      1,596,419   9.50%, 6/1 - 11/1/19                              1,746,131
        504,801   9.50%, 7/1 - 8/1/20                                 555,751
      6,751,350   9.50%, 8/1-12/1/21                                7,415,811
        170,778   9.75%, 12/1/08                                      184,623
        197,949   9.75%, 11/1/09                                      214,089
         70,486   9.75%, 6/1/11                                        76,233
      1,569,593   9.75%, 12/1/16                                    1,716,963
        657,492   9.75%, 6/1 - 12/1/17                                722,687
         22,140   9.85%, 5/1/16                                        24,410
        288,093   10.00%, 11/1/10                                     312,976
        376,448   10.00%, 11/1/11                                     416,400
        553,269   10.00%, 9/1/20                                      613,128
        136,924   10.25%, 6/1/10                                      149,539
        127,737   10.25%, 2/1/17                                      139,505
        115,316   10.29%, 9/1/16                                      126,315

------------------------------------------------------------------------------
QUANTITY($)       NAME OF ISSUER                            MARKET VALUE($)(1)
------------------------------------------------------------------------------
          2,711   10.50%, 4/1/04                                        2,803
        162,570   10.50%, 10/1/13                                     179,413
        440,189   10.50%, 5/1/14                                      483,033
        204,325   10.50%, 1/1/19                                      227,551
        298,695   10.50%, 7/1/20                                      334,603
         49,812   11.00%, 12/1/11                                      55,259
         17,537   11.00%, 2/1/14                                       19,642
         60,155   11.00%, 6/1/15                                       67,741
        101,282   11.00%, 2/1/18                                      113,439
         70,463   11.00%, 5/1/19                                       78,033
         53,509   11.25%, 10/1/09                                      59,142
        288,077   11.25%, 8/1/11                                      323,587
                                                                --------------
                                                                   32,733,060
                                                                --------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (15.3%):
        244,815   7.24%, 5/1/07                                       257,407
        340,071   7.54%, 6/1/16                                       365,372
         85,658   8.50%, 8/1/06                                        90,071
         92,962   8.50%, 9/1/17                                       100,515
        369,415   8.50%, 7/1/22                                       401,854
        751,601   8.87%, 12/15/25                                     819,696
         17,910   8.875%, 3/1/17                                       19,612
      1,600,201   9.00%, 1/1-5/1/09                                 1,717,318
         66,996   9.00%, 4/1/10                                        72,173
        200,027   9.00%, 3/1/11                                       215,842
        392,334   9.00%, 11/1/16                                      431,102
      1,037,239   9.00%, 1/1 - 12/1/17                              1,133,498
        413,838   9.00%, 9/1 - 12/15/19                               451,866
         60,328   9.00%, 9/1/20                                        66,310
        697,358   9.00%, 3/1 - 11/1/21                                765,396
        359,779   9.00%, 12/1/26                                      394,276
        844,801   9.25%, 10/1/09                                      909,589
        372,705   9.25%, 7/1/10                                       405,614
         44,638   9.25%, 4/1/12                                        47,310
        265,208   9.25%, 10/1 - 12/1/16                               290,663
         75,150   9.25%, 3/1/17                                        82,363
         68,282   9.375%, 5/1/16                                       75,050
         64,230   9.50%, 1/1/06                                        66,464
         62,212   9.50%, 9/1/08                                        66,646
        244,630   9.50%, 12/1/09                                      265,583
         88,636   9.50%, 1/1/11                                        95,863
         53,452   9.50%, 10/1/13                                       58,330
         63,383   9.50%, 5/1/14                                        67,902
        658,681   9.50%, 4/1 - 9/1/16                                 725,717
        133,088   9.50%, 9/1/17                                       146,730
        395,261   9.50%, 11/1 - 12/1/18                               436,401
        559,033   9.50%, 5/1 - 12/1/19                                617,148
      2,870,887   9.50%, 3/1 - 12/15/20                             3,158,385

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------------------------------------------------------------------------------
QUANTITY($)       NAME OF ISSUER                            MARKET VALUE($)(1)
------------------------------------------------------------------------------
        453,264   9.50%, 3/1-4/15/21                                  501,217
        766,056   9.50%, 4/1/25                                       844,555
        529,730   9.75%, 1/15/13                                      582,480
      2,140,151   9.75%, 1/1 - 10/1/21                              2,356,420
        802,038   9.75%, 4/1/25                                       883,244
        266,213   10.00%, 3/1 - 5/1/11                                289,190
        298,755   10.00%, 6/1/14                                      322,306
      3,478,904   10.00%, 2/1 - 3/1/15                              3,841,830
        229,990   10.00%, 11/1/16                                     251,767
        583,277   10.00%, 9/1 - 12/1/19                               641,542
        168,698   10.00%, 11/1/20                                     187,729
      1,484,461   10.00%, 1/1 - 10/1/21                             1,639,474
        413,648   10.00%, 5/1/22                                      449,685
        566,330   10.00%, 1/1/24                                      626,902
      1,602,547   10.25%, 8/15/13                                   1,772,904
        103,122   10.50%, 5/1/09                                      112,172
         26,189   10.75%, 11/1/10                                      28,593
        148,873   11.00%, 10/1/06                                     157,317
          8,959   11.00%, 4/1/14                                        9,951
        124,454   11.00%, 8/1/15                                      139,301
        169,616   11.00%, 7/1/19                                      188,842
      1,596,042   11.27%, 8/15/20                                   1,829,463
                                                                --------------
                                                                   32,474,950
                                                                --------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (21.1%) (3):
         47,560   7.50%, 3/15/07                                       50,203
        221,386   7.50%, 5/15/16                                      234,416
          1,160   8.00%, 7/15/03                                        1,186
         56,655   8.00%, 10/15/12                                      60,552
      1,106,467   8.00%, 5/15 - 9/15/16                             1,185,140
        317,619   8.25%, 12/15/11                                     342,619
        108,493   8.25%, 1/15/12                                      117,196
        233,869   8.25%, 8/15/15                                      253,483
        473,916   8.25%, 2/15/20                                      511,385
        143,351   8.50%, 12/15/11                                     155,478
        332,508   8.50%, 1/15/12                                      361,211
        188,975   8.50%, 4/15/15                                      206,074
        478,115   8.50%, 9/15/16                                      521,727
        415,942   8.50%, 1/15/17                                      454,209
        532,289   8.50%, 10/20/22                                     576,113
        431,587   8.50%, 9/20/24                                      465,444
      1,410,201   8.50%, 3/20 - 8/20/25                             1,518,235
        708,221   8.60%, 3/15 - 6/15/18                               767,354
          4,226   8.75%, 7/15/02                                        4,262
         31,368   8.75%, 5/15/03                                       32,089
        296,647   8.75%, 5/15 - 11/15/06                              311,841
         92,316   8.75%, 2/15 - 3/15/07                                99,018
         87,968   8.75%, 11/15/09                                      94,767

------------------------------------------------------------------------------
QUANTITY($)       NAME OF ISSUER                            MARKET VALUE($)(1)
------------------------------------------------------------------------------
        622,479   8.75%, 6/15 - 12/15/11                              674,677
         80,050   8.75%, 7/15/21                                       87,187
         37,985   9.00%, 10/15/04                                      39,626
      1,433,766   9.00%, 4/15 - 10/15/06                            1,512,664
        154,691   9.00%, 6/15 - 10/15/07                              166,611
        352,226   9.00%, 9/15 - 12/15/08                              379,844
        921,357   9.00%, 2/15 - 12/15/09                              988,143
        554,420   9.00%, 7/15/10                                      602,054
      1,733,408   9.00%, 5/15 - 10/15/11                            1,882,351
         87,799   9.00%, 1/15/12                                       95,738
         30,922   9.00%, 7/15/13                                       33,695
        534,390   9.00%, 7/15 - 8/15/15                               586,175
        383,684   9.00%, 5/20 - 7/20/16                               420,453
      3,528,412   9.00%, 1/15 - 8/20/17                             3,878,148
        185,905   9.00%, 5/15/18                                      198,734
      1,185,027   9.00%, 12/15/19                                   1,302,094
         47,001   9.00%, 7/20 - 10/20/21                               51,418
         90,829   9.00%, 12/15/24                                      99,173
        269,918   9.00%, 7/20/25                                      292,427
        266,163   9.10%, 5/15/18                                      291,741
         22,827   9.25%, 4/15/03                                       23,421
         89,321   9.25%, 3/15/05                                       94,048
        289,911   9.25%, 11/15/09                                     318,677
        326,431   9.25%, 1/15 - 11/15/10                              359,777
        211,382   9.25%, 11/15/11                                     232,756
         66,093   9.25%, 4/15/12                                       72,713
        182,290   9.25%, 5/15 - 10/15/16                              199,919
        381,753   9.25%, 2/20 - 11/20/17                              417,777
         15,856   9.50%, 1/20 - 3/15/05                                16,753
         71,748   9.50%, 1/15/06                                       76,256
      1,507,808   9.50%, 6/15 - 11/15/09                            1,657,287
        732,276   9.50%, 1/15 - 11/15/10                              800,327
        289,467   9.50%, 1/15 - 3/15/11                               320,568
        614,287   9.50%, 3/20 - 11/20/16                              679,417
      1,072,762   9.50%, 1/15 - 12/20/17                            1,188,801
      2,399,393   9.50%, 4/15 - 9/20/18                             2,651,040
        663,288   9.50%, 1/15 - 12/15/19                              734,299
        106,644   9.50%, 1/15 - 10/15/20                              118,310
        255,574   9.50%, 1/15 - 8/15/21                               283,545
      1,165,214   9.50%, 8/15/22                                    1,292,917
         10,490   9.75%, 11/15/02                                      10,588
         19,591   9.75%, 12/15/03                                      20,161
         10,655   9.75%, 3/15/04                                       11,197
        353,737   9.75%, 6/15 - 9/15/05                               374,116
        131,621   9.75%, 1/15 - 2/15/06                               139,895
        277,308   9.75%, 8/15 - 9/15/09                               305,989
        827,834   9.75%, 8/15 - 12/15/10                              915,117
        669,331   9.75%, 1/15/11                                      741,402

        See accompanying notes to portfolios of investments on page 50.

SIT U.S. GOVERNMENT SECURITIES FUND
MARCH 31, 2002
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------
QUANTITY($)       NAME OF ISSUER                            MARKET VALUE($)(1)
------------------------------------------------------------------------------
        869,178   9.75%, 10/15 - 12/15/12                             962,829
         34,227   9.75%, 4/15/18                                       37,619
          8,159   10.00%, 8/15/02                                       8,241
         34,742   10.00%, 11/15/03                                     35,809
         37,949   10.00%, 5/15/04                                      39,975
        362,278   10.00%, 7/15/05                                     384,335
         46,720   10.00%, 1/15/06                                      49,838
        119,000   10.00%, 11/15/08                                    131,193
         24,047   10.00%, 5/15 - 11/15/09                              26,639
        582,911   10.00%, 6/15 - 11/15/10                             647,921
         42,277   10.00%, 1/15/11                                      47,102
        158,024   10.00%, 10/15/15                                    175,371
         39,251   10.00%, 3/20/16                                      43,390
        111,033   10.00%, 11/15/17                                    123,252
         20,589   10.00%, 10/15/18                                     22,851
      1,436,714   10.00%, 2/15 - 11/15/19                           1,595,895
        115,532   10.00%, 1/15 - 12/15/20                             128,224
        137,794   10.00%, 6/15/21                                     152,963
         15,798   10.25%, 12/15/02                                     15,968
         37,026   10.25%, 5/15 - 8/15/04                               39,082
        102,687   10.25%, 7/15/05                                     109,308
         75,469   10.25%, 5/15/09                                      83,295
        165,854   10.25%, 1/15 - 7/15/12                              184,668
          7,816   10.50%, 12/15/02                                      7,905
        115,457   10.50%, 6/15/09                                     128,092
         60,552   10.50%, 7/15/10                                      67,439
        119,933   10.50%, 8/15 - 11/15/15                             134,489
         97,216   10.50%, 3/15 - 12/15/16                             109,154
         92,428   10.50%, 8/20/17                                     103,404
         90,533   10.50%, 11/15/18                                    101,856
        217,570   10.50%, 6/15/19                                     244,970
         11,197   10.75%, 9/15/03                                      11,592
         45,544   10.75%, 9/15/05                                      48,795
         49,709   10.75%, 8/15/06                                      53,571
         19,120   10.75%, 1/15/10                                      21,402
         34,130   10.75%, 7/15 - 8/15/11                               38,329
         54,668   11.00%, 6/15/04                                      58,154
        853,822   11.00%, 1/15 - 9/15/10                              956,772
         15,659   11.00%, 7/15/13                                      17,647
        134,770   11.25%, 9/15 - 10/15/05                             144,888
        257,464   11.25%, 6/15 - 9/15/10                              289,743
        907,579   11.25%, 2/15 - 11/15/11                           1,024,889
         43,127   11.75%, 5/15 - 6/15/04                               46,117
                                                                --------------
                                                                   44,619,004
                                                                --------------

Total mortgage pass-through securities                            109,827,014
    (cost: $107,297,809)                                        --------------

------------------------------------------------------------------------------
QUANTITY($)       NAME OF ISSUER                            MARKET VALUE($)(1)
------------------------------------------------------------------------------
TAXABLE MUNICIPAL SECURITIES (0.9%) (2)
        115,000   Alabama Hsg. Fin. Auth. Multifamily
                   Series 1999B, 5.70%, 9/1/03                        117,184
        274,000   Bernalillo Multifamily Rev. Series
                   1998A, 7.50%, 9/20/20                              281,754
         63,000   California Comm. Dev. Auth. Rev.
                   Series 2000, 7.50%, 5/20/04                         65,299
        105,000   Cuyahoga County Multifamily Rev.
                   Series 2000B, 7.00%, 1/20/08                       107,240
        135,000   Dakota Multifamily Rev. Series
                   1999A, 6.50%, 12/20/05                             139,856
        515,000   Maplewood Multifamily Rev.
                   Series 1998B, 6.75%, 7/20/15                       512,698
        195,000   Metro Govt. (TN) Series 2001 - A2,
                   7.00%, 6/20/04                                     199,222
        375,000   Nortex Multifamily Rev. Series
                   1999T, 6.50%, 3/20/06                              388,489
                                                                --------------
Total taxable municipal securities                                  1,811,742
    (cost: $1,776,837)                                          --------------

U.S. TREASURY SECURITIES (2.6%) (2)
      1,000,000   U.S. Treasury Strips, Zero Coupon,                  349,879
                   6.24% Effective Yield, 2/15/19
                  U.S. Treasury Notes:
      1,000,000    4.875%, 2/15/12                                    959,414
      4,000,000    6.25%, 2/15/07                                   4,225,312
                                                                --------------
Total U.S. Treasury securities                                      5,534,605
    (cost: $5,687,334)                                          --------------

COLLATERALIZED MORTGAGE OBLIGATIONS (40.0%) (2)
                  Federal Home Loan Mtg. Corp.:
        258,409    1006-C, 9.15%, 10/15/20                            277,204
      4,800,491    2106-C, 6.00%, 2/15/27                           4,796,323
     10,000,000    2125-OE, 6.25%, 1/15/24                         10,078,490
      5,000,000    2340-EC, 6.00%, 3/15/25                          4,982,184
      4,798,000    2335-CY, 6.50%, 8/15/29                          4,800,912
      2,444,555    2360-GM, 6.50%, 6/15/29                          2,464,709
      4,600,000    2283-PB, 7.00%, 3/15/27                          4,773,998
      4,963,774    2357-AK, 6.50%, 9/1/31                           4,864,435
                  Federal National Mtg. Association:
      2,177,105    1989-96, 9.00%, 12/25/19                         2,379,905
      1,249,456    1990-24Z, 9.50%, 3/25/20                         1,368,779
      1,185,366    1990-107Z, 9.00%, 9/25/20                        1,296,123

16
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------------------------------------------------------------------------------
QUANTITY($)       NAME OF ISSUER                            MARKET VALUE($)(1)
------------------------------------------------------------------------------
        558,823    1990-111Z, 8.75%, 9/25/20                          607,396
        880,168    1990-45J, 9.50%, 5/25/20                           973,751
        877,477    1990-49G, 9.00%, 5/25/20                           958,664
        538,549    1990-77D, 9.00%, 6/25/20                           588,744
        625,026    1990-116H, 9.00%, 10/25/20                         676,224
      1,070,440    1990-117E, 8.95%, 10/25/20                       1,163,130
      1,576,622    1990-129J, 9.50%, 11/25/20                       1,738,278
        148,045    1991-1G, 7.00%, 1/25/21                            153,020
        202,595    1991 -3Z, 8.50%, 1/25/21                           214,777
      2,708,870    1991-109Z, 8.50%, 9/25/21                        2,904,867
      2,433,651    2001-20DB, 6.00%, 1/25/29                        2,445,522
                  Gov't. National Mtg. Association:
      3,077,000    1999-14VG, 6.00%, 5/20/14                        3,008,371
      4,038,000    2001-41PB, 6.50%, 9/20/30                        4,077,945
                  Vendee Mortgage Trust:
      1,045,000    Series 1992-1 2K, 7.75%, 5/15/08                 1,087,730
        676,327    Series 1992-2 1F, 7.00%, 2/15/18                   676,503
      6,775,000    Series 1997-2 E, 7.50%, 5/15/24                  7,069,306
      5,100,000    Series 1999-1 3B, 6.50%, 2/15/20                 5,255,448
      3,205,000    Series 2000-3 2B, 7.50%, 4/15/08                 3,351,629
      5,500,000    Series 2000-3 2D, 7.50%, 11/15/14                5,707,680
                                                                --------------

Total collateralized mortgage obligations                          84,742,047
    (cost: $83,833,107)                                         --------------

SHORT-TERM SECURITIES (4.3%) (2)
      3,844,804   Dreyfus Cash Mgmt. Fund, 2.00%                    3,844,804
      2,500,000   FNMA, 1.70%, 4/1/02                               2,499,646
      2,800,000   FHLMC, 1.70%, 4/1/02                              2,799,603
                                                                --------------

Total short-term securities                                         9,144,053
    (cost: $9,144,053)                                          --------------

Total investments in securities
    (cost: $207,739,140) (7)                                     $211,059,461
                                                                ==============

        See accompanying notes to portfolios of investments on page 50.

[PHOTO]  SIT TAX-FREE INCOME FUND
         YEAR ENDED MARCH 31, 2002
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         DEBRA A. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The trend of municipal bond yields has been mixed. Intermediate-term municipal yields declined over 11 months through February, reflecting the Federal Reserve's lowering of short-term interest rates. However, yields rose during March in response to expectations of Federal Reserve tightening later this year. Longer-term municipal yields have been more stable, with the Bond Buyer Index of long-term municipal yields at 5.44%, unchanged from three months ago, and up only 0.14% from one year ago. The Sit Tax-Free Income Fund ranked 22nd out of 275 funds in the Lipper General Municipal Bond Fund Universe for the fiscal year(1). As of March 31, 2002, the Fund's 30-day SEC Yield was 4.96% and its 12-month distribution rate was 4.78%.
   We expect further increases in bond yields well into next year as the Federal Reserve begins tightening its policy, with higher target rates for short-term interest rates beginning later this year. During 2000, when municipal bond yields declined sharply (i.e., down 3/4 of 1% over the year) the Fund maintained a longer duration of over 8 years. During 2001 and early 2002, longer-term interest rates remained relatively stable near their historic lows. The Fund's duration was shortened substantially, to less than 5 years, in anticipation of a reversal toward higher interest rates.
   Over the past 12 months, two sectors (hospitals/healthcare and closed-end mutual funds) had especially strong returns, more than 2% above the Fund's average return. Only the multi-family sector experienced particularly weak performance, more than -2% below the Fund's average return. If we are correct in our expectations for higher bond yields over the next 12 months, single and multi-family housing would be expected to show strong performance. Holdings of both hospital and closed-end funds are being reduced in size, and the durations of holdings in those sectors are being shortened.
   Our economic forecast anticipates an economic recovery over the next 12 months with moderate inflation. The Federal Reserve is expected to increase short-term rates by 1% or more over the next 12 months, which will be a factor in causing bond yields to rise from current levels.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.

   Such municipal securities generate interest income that is exempt from both regular federal income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.


                                PORTFOLIO SUMMARY

                  Net Asset Value  3/31/02:     $9.82 Per Share
                                   3/31/01:     $9.90 Per Share
                          Total Net Assets:   $440.4 Million
                          30-day SEC Yield:      4.96%
                      Tax Equivalent Yield:      8.08%(2)
                12-Month Distribution Rate:      4.78%
                          Average Maturity:     13.3 Years
           Duration to Estimated Avg. Life:      4.9 Years(3)
                          Implied Duration:      4.6 Years(3)

(1)See next page.
(2)For individuals in the 38.6% federal tax bracket.
(3) See next page.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Multifamily Mortgage Revenue  28.8
                        Hospital/Health Care Revenue  22.8
                                       Other Revenue  15.4
                      Single Family Mortgage Revenue   6.7
                Industrial Revenue/Pollution Control   4.8
                              Education/Student Loan   4.2
                                  Sectors Under 4.0%  14.7
                             Cash & Other Net Assets   2.6

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                          AVERAGE ANNUAL TOTAL RETURNS*

                         SIT                        LIPPER
                      TAX-FREE       LEHMAN         GENERAL
                       INCOME     5-YEAR MUNI.    MUNI. BOND
                        FUND       BOND INDEX      FUND AVG.
                      --------    ------------    ----------

3 Month**               0.50%         0.58%          0.79%
6 Month**               0.21          0.11            n/a
1 Year                  4.05          3.87           2.75
5 Year                  5.10          5.47           5.06
10 Year                 6.10          5.77           5.95
Inception               6.57          6.40           6.69
   (9/29/88)


                            CUMULATIVE TOTAL RETURNS*

                         SIT                        LIPPER
                      TAX-FREE       LEHMAN         GENERAL
                       INCOME     5-YEAR MUNI.    MUNI. BOND
                        FUND       BOND INDEX      FUND AVG.
                      --------    ------------    ----------

1 Year                  4.05%         3.87%          2.75%
5 Year                 28.26         30.54          27.98
10 Year                80.81         75.30          78.30
Inception             136.37        131.10         139.83
  (9/29/88)



*AS OF 3/31/02.                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNI. BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(1)Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 3/31/02. Sit Tax-Free Income Fund rankings for the 3-, 5- and 10-year periods were 131st of 236 funds, 94th of 192 funds and 26th of 83 funds, respectively.

(3) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/29/88) and held until 3/31/02 would have grown to $23,637 in the Fund or $23,110 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                   LOWER OF MOODY'S, S&P,
                                                   FITCH OR DUFF & PHELPS
                                                        RATINGS USED.

                                  [PIE CHART]

                                          A   28.0%
                                         AA   12.1%
                                        AAA   22.7%
                  Cash and Other Net Assets    2.6%
                                        BBB   31.3%
                              Less than BBB    3.3%

SIT TAX-FREE INCOME FUND
MARCH 31, 2002
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                 MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (93.6%) (2)
   ALABAMA (0.8%)
         500,000   Cullman Med. Park South Med. Clinic Board Rev. Series 1993A (Cullman Regional
                     Medical Center Proj.), 6.50%, 2/15/13                                                                  504,745
         360,000   Fort Payne G.O. Sewer Refunding Warrants Series 1993B, 5.00%, 6/1/04                                     361,080
         900,000   Huntsville Hlth. Care Fac. Auth. Rev.  Series 1992A, 6.375%, 6/1/22                                      920,349
                   Montgomery Med. Clinic Board Hlth. Care Fac. Rev. Series 1991:
         495,000     7.00%, 3/1/15                                                                                          495,426
         415,000     7.375%, 3/1/06                                                                                         420,246
         900,000   Oxford Public Park and Rec Board Rev. Series 2001 (ACA insured), 6.00%, 12/1/21                          894,771
                                                                                                                      --------------
                                                                                                                          3,596,617
                                                                                                                      --------------
   ALASKA (2.5%)
      12,505,000   Alaska HFC Gen. Mtg. Rev. 1997 Series A, Zero Coupon, 6.15% Effective Yield on Purchase Date, 12/1/17  4,944,227
         210,000   AK Industrial Dev. & Export Auth. Rev. Refunding Revolving Fund Series 1993A, 5.60%, 4/1/03              215,151
       1,000,000   Anchorage G.O. Refunding Series 1992 (MBIA insured), 6.00%, 2/1/05                                     1,013,270
       1,050,000   Northern Tobacco Securitization Corp. Tobacco Settlement Asset-Backed Rev. Series 2001, 4.60%, 6/1/09  1,011,990
                   Palmer Hosp. Rev. Series 1999 (Valley Hosp. Assn. Proj.) (Radian Asset Assurance):
       3,150,000     5.00%, 12/1/08                                                                                       3,228,971
         600,000     5.35%, 12/1/11                                                                                         615,864
                                                                                                                      --------------
                                                                                                                         11,029,473
                                                                                                                      --------------
   ARIZONA (1.5%)
                   Maricopa  Co. Industrial Dev. Auth. Multifamily Hsg. Rev.:
       2,780,000     Senior Series 1995A (Pine Ridge Apts. Proj.), 6.50%, 10/1/25                                         3,092,528
         665,000     Subordinate Series 1995B (Pine Ridge Apts. Proj.), 7.15%, 10/1/25                                      752,707
       1,050,000     Senior Series 2000A (Sun King Apts. Proj.), 6.75%, 11/1/18                                           1,122,009
         500,000   Maricopa Co. Industrial Dev. Auth. Educ. Rev. Series 2000A (Arizona Charter Schools Proj. I), 6.50%, 7/1/513,875
         500,000   Maricopa Co. Industrial Dev. Auth. Hlth. Fac. Rev. Series 1992A (Catholic Hlthcare West Proj.)
                     (MBIA insured), 5.75%, 7/1/11                                                                          514,195
         600,000   Show Low Industrial Dev. Auth. Hosp. Rev. Series 1998A (Navapache Regl. Med. Ctr. Proj.)
                     (ACA insured), 5.125%, 12/1/04                                                                         618,930
                                                                                                                      --------------
                                                                                                                          6,614,244
                                                                                                                      --------------
   ARKANSAS (1.1%)
         135,762   Drew Co. Public Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993-A2
                     (FNMA backed), 7.90%, 8/1/11                                                                           141,838
          78,728   Jacksonville Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993B, 7.75%, 1/1/11             81,771
          56,675   Lonoke Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding 1993B, 7.375%, 4/1/11                     58,774
       1,380,000   Maumelle HDC First Lien Rev. Refunding 1992 Series A (Section 8), 7.875%, 7/1/09                       1,411,133
                   North Little Rock Hlth. Facs. Bd. Health Care Rev. Series 2001 (Baptist Health Proj.):
         555,000     5.00%, 7/1/06                                                                                          564,318
         585,000     5.00%, 7/1/07                                                                                          589,797
         490,000     5.00%, 7/1/08                                                                                          491,529
       1,000,000   Rogers Sales & Use Tax Rev. Series 1996, 5.35%, 11/1/11                                                1,023,620
         510,000   Saline Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1992, 7.875%, 3/1/11              524,132
                                                                                                                      --------------
                                                                                                                          4,886,912
                                                                                                                      --------------

20
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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                 MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
   CALIFORNIA (2.1%)
       1,000,000   Bell  Cmty. Hsg. Auth. Rev. Series 1995A (Mobilehomes Park Acquisition Proj.), 6.40%, 10/1/15          1,026,050
       1,000,000   Chula Vista Redev. Agency Refunding Tax Allocation Senior Series 1994A (Bayfront-Town
                     Center Redev. Proj.), 7.625%, 9/1/24                                                                 1,119,020
                   Glendale Hosp. Rev. Refunding Series 1994 (Verdugo Hills Hosp. Proj.)(Industrial Indemnity insured):
       1,700,000     7.75%, 1/1/09                                                                                        1,693,795
       1,585,000     8.00%, 1/1/12                                                                                        1,580,451
                   Ridgecrest Refunding Certificates of Participation Series 1999 (Ridgecrest Civic Center Proj.):
         275,000     5.55%, 3/1/09                                                                                          285,706
         290,000     5.65%, 3/1/10                                                                                          302,699
         350,000     6.00%, 3/1/14                                                                                          368,753
       2,000,000   Tobacco Securitization Auth. of Northern CA Tobacco Settlement Asset-Backed Rev.
                     Series 2001B, 4.375%, 6/1/21                                                                         1,940,480
       1,000,000   Tobacco Securitization Auth. of Southern CA Tobacco Settlement Asset-Backed Rev.
                     Senior Series 2002A, 5.25%, 6/1/27                                                                     971,370
                                                                                                                      --------------
                                                                                                                          9,288,324
                                                                                                                      --------------
   COLORADO (2.7%)
       1,940,000   Central Platte Valley Met. Dist. (Denver Co.) G.O. Series 1999 (ACA insured), 5.15%, 12/1/13           2,062,007
       1,910,000   CO E-470 Business Met. Dist. G.O. Series 1999 (ACA insured), 5.00%, 12/1/11                            1,869,737
       1,250,000   CO Hlth. Fac. Auth. Rev. Series 1995 (Covenant Retirement Cmty. Proj.), 6.75%, 12/1/15                 1,309,662
                   CO HFA Single Family Program Senior Series:
         895,000     1996B-2, 7.45%, 11/1/27                                                                                935,239
         585,000     1997B-3, 6.80%, 11/1/28                                                                                622,422
       1,000,000   CO Hlth. Fac. Auth. Hosp. Rev. Series 1998 (Parkview Med. Ctr., Inc. Proj.), 5.15%, 9/1/13               952,620
       1,000,000   CO Hlth. Fac. Auth. Rev. Series 2000 (Evangelical Lutheran Proj.), 6.25%, 12/1/10                      1,053,210
                   CO Hlth. Fac. Auth. Rev. (Natl. Benevolent Assoc. Proj.):
         165,000     Series 2000, 6.05%, 3/1/07                                                                             171,641
       1,400,000     Series 1998B, 5.25%, 2/1/18                                                                          1,206,002
         400,000   CO Hlth. Fac. Auth. Rev. Series 2000A (Porter Place Proj.) (GNMA collateralized), 5.10%, 1/20/11         404,212
         600,000   Denver Hsg. Corp. Multifamily Rev. Refunding Series 1997A (Section 8), 5.35%, 10/1/12                    590,070
                   Denver Hlth. & Hosp. Auth. Rev Series 2001A:
         200,000     5.00%, 12/1/04                                                                                         203,794
         150,000     5.25%, 12/1/05                                                                                         154,017
         150,000   Thornton Single Family Mtg. Rev. Refunding 1992 Series A, 8.05%, 8/1/09                                  153,432
         110,000   Vail Single Family Mtg. Rev. Refunding Series 1992, 8.125%, 6/1/10                                       114,208
                                                                                                                      --------------
                                                                                                                         11,802,273
                                                                                                                      --------------
   CONNECTICUT (0.5%)
       1,850,000   Mashantucket Western Pequot Tribe Subordinated Special Rev. Series 1999B, Zero Coupon,
                     5.05% Effective Yield on Purchase Date, 9/1/09                                                       1,223,220
       1,000,000   Mohegan Tribe of Indians Gaming Auth. Priority Distribution Payment Public Impt., 5.50%, 1/1/06        1,026,510
                                                                                                                      --------------
                                                                                                                          2,249,730
                                                                                                                      --------------
   DISTRICT OF COLUMBIA (0.7%)
       1,390,000   District of Columbia HFA Multifamily Hsg. Refunding Rev. Series 1992C (FHA
                     insured) (Chastleton Dev.), 6.95%, 7/1/27                                                            1,421,442
       1,500,000   District of Columbia Tobacco Settlement Financing Corp. Asset-Backed Rev. Series 2001, 6.25%,
                     5/15/24                                                                                              1,499,865
                                                                                                                      --------------
                                                                                                                          2,921,307
                                                                                                                      --------------

        See accompanying notes to portfolios of investments on page 50.
                                                                              21
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MARCH 31, 2002
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                 MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
   FLORIDA (2.3%)
       1,000,000   Citrus Co. Pollution Ctl. Rev. Refunding Series 1992A (FL Power Corp.-Crystal Riv. Proj.), 6.625%,
                     1/1/27                                                                                               1,022,670
         750,000   Collier Co. HFA Multifamily Hsg. Rev. Series 2002C (Goodlette Arms Proj.), 5.25%, 8/15/15                742,852
         820,000   Escambia Co. Hlth. Fac. Auth. Rev. Series 1997 (Azalea Trace, Inc. Proj.), 5.60%, 1/1/05                 832,038
       1,215,000   FL HFC Hsg. Rev. Refunding Series 2000D2 (Augustine Club Atps. Proj.), 8.25%, 10/1/30                  1,170,021
         600,000   FL HFA Multifamily Gtd. Mtg. Rev. Series 1985VV (Blairstone Proj.) (LOC First Union National Bank)
                     (Mandatory Put 12/1/02), 5.00%, 12/1/07                                                                600,564
         850,000   Hialeah Hsg. Auth. Mtg. Rev. Refunding Series 1996B1 (Russ Allen Plaza Proj.)(Section 8), 5.80%, 9/1/11  863,472
       1,000,000   Hillsborough Co. Industrial Dev. Auth. Pollution Ctrl. Rev. Refunding Series 1992
                     (Tampa Electric Co. Proj.), 8.00%, 5/1/22                                                            1,034,250
                   Jacksonville Hlth. Fac. Auth. Industrial Dev. Rev. (Natl. Benevolent-Cypress Village Proj.):
         200,000     Series 1992, 7.00%, 12/1/22                                                                            202,882
         250,000     Series 1993, 6.40%, 12/1/16                                                                            250,053
         160,000     Series 2000, 6.05%, 3/1/07                                                                             166,440
                   Lee Co. Industrial Dev. Auth. Hlth. Care Fac. Rev. Series 1999A (ShellPoint Village Proj.):
         545,000     5.50%, 11/15/08                                                                                        548,057
       1,200,000     5.50%, 11/15/10                                                                                      1,187,028
         750,000   Miami-Dade Co. Special Hsg. Rev. Refunding Series 1998 (Section 8), 5.30%, 10/1/05                       752,370
         500,000   Tampa Rev. Series 2002 (Univ. of Tampa Proj.)(Radian Asset Assurance), 5.50%, 4/1/10 (9)                 523,040
                                                                                                                      --------------
                                                                                                                          9,895,737
                                                                                                                      --------------
   GEORGIA (2.1%)
       1,600,000   Augusta Hsg. Rehabilitation Agy. Inc. Multifamily Mtg. Rev. Refunding Series 1992C (Bon Air Proj.)
                     (Section 8), 7.50%, 3/1/14                                                                           1,656,768
         715,000   Cobb Co. HA Multifamily Rev. Refunding Series 1992A  (Signature Place Project), 6.875%, 10/1/17          725,060
                   Conyers Hsg. Auth. Rev. Senior Lien Series 1999A (RHA/Affordable Hsg., Inc. Proj.)
                     (QBE insured), Mandatory Put 10/1/09:
       1,000,000       5.60%, 10/1/39                                                                                     1,017,760
       1,530,000       5.95%, 10/1/39                                                                                     1,589,976
                   Dekalb Co. Hsg. Auth. Multifamily Hsg. Rev. (Regency Woods I & II):
       1,240,000     Senior Series 1996A, 6.375%, 1/1/11                                                                  1,297,152
       1,400,000     Senior Series 1996A, 6.375%, 1/1/16                                                                  1,441,538
       1,295,000     Subordinate Series 1996C, 7.25%, 1/1/26                                                              1,286,090
                   Royston Hosp. Auth. Rev. Refunding Series 1999 (Ty Cobb Healthcare Sys., Inc. Proj.):
         210,000     6.00%, 7/1/04                                                                                          211,915
         200,000     6.125%, 7/1/09                                                                                         194,566
                                                                                                                      --------------
                                                                                                                          9,420,825
                                                                                                                      --------------
   HAWAII (0.3%)
       1,185,000   Honolulu Mtg. Rev. Ref. Series 1996A (Hale-Pauahi Proj.)(FHA insured)(MBIA insured), 6.80%, 7/1/28     1,243,894
                                                                                                                      --------------

   ILLINOIS (9.2%)
                   Broadview Village of Cook Co. Tax Increment Rev. Series 1999:
         750,000     4.90%, 7/1/06                                                                                          755,903
       1,000,000     5.00%, 7/1/07                                                                                          998,090
       1,085,000     5.05%, 7/1/08                                                                                        1,075,398
       2,030,000     5.10%, 7/1/09                                                                                        1,996,992
         545,000   Chicago Res. Mtg. Rev. Refunding Series 1992B (MBIA insured) Zero Coupon, 7.30% Effective
                     Yield on Purchase Date, 10/1/09                                                                        323,708

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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                 MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
       1,030,000   Collinsville (City of) Madison Co. Industrial Dev. Rev. Refunding (Drury Inn-Collinsville Proj.)
                     Series 1993, 6.00%, 11/1/04                                                                          1,021,410
       1,000,000   IL DFA Rev. Refunding Series 2002A (Olin Corp. Proj.), 4.50%, 6/1/04                                     997,300
       1,330,000   IL DFA Elderly Hsg. Rev. Refunding Series 1995A (Pontiac Towers Proj.)(Section 8), 6.65%, 10/1/09      1,359,925
                   IL DFA Refunding & New Money Rev. (Cmty. Rehab. Providers Fac. Acquisition Program):
       1,690,000     Series 1997A, 5.80%, 7/1/08                                                                          1,727,129
       5,575,000     Series 1997A, 6.00%, 7/1/15                                                                          5,521,703
       1,200,000     Series 1997C, 5.65%, 7/1/19                                                                          1,086,888
       1,685,000     Series 1998A, 5.70%, 7/1/19                                                                          1,559,333
       1,960,000     Series 1998A, 5.50%, 7/1/12                                                                          1,914,077
       1,000,000   IL Educ. Fac. Auth. Rev. Series 1998 (Augustana College Proj.), 5.00%, 10/1/13                           956,950
       2,780,000   IL HDA Elderly Hsg. Rev. Series 1992C (Village Ctr.) (Section 8), 6.85%, 3/1/20                        2,834,154
                   IL Hlth. Fac. Auth. Rev.:
                     Refunding Series 1993 (Lutheran Social Svcs. IL):
         525,000       6.00%, 8/15/03                                                                                       534,791
         545,000       6.10%, 8/15/04                                                                                       560,255
         750,000     Refunding Series 1993 (OSF Healthcare System), 5.75%, 11/15/07                                         773,940
       1,000,000     Refunding Series 1994 (Passavant Memorial Area Hospital Assn.), 5.95%, 10/1/11                       1,064,240
         400,000     Refunding Series 1994 (Friendship Village of Schaumberg Proj.), 6.25%, 12/1/04                         408,372
                     Refunding Series 1994A (Northwestern Memorial Hosp. Proj.):
       1,000,000       5.70%, 8/15/07                                                                                     1,046,310
         615,000       5.75%, 8/15/08                                                                                       642,201
                     Refunding Series 2000 (Riverside Hlth. Sys. Proj.):
         300,000       6.00%, 11/15/03                                                                                      311,505
         250,000       6.10%, 11/15/04                                                                                      263,695
       1,000,000     Refunding Series 2000 (Galesburg Cottage Hosp. Proj.), 6.00%, 5/1/15                                 1,023,720
                     Refunding Series 2001 (Decatur Memorial Hospital Proj.):
         350,000       4.20%, 10/1/05                                                                                       349,433
         970,000       4.625%, 10/1/08                                                                                      954,752
       1,600,000   IL Industrial Pollution Control Financing Auth. Rev. Series 1979 (Olin Corp. Proj.), 6.875%, 3/1/04    1,622,528
       1,850,000   Roselle Multifamily Hsg. Rev. Refunding Series 1994A (GNMA collateralized)
                     (Waterbury Apts.)  (FHA insured), 7.00%, 1/1/25                                                      1,941,575
       4,505,000   Southwestern IL Dev. Auth. Local Govt. Prog. Rev. Series 1998-A (City of East St. Louis
                     Tax Increment Financing Proj.), 6.00%, 4/1/10                                                        4,451,571
         590,000   Upper Illinois River Valley Dev. Auth. Rev. Series 2001 (Morris Hosp. Proj.), 6.05%, 12/1/11             604,567
                                                                                                                      --------------
                                                                                                                         40,682,415
                                                                                                                      --------------
   INDIANA (5.5%)
       1,975,000   IN Bond Bank Special Prgm. Series 1997C (Pittsboro Wastewater Treatment Plant Proj.), 5.70%, 8/1/17    2,003,203
       2,175,000   IN DFA Educ. Fac. Rev. Series 1997 (Park Tudor Fdn. Proj.), 6.00%, 6/1/22                              2,239,859
                   IN Educ. Fac. Auth. Educ. Fac. Rev. Series 1992 (Manchester College Proj.):
         250,000     6.50%, 10/1/05                                                                                         257,668
         305,000     6.60%, 10/1/06                                                                                         314,028
                   IN Hlth. Fac. Fin. Auth. Hosp. Rev.:
                     Series 1992 (Fayette Mem. Hosp. Proj.):
         250,000       7.00%, 10/1/02                                                                                       252,497
         295,000       7.10%, 10/1/03                                                                                       302,992
         315,000       7.20%, 10/1/04                                                                                       323,807

        See accompanying notes to portfolios of investments on page 50.
                                                                              23
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MARCH 31, 2002
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                 MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
         390,000       7.30%, 10/1/07                                                                                       400,288
         420,000       7.30%, 10/1/08                                                                                       430,605
       1,850,000     Refunding Series 1998 (Marquette Manor Proj.), 5.00%, 8/15/18                                        1,614,884
       1,000,000     Series 1999D (Charity Obligated Group), 5.50%, 11/15/11                                              1,041,420
         650,000     Series 2001 (Methodist Hospitals, Inc.), 5.00%, 9/15/06                                                664,241
                     Series 2001A (Community Foundation Northwest IN):
         780,000       5.50%, 8/1/05                                                                                        798,236
       1,100,000       5.50%, 8/1/06                                                                                      1,124,376
       1,000,000       6.00%, 8/1/07                                                                                      1,037,900
       1,000,000       6.00%, 8/1/08                                                                                      1,032,040
       1,000,000       5.50%, 8/1/13                                                                                        957,770
         500,000   IN HFA Single Family Mtg. Rev. Refunding Series 1992A, 6.80%, 1/1/17                                     511,545
                   IN Hlth. Fac. Fin. Auth. Rev. Refunding Series 1998 (Greenwood Village South Proj.):
         260,000     5.00%, 5/15/03                                                                                         261,082
         140,000     5.15%, 5/15/04                                                                                         140,454
         150,000     5.25%, 5/15/06                                                                                         149,165
         170,000     5.35%, 5/15/08                                                                                         166,026
       2,545,000   Indianapolis Econ. Dev. Refunding & Imprv. Rev. Series 1992 (Natl. Benevolent
                     Assn.-Robin Run Village Proj.), 7.25%, 10/1/10                                                       2,595,568
                   Indianapolis Econ. Dev. Rev. (Willowbrook Apts. Proj.):
       1,075,000     Senior Series 1996A, 6.50%, 7/1/16                                                                     843,241
       1,290,000     Subordinate Series 1996C, 7.125%, 7/1/26 (8) (10)                                                      645,000
       1,000,000   Petersburg Pollution Ctrl. Rev. Refunding Series 1993A (Indianapolis Pwr. & Light Proj.)
                     (MBIA insured), 6.10%, 1/1/16                                                                        1,036,370
       2,475,000   St. Joseph Co. Hosp. Auth. Hlth. Fac. Rev. Series 1999 (Madison Center, Inc. Proj.), 5.45%, 2/15/12    2,393,053
         615,000   Sullivan Industrial Pollution Ctrl. Rev. Refunding Series 1991 (Hoosier Energy Corp. Proj.)
                     (MBIA-IBC insured), 7.10%, 4/1/19                                                                      626,544
                                                                                                                      --------------
                                                                                                                         24,163,862
                                                                                                                      --------------
   IOWA (1.7%)
       1,390,000   IA Fin. Auth. Small Business Dev. Refunding Rev. Series 1992 (University Civic Ctr. Court
                     Assn. Proj.), 7.40%, 3/1/17                                                                          1,422,943
                   IA Fin. Auth. Hlth. Care Fac. Rev. Series 1997 (Natl. Benevolent Assn.- Ramsey Home Proj.):
       1,430,000     6.15%, 5/1/17                                                                                        1,370,298
         165,000     6.35%, 5/1/27                                                                                          156,296
       1,130,000   IA Fin. Auth. Multifamily Hsg. Rev. Refunding Series 1997A (Kingswood Apts. Proj.)
                     (GNMA-collateralized), 6.15%, 5/1/32                                                                 1,172,578
                   IA Fin. Auth Single Family Rev. Series 2000D (GNMA/FNMA Mtg. Backed Securities Proj.):
         495,000     5.65%, 7/1/07                                                                                          509,261
         590,000     5.75%, 7/1/09                                                                                          623,223
       1,190,000   Ottumwa Hosp. Rev. Refunding Series 1993 (Ottumwa Regional Hlth. Ctr.), 6.00%, 10/1/10                 1,182,420
       1,000,000   Tobacco Settlement Auth. Asset-Backed Rev. Series 2001B, 5.30%, 6/1/25                                   876,680
                                                                                                                      --------------
                                                                                                                          7,313,699
                                                                                                                      --------------

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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                 MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
   KANSAS (0.1%)
         210,000   Kansas City Single Family Mtg. Rev. Series 1982A Zero Coupon, 11.23% Effective Yield on
                     Purchase Date, 11/1/14                                                                                  52,801
         200,000   Leavenworth Temp. Nts. Series 2001B, 4.00%, 3/1/03                                                       200,275
         660,000   Olathe & Labette Cos. Mtg. Loan Rev. 1991 Series B (GNMA collateralized) Zero Coupon, 7.56%
                     Effective Yield on Purchase Date, 2/1/23                                                               148,401
                                                                                                                      --------------
                                                                                                                            401,477
                                                                                                                      --------------
   KENTUCKY (0.8%)
         500,000   Boone Co. Pollution Ctrl. Rev. Refunding Series 1992A (Dayton Pwr. & Light Co. Proj.), 6.50%,
                     11/15/22                                                                                               513,414
       1,500,000   Hopkins Co. Hospital Rev. Series 1991 (Trover Clinic Foundation)(MBIA insured), 6.625%, 11/15/11       1,535,519
       1,250,000   Logan/Todd Regional Water Commission Bond Anticipation Rev. Nts. Series 2000, 5.50%, 8/1/03            1,260,237
                   Murray-Calloway Co. Public Hosp. Corp. First Mtg. Lease Rev. Series 1992:
         200,000     6.15%, 7/1/04                                                                                          205,293
         190,000     6.50%, 7/1/08                                                                                          194,561
                                                                                                                      --------------
                                                                                                                          3,709,024
                                                                                                                      --------------
   LOUISIANA (2.2%)
       5,235,000   Denham Springs/Livingston HMFA Residual Rev. Series 1992C Zero Coupon,
                     7.65% Effective Yield on Purchase Date, 7/10/14                                                      2,105,412
                   East Baton Rouge Single Family Mtg. Rev. Refunding:
       1,415,000     Series 1997C-3 Subordinate Bonds, 5.65%, 10/1/18                                                     1,389,403
       7,200,000     Capital Appreciation Series 2000D1 (GNMA & FNMA collateralized) Zero Coupon,
                       6.46% Effective Yield on Purchase Date, 4/1/34                                                       900,936
       3,705,000   Houma-Terrebonne Public Trust Fin. Auth. Residual Rev. Series 1992C Zero Coupon, 7.60%
                     Effective Yield on Purchase Date, 7/10/14                                                            1,494,375
         500,000   LA PFA Hospital Rev. Refunding Series 1989A (General Health, Inc.) (MBIA insured), 6.50%, 11/1/14        503,875
          69,108   LA PFA Single Family Mtg. Rev. Series 1992 (Lafayette PTFA Mtg. Acquisition), 7.50%, 10/1/15              71,227
         280,000   New Orleans HDC First Lien Rev. Refunding Series 1996A (Tivoli Place Apts. Proj.)
                     (Section 8), 6.40%, 12/1/04                                                                            282,425
         400,000   Orleans Levee Dist. Rev. Series 1995A (Tr. Rcpts.) (FSA insured), 5.95%, 11/1/14                         431,652
       2,500,000   Tobacco Settlement Financing Corp. Asset-Backed Rev. Series 2001B, 5.50%, 5/15/30                      2,318,200
                                                                                                                      --------------
                                                                                                                          9,497,505
                                                                                                                      --------------
   MAINE (0.2%)
       1,000,000   South Berwick Educ. Rev. Series 1998 (Berwick Academy Issue), 5.25%, 8/1/13                              970,010
                                                                                                                      --------------

   MARYLAND (0.1%)
         470,000   MD Econ. Dev. Corp. Student Hsg. Rev. Series 1999A (Collegiate Hsg. Fdn. -
                     University Courtyard Proj.), 5.20%, 6/1/07                                                             469,121
                                                                                                                      --------------

   MASSACHUSETTS (1.9%)
                   MA Hlth. & Educ. Fac. Auth. Rev.:
         500,000     Series 1994B (Holyoke Hosp. Proj.), 6.25%, 7/1/04                                                      504,120
         750,000     Series 1996C (North Adams Regional Hosp. Proj.), 6.25%, 7/1/04                                         753,038
         200,000     Series 1998A (Vinfen Corp. Proj.) (ACA insured), 5.10%, 11/15/11                                       198,338
       1,315,000     Series 1998B (Cape Cod Hlth. Care Proj.), 5.25%, 11/15/13                                            1,265,411
       1,000,000     Series 1998C (Milford-Whitinsville Regional Hosp. Issue), 5.75%, 7/15/13                               958,720
       2,000,000     Series 2001E (Berkshire Health Sys.), 4.50%, 10/1/05                                                 1,996,780
       2,565,000   MA HFA Hsg. Projs. Rev. Series 1993A, 6.375%, 4/1/21                                                   2,705,075
         225,000   MA Industrial Finance Agency Resource Recovery Rev. Refunding Series 1992A
                     (Ogden Haverhill Associates Proj.), 4.95%, 12/1/06                                                     203,357
                                                                                                                      --------------
                                                                                                                          8,584,839
                                                                                                                      --------------

        See accompanying notes to portfolios of investments on page 50.
                                                                              25
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MARCH 31, 2002
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                 MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
   MICHIGAN (1.6%)
                   John Tolfree Hlth. System, Mtg. Rev. & Refunding Series 1999:
         295,000     5.25%, 9/15/04                                                                                         297,811
         395,000     5.30%, 9/15/05                                                                                         396,924
         665,000   MI Hosp. Fin. Auth. Hosp. Rev. and Refunding Series 1998 (Chelsea Cmty. Hosp. Proj.), 5.35%, 5/15/13     605,024
         700,000   MI Hosp. Fin. Auth. Rev. Series 1997 (Presbyterian Vlgs. of Mich. Oblig. Group Proj.), 6.375%, 1/1/15    701,624
       2,095,000   Southfield Econ. Dev. Corp. Ltd. Obligation Rev. Series 1998A (Lawrence Tech. Univ. Proj.), 5.25%,
                     2/1/13                                                                                               1,999,803
                   Summit Academy North Public School Certificates of Participation Series 2001:
         115,000     5.40%, 7/1/03                                                                                          117,100
         130,000     5.60%, 7/1/05                                                                                          132,699
         135,000     5.70%, 7/1/06                                                                                          137,485
         145,000     5.95%, 7/1/07                                                                                          146,836
       2,545,000   Troy City EDC Econ. Dev. Rev. Refunding Series 1992 (Drury Inn-Troy Proj.)
                     (Lincoln Natl. Corp.), 6.75%, 10/1/12                                                                2,643,975
                                                                                                                      --------------
                                                                                                                          7,179,281
                                                                                                                      --------------
   MINNESOTA (1.7%)
       3,410,000   Dakota Co. HRA Multifamily Mtg. Rev. Refunding Series 1997A (Park Place
                     Apts. Proj.)(GNMA Collateralized), 6.875%, 2/20/32                                                   3,650,166
         740,000   Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.)(Section 8), 6.375%, 4/1/20         758,655
         573,708   Moorhead Single Family Mtg. Rev. Refunding Series 1992B, 7.00%, 8/1/11                                   585,612
       2,315,000   Plymouth Multifamily Hsg. Dev. Rev. Refunding Series 1996A (GNMA collateralized)
                     (Fox Forest Apts. Proj.), 8.05%, 6/20/31                                                             2,540,018
                                                                                                                      --------------
                                                                                                                          7,534,451
                                                                                                                      --------------
   MISSISSIPPI (0.3%)
                   Clarksdale Sewer & Wastewater Treatment Sys. Rev. Refunding Series 1992 (MBIA insured):
         355,000     5.80%, 10/1/05                                                                                         365,643
         385,000     5.90%, 10/1/06                                                                                         399,588
         430,000   Lincoln Co. Hosp. Rev. Refunding Series 1998A (Kings Daughter Hosp. Proj.),  5.20%, 4/1/08               446,202
                                                                                                                      --------------
                                                                                                                          1,211,433
                                                                                                                      --------------
   MISSOURI (1.7%)
       1,000,000   Cameron Industrial Dev. Auth. Rev. Refunding Series 2000 (Cameron Cmnty. Hosp. Proj.)
                     (ACA Insured), 5.80%, 12/1/09                                                                        1,053,650
                   MO Dev. Finance Board Infrastructure Fac. Rev.:
                     Series 2000A (Eastland Ctr. Proj. Phase 1):
       1,450,000       5.75%, 4/1/09                                                                                      1,518,861
         550,000       5.75%, 4/1/12                                                                                        567,903
       1,000,000     Series 2000B (Eastland Ctr. Proj. Phase 2), 6.00%, 4/1/15                                            1,015,400
         850,000   MO Hlth. & Educ. Fac. Auth. Educ. Fac. Rev. Series 1999 (park College Proj.), 5.55%, 6/1/09              869,193
         150,000   MO Environmental Impt. & Energy Res. Auth. Water Fac. Rev. Refunding Series 1999 (Tri-Co. Water
                     Auth Proj.) (Radian Asset Assurance), 5.50%, 4/1/07                                                    157,413
       1,030,000   St. Louis Co.  Industrial Dev. Auth. Hsg. Rev. Refunding Series 1995 (South Point Apts. and
                     Hunter's Ridge Apts. Proj.), 7.875%, 1/1/25                                                          1,058,819
          15,000   St. Louis Co. Single Family Res. Mtg. Series 1984 (MBIA insured), 6.75%, 4/1/10                           15,973
                   St. Louis Co. Industrial Dev. Auth. Hlth. Care Fac. Rev. Refunding Series 1999 (Nazareth Living Ctr. Proj.):
         200,000     5.10%, 8/15/07                                                                                         192,852
         200,000     5.15%, 8/15/08                                                                                         190,046
       1,000,000   St. Louis Industrial Dev. Auth. Tax-Exempt Impt. Rev. Series 1998 (St. Louis Zoo Fdn.)
                     (LOC Nationsbank), 5.10%, 8/15/12                                                                    1,008,070
                                                                                                                      --------------
                                                                                                                          7,648,180
                                                                                                                      --------------
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
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QUANTITY($)        NAME OF ISSUER                                                                                 MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
   MONTANA (0.2%)
       1,000,000   Crow Finance Auth. Tribal Purpose Revenue Series 1997A, 5.70%, 10/1/27                                   955,910
                                                                                                                      --------------

   NEVADA (1.7%)
         490,000   Clark Co. Passenger Fac. Charge Rev. Series 1992A ( Las Vegas McCarran Intl. Airport Proj.)
                     (Ambac insured), 5.80%, 7/1/03                                                                         504,269
       3,115,000   Clark Co. Pollution Ctrl. Rev. Refunding Series 1992B (Nevada Pwr. Co. Proj.)(FGIC insured), 6.60%,
                     6/1/19                                                                                               3,199,261
                   NV Hsg. Dev. SF Mtg. Program:
       1,160,000     Sr. Series 1995A-1, 6.45%, 10/1/18                                                                   1,186,309
         970,000     Mezzanine Series 1998B-1, 5.30%, 4/1/16                                                                976,033
         400,000     6.00%, 6/1/08                                                                                          408,668
       1,000,000     6.125%, 6/1/12                                                                                       1,013,160
                                                                                                                      --------------
                                                                                                                          7,287,700
                                                                                                                      --------------
   NEW HAMPSHIRE (1.3%)
                   NH Higher Educ. & Hlth. Fac. Auth. Rev.:
         750,000     Series 1993 (Nashua Memorial Hosp. Proj.), 6.25%, 10/1/08                                              778,155
       1,500,000     Series 1993 (Frisbie Memorial Hosp. Proj.), 6.125%, 10/1/13                                          1,532,415
         620,000     Series 1997 (Catholic Charities Issue), 5.75%, 8/1/12                                                  575,620
       4,930,000   NH HFA Single Family Res. Mtg. 1982 Series A Zero Coupon, 11.75% Effective Yield on
                     Purchase Date, 1/1/14                                                                                1,890,507
                   NH Higher Educ. & Hlth. Fac. Auth. Rev.:
         830,000     Series 1998 (New Hampton School), 5.00%, 10/1/08                                                       824,539
         210,000     Series 1998 (River College Proj.), 5.55%, 1/1/18                                                       198,593
                                                                                                                      --------------
                                                                                                                          5,799,829
                                                                                                                      --------------
   NEW JERSEY (0.3%)
       1,460,000   NJ Hsg. & Mtg. Finance Agy. Multifamily Hsg. Rev. Series 1995A (AMBAC insured), 6.00%, 11/1/14         1,520,181
                                                                                                                      --------------

   NEW MEXICO (1.0%)
         244,000   Hobbs Single Family Mtg. Rev. Refunding Series 1992, 8.75%, 7/1/11                                       254,394
       3,685,000   NM MFA Forward Mortgage-Backed Series 1995E (GNMA collateralized), 6.95%, 1/1/26                       3,958,574
                                                                                                                      --------------
                                                                                                                          4,212,968
                                                                                                                      --------------
   NEW YORK (1.3%)
       1,360,000   Amherst Industrial Dev. Agy. Civic Fac. Rev Series 2001A (Daemen College Proj.), 5.75%, 10/1/11        1,359,007
         500,000   Brookhaven Industrial Dev. Agy. Civic Fac. Rev. Series 2001 (Methodist Retirement Cmty. Proj.)
                     (LOC North Fork Bank), 4.375%, 11/1/31                                                                 491,520
         170,000   Monroe Co. Industrial Dev. Agy. Student Hsg. Rev. Series 1999A (Collegiate Hsg. Fdn. - Rochester
                     Institute of Technology Proj.), 4.90%, 4/1/09                                                          168,115
       3,575,000   NY City Muni. Wtr. Fin. Auth. Water & Sewer Sys. Rev. Series 1992A, 6.00%, 6/15/17                     3,651,398
                                                                                                                      --------------
                                                                                                                          5,670,040
                                                                                                                      --------------
   NORTH DAKOTA (0.2%)
         750,000   Mercer Co. Pollution Ctl. Rev. Refunding Series 1992 (Montana-Dakota Utils. Co. Proj.)
                     (FGIC insured), 6.65%, 6/1/22                                                                          770,565
                                                                                                                      --------------

        See accompanying notes to portfolios of investments on page 50.
                                                                              27
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MARCH 31, 2002
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PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                 MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
   OHIO (1.7%)
                   Akron Certificates of Participation Series 1996 (Akron Municipal Baseball Stadium Proj.):
       2,780,000     6.90%, 12/1/16                                                                                       3,039,708
       1,000,000     6.50%, 12/1/07                                                                                       1,073,720
         810,000   Cleveland-Cuyahoga Port. Auth. Dev. Rev. Series 1999A (Port of Cleveland Bond Fund Capital
                     Imprv. Proj.), 5.375%, 5/15/19                                                                         734,468
         750,000   Columbus School Dist. Energy Conservation Impt. G.O. Series 1994, 4.25%, 8/1/03                          750,975
         600,000   Mahoning Co. Hlth. Care Fac. Rev. Refunding Series 2002 (Copeland Oaks Proj.)
                     (LOC Sky Bank), 4.00%, 4/1/22                                                                          597,516
       1,250,000   OH Air Quality Dev. Auth. Rev. Series 1985A (Columbus Southern Pwr. Co. Proj.), 6.375%, 12/1/20        1,301,438
                                                                                                                      --------------
                                                                                                                          7,497,825
                                                                                                                      --------------
   OKLAHOMA (1.4%)
       1,410,000   Muskogee Co. HFA Single Family Mtg. Rev. Refunding 1990 Series A (FGIC insured) Zero
                     Coupon, 7.65% Effective Yield on Purchase Date, 6/1/11                                                 716,886
       1,250,000   Oklahoma City Airport Trust Rev. Junior Lien Series 1992 (MBIA insured), 7.70%, 7/1/08                 1,293,000
         195,000   Payne Co. Home Loan Auth. Single Family Rev. Refunding Series 1993A, 8.625%, 3/1/11                      200,519
       1,500,000   Tulsa Industrial Auth. Educ. Fac. Rev. Refunding Series 1999B (Holland Hall School Proj.), 5.00%,
                     12/1/14                                                                                              1,441,335
       2,355,000   Tulsa Public Facilities Auth. Recreational Fac. Rev. Series 1985, 6.20%, 11/1/12                       2,508,334
                                                                                                                      --------------
                                                                                                                          6,160,074
                                                                                                                      --------------
   OREGON (1.2%)
       3,705,000   Cow Creek Band Umpqua Tribe of Indians Rev. Series 1998B (Ambac insured), 5.10%, 7/1/12                3,741,383
                   Klamath Falls Intercmnty. Hosp. Auth. Rev. Refunding Series 2002 (Merle West Med. Ctr. Proj.):
         250,000     4.80%, 9/1/07 (9)                                                                                      249,755
         200,000     5.20%, 9/1/09 (9)                                                                                      199,748
         500,000   Portland Hydroelectric Power Rev. Series 1979 (MBIA Insured), 7.00%, 10/1/16                             501,105
         450,000   OR G.O. Refunding Series 1992B, 6.375%, 8/1/24                                                           463,734
                                                                                                                      --------------
                                                                                                                          5,155,725
                                                                                                                      --------------
   PENNSYLVANIA (7.3%)
       7,000,000   Armstrong Co. Hosp. Auth. Rev. Refunding Series 1992A (St. Francis Med. Ctr. Proj.)
                     (Ambac insured), 6.25%, 6/1/13                                                                       7,181,720
         190,000   Beaver Co. Industrial Dev. Auth. Pollution Ctrl. Rev. Series 1977 (St. Joe Minerals Corp. Proj.),
                     6.00%, 5/1/07                                                                                          190,181
         325,000   Butler Co. Hosp. Auth. Hlth. Care Ctr. Rev. Refunding Series 1993 (St. Francis Med. Ctr. Proj.),
                     5.65%, 5/1/02                                                                                          326,684
                   Columbia Co. Hosp. Auth. Hlth. Care Rev. Series 1999 (Bloomsburg Hosp. Obligated Group Proj.):
         665,000     5.00%, 6/1/04                                                                                          643,966
         810,000     4.75%,  7/1/06                                                                                         789,394
       2,750,000     5.25%, 7/1/12                                                                                        2,542,760
       1,000,000   Delaware Co. Industrial Dev. Auth. Environmental Impt. Rev. Series 1976 (Sun Oil Co. Proj.)
                     (Ambac-TCRS insured), 5.90%, 12/1/06                                                                 1,000,000
       1,000,000   Hazleton Hlth. Svc. Auth. Hosp. Rev. Series 1997 (Hazleton General Hosp. Proj.), 5.625%, 7/1/17          916,000
                   Horizon Hosp. System Auth. Hosp. Rev. Series 1996 (Horizon Hosp. Sys.):
         600,000     5.95%, 5/15/06                                                                                         616,134
         715,000     6.15%, 5/15/08                                                                                         737,730
         710,000     6.25%, 5/15/09                                                                                         732,500
       1,145,000     6.30%, 5/15/11                                                                                       1,171,713

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
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QUANTITY($)        NAME OF ISSUER                                                                                 MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
         250,000   Lancaster Industrial Dev. Auth. Rev. Refunding Series 1992 (Union Camp Corp. Proj.), 6.50%, 3/1/04       260,375
         425,000   Lehigh Co. Gen. Purpose Auth. Hosp. Rev. Series 1992 (St. Lukes Bethlehem Hosp. Proj.)
                     (Ambac insured), 6.25%, 7/1/22                                                                         436,462
       1,320,000   New Wilmington Muni. Auth. College Rev. Series 1998 (Westminister College), 5.05%, 3/1/12              1,273,998
                   PA Econ. Dev. Fin. Auth. Rev. Series 1998A (Northwestern. Human Services Proj.):
         700,000     (ACA insured), 4.60%, 6/1/04                                                                           711,550
       2,265,000     5.25%, 6/1/09                                                                                        2,051,275
       2,370,000     5.30%, 6/1/10                                                                                        2,110,746
       2,485,000     5.35%, 6/1/11                                                                                        2,179,444
                   PA Hgr. Educ. Fac. Auth. Hlth. Svcs. Rev. Series 1996A (Allegheny Delaware Valley)
                     (Obligated Group, Inc.)(MBIA insured):
       3,890,000       5.875%, 11/15/16                                                                                   4,057,542
       1,100,000       5.875%, 11/15/21                                                                                   1,119,525
       1,000,000   PA Hgr. Educ. Fac. Auth. Rev. Series 1998C5 (Assn. of Independent Colleges & Univ.), 3.875%, 11/1/28   1,009,010
                                                                                                                      --------------
                                                                                                                         32,058,709
                                                                                                                      --------------
   RHODE ISLAND (0.2%)
       1,000,000   RI Econ. Dev. Corp. Rev. Sr. Note Obligation Series 2000 (Providence Place Mall Proj.)
                     (Radian Asset Assurance), 5.75%, 7/1/10                                                              1,057,770
                                                                                                                      --------------
   SOUTH CAROLINA (1.4%)
         500,000   Darlington Co. Annual Tender Pollution Ctl. Rev. Series 1983, (Carolina Pwr. & Light Co. Proj.),
                     6.60%, 11/1/10                                                                                         524,360
                   North Charleston Muni. Golf Course Mtg. Rev. Series 1998:
       1,465,000     5.00%, 5/1/09                                                                                        1,500,468
       1,160,000     5.50%, 5/1/19                                                                                        1,133,564
         840,000   SC Jobs Econ. Dev. Auth. Econ. Dev. & Rev. Refunding Series 1998A
                     (Westminister Presbyterian Ctr. Inc. Project), 5.25%, 11/15/16                                         769,196
       2,200,000   SC Tobacco Settlement Rev. Mgmt. Auth. Asset-Backed Rev. Series 2001B, 6.00%, 5/15/22                  2,199,802
                                                                                                                      --------------
                                                                                                                          6,127,390
                                                                                                                      --------------
   SOUTH DAKOTA (1.0%)
         405,000   Rapid City Econ. Dev. Rev. Refunding Series 1991, (Albertson's, Inc. Proj.), 6.95%, 12/1/06              406,454
                   SD Hlth. & Educ. Fac. Auth. Rev (Sioux Valley Hosp. & Health Sys. Proj.):
       1,250,000     Series 1991, 7.00%, 11/1/07                                                                          1,278,888
       2,250,000     Series 2001C (LOC US Bank), 4.85%, 11/1/19                                                           2,238,368
         500,000     Series 2001E, 5.00%, 11/1/06                                                                           506,440
                                                                                                                      --------------
                                                                                                                          4,430,150
                                                                                                                      --------------
   TENNESSEE (4.2%)
       1,600,000   Metro. Govt. of Nashville & Davidson Cos. Industrial Dev. Board Rev. Refunding,
                     Multifamily Mtg. Rev. 92C (FHA insured) (Picadilly Apts.), 6.95%, 7/1/27                             1,652,512
       1,550,000   Metro. Govt. of Nashville & Davidson Cos. Hlth. & Educ. Series 1998 (Radian Asset Assurance)
                     (Open Arms Dev. Ctrs. Proj.), 5.00%, 8/1/12                                                          1,544,947
                   Shelby Co. Hlth., Educ. & Hsg. Fac. Board Multifamily  Hsg. Rev.:
                     (CME Memphis Apts. Proj.):
       1,850,000       Senior Series 1998A, 5.35%, 1/1/19 (8) (10)                                                          925,000
       7,875,000       Senior Series 1998A, 5.55%, 1/1/29 (8) (10)                                                        3,937,500
       1,630,000       Subordinate Series 1998C, 6.00%, 1/1/29 (8) (10)                                                      32,600
                     (Eastwood Park Apts. Proj.):
       1,000,000       Senior Series 1995 A2, 6.40%, 9/1/25 (8)                                                             737,830
         405,000       Subordinate Series 1995C, 7.50%, 9/1/25 (8) (10)                                                     243,000

        See accompanying notes to portfolios of investments on page 50.
                                                                              29
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MARCH 31, 2002
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                 MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
                     (Raleigh Forest & Sherwood Apts. Proj.):
       2,670,000       Senior Series 1996A, 6.60%, 1/1/26                                                                 2,644,368
         620,000       Subordinate Series 1996C, 7.25%, 1/1/26                                                              599,162
       5,555,000     (Raleigh Woods Apts. Proj.) Series 1997A (GNMA collateralized), 7.75%, 3/20/27                       6,141,719
                                                                                                                      --------------
                                                                                                                         18,458,638
                                                                                                                      --------------
   TEXAS (16.0%)
                   Austin Convention Enterprises, Inc. (Convention Ctr.) Revenue:
       1,850,000     Series 2001A (Convention Center), 6.375%, 1/1/16                                                     1,819,049
         850,000     Series 2001B (ZC Specialty Ins. Co.), 5.75%, 1/1/16                                                    869,269
         735,000   Baytown HFC Single Family Mtg. Rev. Refunding Series 1992B, 8.50%, 9/1/11                                772,588
       1,000,000   Bell Co. Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1998 (Buckner Retirement Services, Inc.
                     Obligated Group, Proj.), 5.00%, 11/15/11                                                               968,740
                   Beaumont HA Multifamily Mtg. Rev. Series 1993A (Section 8):
       1,365,000     6.65%, 11/1/07                                                                                       1,386,403
         650,000     6.75%, 11/1/10                                                                                         658,366
                   Bexar Co. HFC Multifamily Hsg. Rev.:
         590,000     Subordinated Series 2000C (Honey Creek Apts. Proj.), 8.00%, 4/1/30                                     584,141
         200,000     Subordinated Series 2001B (American Oppty. Hsg. Dublin Kingswood & Waterford Apts. Proj.), 7.50%,
                       12/1/14                                                                                              203,076
         680,000     Subordinated Series 2001C (American Oppty. Hsg. Colinas Proj.), 7.50%, 1/1/13                          692,437
         250,000   Bluebonnet Trails Cmty. Mental Hlth. & Mental Retardation Rev. Series 2001, 5.50%, 12/1/09               249,825
                   Dallas Hsg. Corp. Capital Program Revenue Bonds:
       1,205,000     Series 1995A (Estell Village Apts.) (Section 8), 7.875%, 12/1/09                                     1,214,809
       1,185,000     Series 1995 (Cedar Glen Apts.) (Section 8), 7.75%, 12/1/09                                           1,193,686
       1,000,000   Dallas HFC Cap. Proj. Refunding 1990 (Section 8), 7.85%, 8/1/13                                        1,004,110
       6,343,000   Dallas HFC Multifamily Mtg. Rev. Series 1998A (GNMA collateralized) (Towne Ctr. Apts. Proj.), 6.75%,
                     10/20/32                                                                                             6,840,355
       1,000,000   Galveston Special Contract Refunding Rev. Series 1998 (Farmland Industries, Inc. Proj.), 5.50%, 5/1/15   782,590
                   Harris Co. HFC Multifamily Rev. (Windfern Pointe & Waterford Place Projs.):
         605,000     Senior Series 1999A, 5.15%, 7/1/09                                                                     551,724
       1,995,000     Subordinate Series 1999C, 6.60%, 7/1/29 (8) (10)                                                     1,579,162
         270,000   Houston HFC Single Family Mtg. Rev. Refunding Series 1996B-1, 8.00%, 6/1/14                              289,856
                   Houston Water & Sewer Sys. Rev. Series 1991B:
         440,000     6.75%, 12/1/08                                                                                         450,402
       6,920,000     6.375%, 12/1/10                                                                                      7,106,148
       1,000,000   Lewisville Combination Contract Special Assessment Rev. Series 2001 (LOC First America Bank)
                     (Castle Hills No. 3 Proj.) Mandatory Put 10/1/06, 4.125%, 5/1/31                                       991,510
       1,525,000   Lubbock HFC Multifamily Hsg. Rev. Refunding Series 1992A (Los Colinas, Park Ridge Place &
                     Quail Creek), 7.75%, 1/1/22                                                                          1,564,238
                   Midland HFC Single Family Mtg. Rev. Refunding:
         212,582     Series 1992 A-2, 8.45%, 12/1/11                                                                        229,160
         124,408     Series 1992 B2, 8.15%, 12/1/11                                                                         129,363
                   Mesquite Hlth. Fac. Dev. Corp. Retirement Fac. Rev. (Christian Care Ctr. Proj.):
                     Series 1996A:
       1,000,000       6.30%, 2/15/12                                                                                       961,580
       1,000,000       6.40%, 2/15/16                                                                                       957,420
       1,000,000     Series 2000A, 7.00%, 2/15/10                                                                         1,012,550
       7,272,000   Nortex Hsg. Fin. Corp. Multifamily Hsg. Rev. Series 1999 (GNMA collateralized) (Highland Oaks Apts.
                     Proj.), 6.75%, 9/20/32                                                                               7,881,975

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
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QUANTITY($)        NAME OF ISSUER                                                                                 MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
         559,658   Odessa HFC Single Family Mtg. Rev. Refunding Series 1992B Class B-2, 8.125%, 11/1/11                     589,029
                   Panhandle Regional HFC Multifamily Hsg. Rev. (Canterbury, Puckett Place, River Falls and
                     Three Fountains Proj.):
         475,000       Senior Series 2000A, 6.25%, 3/1/10                                                                   488,704
         500,000       Senior Series 2000A, 6.625%, 3/1/20                                                                  512,715
       1,735,000       Subordinate Series 2000C, 8.125%, 3/1/31                                                           1,690,601
         405,000   Rio Grande Valley Hlth. Fac. Dev. Corp. Hosp. Rev. Series 1992A (Valley Baptist Med. Ctr. Proj.)
                     (MBIA insured), 6.375%, 8/1/22                                                                         417,073
       1,500,000   Rio Grande Valley Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1992B (Golden Palms
                     Retirement & Hlth. Ctr. Proj.)(MBIA insured), 6.40%, 8/1/12                                          1,550,985
                   Tarrant Co. Hlth. Fac. Dev. Corp. Hosp. Rev. Series 2000 (Adventist Hlth. Sys. Proj.):
         440,000       5.60%, 11/15/02                                                                                      446,503
         460,000       5.70%, 11/15/03                                                                                      473,708
         490,000       5.75%, 11/15/04                                                                                      509,605
         515,000       5.80%, 11/15/05                                                                                      534,302
                   Tarrant Co. HFC Multifamily Hsg. Rev:
         530,000     Senior Series 2001A (Westridge Apts. Proj.), 5.50%, 6/1/11                                             526,189
         500,000     Subordinate Series 2001C (Crossroads Apt. Proj.), 7.25%, 12/1/36                                       494,300
         315,000   Travis Co. Hsg. Fin. Auth. Rev. Junior Series 2001C (Lakeview Apts. Proj.), 7.25%, 7/1/11                317,057
                   TX Affordable Hsg. Corp. Multifamily Hsg. Rev:
         345,000       Senior Series 2001A (Ashton Place & Woodstock Apts. Proj.), 5.50%, 8/1/11                            344,224
       1,400,000       Senior Series 2001A (NHT / GTEX Proj.)(MBIA insured), 4.10%, 10/1/08 (9)                           1,357,790
         950,000       Junior Series 2001B (NHT/GTEX Proj.), 6.75%, 10/1/16                                                 942,201
         600,000       Senior Series 2001A (HIC Arborstone/Baybrook Crescent Oaks Dev. Proj.), 4.00%, 11/1/06               591,078
         465,000       Junior Series 2002B (American Oppty. Hsg. Proj.), 7.375%, 9/1/14                                     464,586
                   TX Dept. Hsg. & Cmnty. Affairs Multifamily Hsg. Rev.:
         850,000     Senior Series 1996A (Harbors & Plumtree Apts. Proj.), 6.35%, 7/1/16                                    868,879
       3,610,000     Senior Series 1996A (Harbors & Plumtree Apts. Proj.), 6.45%, 7/1/26                                  3,665,486
         915,000     Subordinate Series 1996C (Harbors & Plumtree Apts. Proj.), 7.375%, 7/1/26                              907,195
       2,965,000     Senior Series 1996A (NHP Foundation - Asmara Apts. Proj.), 6.40%, 1/1/27                             3,019,882
         600,000   TX Public Property Fin. Corp. Mental Hlth. & Mental Retardation Rev. Series 1996, 6.20%, 9/1/16          590,988
                   TX Student Hsg. Corp. Senior Rev. Series 2001 (Univ. of North Texas Proj.):
         750,000     5.00%, 7/1/07                                                                                          744,473
         600,000     6.00%, 7/1/11                                                                                          589,920
                   Victoria Hosp. Rev. Series 1999 (Citizens Med. Ctr. Proj.):
         870,000     4.80%, 2/15/06                                                                                         868,678
       1,020,000     5.00%, 2/15/08                                                                                       1,011,656
       3,205,000     5.40%, 2/15/12                                                                                       3,131,477
                                                                                                                      --------------
                                                                                                                         70,593,816
                                                                                                                      --------------
   UTAH (1.2%)
         725,000   Eagle Mountain Water & Sewer Rev. Refunding Series 2000 (ACA insured), 5.60%, 11/15/13                   733,635
                   Ogden Neighborhood Dev. Agency Tax Increment Rev:
       3,245,000     Series 1990A (25th Street Proj.) (LOC Sumitomo Bank), Zero Coupon, 5.55% Effective Yield
                       on Purchase Date, 12/30/05                                                                         2,729,499
         120,000     Series 1990B (Wash. Blvd Proj.)(LOC Sumitomo Bank), Zero Coupon,
                       4.255% Effective Yield on Purchase Date, 12/30/05                                                    100,937

        See accompanying notes to portfolios of investments on page 50.
                                                                              31
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MARCH 31, 2002
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                 MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
                   Salt Lake Co. College Rev. Series 1999 (Westminister College Proj.):
         120,000     5.15%, 10/1/11                                                                                         118,510
         125,000     5.20%, 10/1/12                                                                                         122,975
         130,000     5.25%, 10/1/13                                                                                         127,147
       1,160,000   UT Hsg. Finance Agy. Multifamily Refunding Rev. Series 1996A (Section 8)
                     (FHA insured), 6.10%, 7/1/22                                                                         1,177,168
                                                                                                                      --------------
                                                                                                                          5,109,871
                                                                                                                      --------------
   VERMONT (0.1%)
         420,000   VT Educ. & Hlth. Bldgs. Financing Agency Rev. Series 1998 (Norwich Univ. Proj.), 5.13%, 7/1/09           416,329
                                                                                                                      --------------
   VIRGINIA (1.7%)
       1,000,000   Fairfax Co. Water Auth. Rev. Series 1992, 5.75%, 4/1/14                                                1,020,320
         750,000   Fauquier Co. Industrial Dev. Auth. Hosp. Rev. Series 1990A, 7.50%, 10/1/20                               757,845
       2,000,000   Norfolk Industrial Dev. Auth. Hosp. Rev. Refunding Series 1994A (Sentara Hosp. Proj.), 6.50%,
                     11/1/13                                                                                              2,155,460
       1,250,000   Norfolk Refunding & Improvement G.O. Series 1992A, 5.70%, 2/1/04                                       1,262,900
         590,000   Chesterfield Co. Industrial Dev. Auth. Multifamily Hsg. Mtg. Rev. Series 1999
                     (Winchester Greens Townhouses Proj.), 5.40%, 1/1/31                                                    580,637
       1,750,000   VA College Bldg. Auth. Educ. Facs. Rev. Refunding Series 1992 (Univ. of Richmond Proj.), 5.625%,
                     11/1/02                                                                                              1,764,053
                                                                                                                      --------------
                                                                                                                          7,541,215
                                                                                                                      --------------
   WASHINGTON (3.4%)
                   Energy Northwest Wind Proj. Rev.:
         500,000     Series 2001A, 4.75%, 7/1/07                                                                            485,475
         200,000     Series 2001B, 4.55%, 7/1/06                                                                            195,822
         400,000   Grant Co. Public Hosp. Dist. #1 Rev. Series 1998 (Samaritan Hosp. Proj.) (Radian
                     Asset Assurance), 5.25%, 9/1/13                                                                        401,332
       2,315,000   King Co. Hsg. Auth. Pooled Hsg. Refunding Rev. Series 1998A (Radian Asset Assurance), 5.05%, 7/1/13    2,220,710
       2,780,000   Kitsap Co. Consolidated Hsg. Auth. Pooled Hsg. Refunding Rev. Series 1998A, 5.50%, 12/1/18             2,631,715
       1,000,000   WA HFC Nonprofit Housing Revenue Series 1995A (Judson Park Proj.)(LOC US Bk. Wash.), 6.90%, 7/1/16     1,018,450
       1,515,000   WA Hlth. Care Fac. Auth. Rev. Series 2000 (Grays Harbor Cmty. Hosp. Proj.)
                     (Radian Asset Assurance), 5.85%, 7/1/12                                                              1,596,749
       6,330,000   WA G.O. Series 1994B, 5.75%, 5/1/12                                                                    6,612,002
                                                                                                                      --------------
                                                                                                                         15,162,255
                                                                                                                      --------------
   WEST VIRGINIA (0.5%)
       1,850,000   Mason Co. Residual Rev. Series 1992C Zero Coupon, 7.58% Effective Yield on Purchase Date, 7/10/14        752,303
       2,780,000   Ohio Co. Residual Rev. Series 1992C Zero Coupon, 7.43% Effective Yield on Purchase Date, 7/10/14       1,124,232
         500,000   Putnam Co. Pollution Ctrl. Rev. Series 1992C (Appalachian Pwr. Co. Proj.), 6.60%, 7/1/19                 511,760
                                                                                                                      --------------
                                                                                                                          2,388,295
                                                                                                                      --------------
   WISCONSIN (2.7%)
       1,000,000   WI HEDA Hsg. Rev. Series 1993C (MBIA insured)(Section 8), 5.80%, 11/1/13                               1,030,400
                   WI Hlth. & Educ. Fac. Auth. Rev. (FH Hlth. Care Dev., Inc Proj.) :
       1,395,000       Series 1999, 5.25%, 11/15/04                                                                       1,421,407
       1,020,000       Series 1999, 5.625%, 11/15/09                                                                      1,024,947
       1,750,000     Series 1996 (Meriter Hosp., Inc. Proj.), 6.00%, 12/1/06                                              1,816,220
                     Series 1999 (Kenosha Hosp. & Med. Ctr., Inc. Proj.):
         670,000       5.00%, 5/15/06                                                                                       678,683
         705,000       5.10%, 5/15/07                                                                                       712,882

32
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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)        NAME OF ISSUER                                                                                 MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
         740,000       5.15%, 5/15/08                                                                                       746,534
         820,000       5.35%, 5/15/10                                                                                       825,855
         865,000       5.45%, 5/15/11                                                                                       871,721
                     Series 2001 (Agnesian Healthcare, Inc. Proj.):
         110,000       5.00%, 7/1/04                                                                                        112,752
         125,000       5.00%, 7/1/05                                                                                        127,359
         150,000       5.00%, 7/1/06                                                                                        151,707
         200,000       5.00%, 7/1/07                                                                                        200,902
                     Series 2001 (Froedert & Cmnty Hlth. Oblig.):
       1,000,000       5.00%, 10/1/05                                                                                     1,023,380
         550,000       5.125%, 10/1/06                                                                                      561,858
         500,000     Series 2001B (Marshfield Clinic), 5.25%, 2/15/05                                                       510,340
                                                                                                                      --------------
                                                                                                                         11,816,947
                                                                                                                      --------------

Total municipal bonds (cost:  $421,614,273)                                                                             412,506,835
                                                                                                                      --------------
CLOSED-END MUTUAL FUNDS (3.8%) (2)
         116,400   American Municipal Term Trust III 2003                                                                 1,272,252
         300,000   Blackrock Insured Municipal Term Trust 2008                                                            4,719,000
         330,200   Blackrock Municipal Target Term Trust 2006                                                             3,480,308
          74,500   Nuveen Select Tax Free Income Portfolio III                                                              999,790
           9,500   Seligman Select Municipal Fund                                                                            96,425
          12,500   Van Kampen Municipal Income Trust                                                                        105,125
          44,300   Van Kampen Municipal Trust                                                                               602,037
          58,400   Van Kampen Investment Grade Municipal Trust                                                              861,400
         198,800   Van Kampen Merritt Municipal Opportunity Trust                                                         2,942,240
         116,700   Van Kampen Merritt Strategic Sector Municipal Trust                                                    1,534,605
                                                                                                                      --------------

Total closed-end mutual funds (cost:  $16,557,338)                                                                       16,613,182
                                                                                                                      --------------

SHORT-TERM SECURITIES (1.8%) (2)
       4,853,292   Dreyfus Tax-Exempt Cash Management Fund, 1.28%                                                         4,853,292
       1,395,000   Clark Co. Econ. Dev. Rev. (Univ. of Nevada Las Vegas Proj.)(LOC Wells Fargo Bank), variable rate,
                     8/1/19                                                                                               1,395,000
          10,000   Northern Institutional Tax-Exempt, 1.43%                                                                  10,000
       1,500,000   Woodbury Co. IA Educ. Fac. Revenue Series 1996 (Siouxland Med. Educ. Foundation), variable rate,
                     11/1/16                                                                                              1,500,000
                                                                                                                      --------------

Total short-term securities (cost:  $7,758,292)                                                                           7,758,292
                                                                                                                      --------------

Total investments in securities (cost:  $445,929,903) (7)                                                              $436,878,309
                                                                                                                      ==============

        See accompanying notes to portfolios of investments on page 50.

[PHOTO]  SIT MINNESOTA TAX-FREE INCOME FUND
         YEAR ENDED MARCH 31, 2002
         -----------------------------------------------------------------------
         SENIOR PORTFOLIO MANAGERS
         MICHAEL C. BRILLEY * DEBRA A. SIT, CFA * PAUL J. JUNGQUIST, CFA

   The trend of municipal bond yields has been mixed. Intermediate-term municipal yields declined over 11 months through February, reflecting the Federal Reserve's lowering of short-term interest rates. However, yields rose during March in response to expectations of Federal Reserve tightening later this year. Longer-term municipal yields have been more stable, with the Bond Buyer Index of long-term municipal yields at 5.44%, unchanged from three months ago, and up by only 0.14% from one year ago. The Sit Minnesota Tax-Free Income Fund ranked 4th out of 50 funds in the Lipper Universe of Minnesota Municipal Bond Funds for the fiscal year(1). As of March 31, 2002, the Fund's 30-day SEC Yield was 5.05% and its 12-month distribution rate was 4.84%.
   We expect further increases in bond yields well into next year as the Federal Reserve begins tightening its policy, with higher target rates for short-term interest rates beginning later this year. During 2000, when municipal bond yields declined sharply (i.e., down 3/4 of 1% over the year), the Fund maintained a longer duration of over 7 years. During 2001 and early 2002, longer-term interest rates remained relatively stable near their historic lows. The Fund's duration was shortened substantially, to about 5 1/2 years, in anticipation of a reversal toward higher interest rates.
   Over the past twelve months, the hospital/healthcare sector had especially strong returns, more than 2% above the Fund's average return. The other sector returns varied by less than 2% from the Fund's average return. Portfolio structure, in terms of the sectors in which the Fund invests, has been relatively stable, with less than a 5% change in any sector weighting over the fiscal year.
   Our economic forecast anticipates an economic recovery over the next 12 months with moderate inflation. The Federal Reserve is expected to increase short-term rates by 1% or more over the next 12 months, which will be a factor in causing bond yields to rise from current levels. The portfolio's duration should remain between 4 and 5 years through 2002.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

   During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from regular federal income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be alternative minimum taxable income.


                                PORTFOLIO SUMMARY

                    Net Asset Value  3/31/02:     $9.99 Per Share
                                     3/31/01:    $10.01 Per Share
                            Total Net Assets:   $195.3 Million
                            30-day SEC Yield:      5.05%
                        Tax Equivalent Yield:      8.93%(2)
                  12-Month Distribution Rate:      4.84%
                            Average Maturity:     14.5 Years
             Duration to Estimated Avg. Life:      5.6 Years(3)
                            Implied Duration:      4.2 Years(3)

(1) See next page.
(2) For individuals in the 38.6% federal tax and 7.85% MN tax brackets.
(3) See next page.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                       Multifamily Mortgage Revenue   37.8
                       Hospital/Health Care Revenue   18.3
                     Single Family Mortgage Revenue    8.9
                                Other Revenue Bonds    7.8
               Industrial Revenue/Pollution Control    4.7
                                 Sectors under 3.0%   14.4
                            Cash & Other Net Assets    8.1

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                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT           LEHMAN          LIPPER
                   MN TAX-FREE    5-YEAR MUNI.    MN MUNI. BOND
                   INCOME FUND     BOND INDEX       FUND AVG.
                   -----------    ------------    -------------

3 Month**             0.93%           0.58%           0.77%
6 Month**             0.98            0.11             n/a
1 Year                4.74            3.87            3.17
3 Year                3.33            4.68            3.38
5 Year                4.91            5.47            4.93
Inception             5.36            5.16            4.75
   (12/1/93)


                            CUMULATIVE TOTAL RETURNS*

                       SIT           LEHMAN          LIPPER
                   MN TAX-FREE    5-YEAR MUNI.    MN MUNI. BOND
                   INCOME FUND     BOND INDEX       FUND AVG.
                   -----------    ------------    -------------

1 Year                4.74%           3.87%           3.17%
3 Year               10.34           14.72           10.50
5 Year               27.07           30.54           27.20
Inception            54.49           52.10           47.21
   (12/1/93)


*AS OF 3/31/02.                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(1)Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 3/31/02. Sit Minnesota Tax-Free Income Fund rankings for the 3- and 5-year and since-inception periods were 27th of 47 funds, 25th of 45 funds and 2nd of 22 funds, respectively.

(3) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 3/31/02 would have grown to $15,449 in the Fund or $15,210 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                        LOWER OF MOODY'S,
                                                      S&P, FITCH OR DUFF &
                                                      PHELPS RATINGS USED.

                                  [PIE CHART]

                                      A   20.4%           ASSESSMENT OF
                                     AA   11.2%             NON-RATED
                                    AAA   14.0%            SECURITIES
           Other Assets and Liabilities    8.1%
                              Not Rated   37.8%            AAA     4.5%
                          Less than BBB    0.6%             AA     0.9
                                    BBB    7.9%              A     3.1
                                                           BBB    19.4
                                                            BB     8.8
                                                             B     1.1
                                                        -------  -------
                                                         Total    37.8%

SIT MINNESOTA TAX-FREE INCOME FUND
MARCH 31, 2002
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)          NAME OF ISSUER                                                                               MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (90.5%) (2)
   EDUCATION/STUDENT LOAN (2.3%)
                     Minnesota Higher Educ. Fac. Auth. Rev. :
           750,000    Series 1997-4L (St. John's University), 5.35%, 10/1/17                                                750,915
           750,000    Series 1998-4T (College of St. Benedict), 5.35%, 3/1/20                                               719,430
           458,000    Lease Rev. Series 1999-5A (Concordia University), 5.25%, 4/25/14                                      444,045
           700,000    Series 1999-4Y (Augsburg College), 5.05%, 10/1/13                                                     682,122
           275,000    Series 1999-4Z (Northwestern Hlth. Services University), 5.20%, 10/1/13                               270,006
           120,000    Series 2000-5D (College Art & Design), 5.25%, 5/1/02                                                  120,284
           100,000    Series 2000-5D (College Art & Design), 5.75%, 5/1/08                                                  104,962
           110,000    Refunding Series 2001-5J (St. Scholastica), 4.625%, 12/1/05                                           110,744
                     St. Paul Hsg. & Redev. Auth. Lease Rev.:
           965,000    Series 1999 (ACORN Dual Language Academy Proj.), 6.30%, 11/1/17                                       910,149
           175,000    Series 2000A (New Spirit Schools Proj.), 9.00%, 12/1/02                                               177,196
           165,000   Winona Port. Auth. Lease Rev. Series 1999A (Bluffview Montessori School Proj.), 8.00%, 12/1/24         173,050
                                                                                                                    ----------------
                                                                                                                          4,462,903
                                                                                                                    ----------------
   ESCROWED TO MATURITY/PREREFUNDED (2.4%)
           100,000   Anoka Industrial Dev. Rev. Series 1994 (Lund Industries Inc. Proj.), 6.40%, 9/1/03 (4)                 104,763
           400,000   MN Agricultural & Econ. Dev. Board Small Business Dev. Loan Program Rev.
                      Series 1998A Lot 1 (Formative Engineering Corp.), 5.75%, 8/1/18 (4)                                   418,752
                     Minneapolis Sales Tax Refunding G.O. Series 1992:
         1,000,000    6.25%, 10/1/07                                                                                      1,020,360
         1,000,000    6.30%, 4/1/08                                                                                       1,020,370
           250,000   Pierz ISD No. 484 Refunding G.O. Series 1993 (Ambac insured), 5.25%, 6/1/06                            251,518
                     Red Wing Hlth. Care Ctr. Fac. Rev. Refunding (River Region Obligated Group):
           125,000    Series 1993A, 6.20%, 9/1/05                                                                           133,479
           130,000    Series 1993A, 6.30%, 9/1/06                                                                           138,999
           200,000    Series 1993B, 6.20%, 9/1/05                                                                           216,274
         1,435,000   University of Minnesota Rev. Series 1986A, 6.00%, 2/1/11                                             1,439,506
                                                                                                                    ----------------
                                                                                                                          4,744,021
                                                                                                                    ----------------
   GENERAL OBLIGATION (1.0%)
           550,000   Carver Co. Hsg. & Redev. Auth. Hsg. & Dev. Gross Rev. Ltd.Tax G.O.
                      (Chanhassen Apts. Proj.), 7.00%, 1/1/25                                                               562,694
           100,000   Hopkins Redev. Refunding G.O. Series 1993C, 4.60%, 2/1/09                                              100,006
           205,000   Maple Lake ISD No. 881 Refunding G.O. Series 1993A (Ambac insured), 5.30%, 2/1/07                      209,270
            25,000   Montgomery G.O. Series 1995A, 5.00%, 12/1/02                                                            25,113
         1,000,000   St. Paul ISD No. 625 G.O. Series 1997A, 5.125%, 2/1/15                                               1,006,910
                                                                                                                    ----------------
                                                                                                                          1,903,993
                                                                                                                    ----------------

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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)          NAME OF ISSUER                                                                               MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
   HOSPITAL/HEALTH CARE (18.3%)
                     Aitkin Hlth. Care Fac. Rev. Series 2001 (Riverwood Hlth. Care Ctr. Proj.):
           250,000    6.00%, 2/1/06                                                                                         248,777
           250,000    6.25%, 2/1/07                                                                                         249,427
           700,000   Bemidji Hosp. Fac. Rev. Refunding Series 1996 (North Country Hlth. Proj.), 5.625%, 9/1/21              687,400
                     Brooklyn Center Hlth. Care Fac. Rev. Series 1993 (Maranatha Proj.):
            50,000    6.75%, 12/1/05                                                                                         49,388
           500,000    7.50%, 12/1/10                                                                                        488,140
           200,000    7.60%, 12/1/18                                                                                        190,380
           500,000   Cambridge Hsg. & Hlth. Care Fac. Rev. Series 1998C (Grandview West Proj.), 5.25%, 10/1/08              476,415
           625,000   Clearwater Co. Hlth. Care Fac. Gross Rev. Series 1999, 5.90%, 11/1/15                                  557,737
         1,290,000   Cokato Sr. Hsg. Rev. Series 1996 (Cokato Charitable Trust Proj.), 7.00%, 12/1/19                     1,268,044
         1,315,000   Columbia Heights Multifamily & Health Care Fac. Rev.  Series 1998
                      (Crest View Corp. Proj.), 5.75%, 9/1/11                                                             1,206,276
         1,000,000   Cuyuna Range Hosp. Dist. Hlth. Fac. Gross Rev. Series 1999A, 6.00%, 6/1/19                             887,170
         1,000,000   Dakota Co. Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Refunding Series 1997 (South Suburban
                      Medical Ctr. Proj.), 6.75%, 8/1/17 (8) (10)                                                           596,800
           715,000   Eden Prairie Hlth. Care Fac. Rev. Bonds Series 1998 (Castle Ridge Care Proj.), 5.70%, 7/1/18           604,039
           140,000   Edina Hlth. Care Fac. Rev. Series 1995 (Volunteers of America Care Proj.), 7.875%, 3/1/19              140,150
         1,500,000   Elk River Rev. Series 1998 (Care Choice Member Proj.), 5.60%, 8/1/13                                 1,359,135
           215,000   Fergus Falls Hlth. Care Fac. Auth. Rev. Refunding Series 1993A
                      (Lake Region Hosp. Corp. Proj.), 6.25%, 9/1/04                                                        222,824
           400,000   Fergus Falls Hlth. Care Fac. Auth. Series 1995 (LRHC Long-Term Care Fac. Proj.), 6.40%, 12/1/15        402,596
                     Hastings Hlth. Care Fac. Rev. Series 1998 (Augustana Home of Hastings Proj.):
           115,000    5.10%, 11/1/09                                                                                        109,496
           120,000    5.20%, 11/1/10                                                                                        113,260
           135,000    5.40%, 11/1/12                                                                                        126,776
           140,000    5.50%, 11/1/13                                                                                        130,941
            60,000    5.60%, 11/1/18                                                                                         50,786
         1,095,000    5.75%, 11/1/23                                                                                        890,531
         1,455,000    5.875% 11/1/28                                                                                      1,178,477
           565,000   Hastings Hlth. Care Fac. Rev. Series 1998 (Regina Med. Ctr.)(ACA insured), 5.25%, 9/15/18              533,456
           575,000   Hopkins Hlth. Care Fac. Rev. Series 1999 (Augustana Chapel View Homes, Inc. Proj.),  6.00%, 3/1/14     522,065
         1,685,000   Maplewood Hlth. Care Fac. Rev. (Volunteers of America Care Ctrs. Proj.), 7.375%, 10/1/12             1,698,733
                     Marshall Medical Center Gross Rev. Series 1999 (Weiner Memorial Medical Center Proj.):
           305,000    5.65%, 11/1/13                                                                                        288,987
           320,000    5.70%, 11/1/14                                                                                        300,627
         1,000,000    5.80%, 11/1/19                                                                                        918,370
           150,000   Minneapolis & St. Paul Hsg. & Redev. Auth. Hlth. Care System Series 1992
                      (Group Health Plan, Inc. Proj.), 6.90%, 10/15/22                                                      151,411
         1,045,000   Minneapolis Hlth. Care Fac. Rev. Series 1993 (St. Olaf Res. Proj.), 7.00%,10/1/18                      995,979
         1,000,000   Minneapolis Hlth. Care Fac. Rev. Series 1998A (Benchmark Hlth. Care Proj.), 6.625%, 12/1/28 (8) (10)   594,500
         1,035,000   Minneapolis Hlth. Care Fac. Rev. Series 1999 (Shelter Care Foundation Proj.), 6.00%, 4/1/10          1,006,848

        See accompanying notes to portfolios of investments on page 50.

SIT MINNESOTA TAX-FREE INCOME FUND
MARCH 31, 2002
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)          NAME OF ISSUER                                                                               MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
         1,500,000   Minneapolis Pooled Rev. Series 1999 (CareChoice Member Proj.), 5.625%, 4/1/14                        1,363,785
                     MN Agr. & Econ. Dev. Board Hlth. Care Rev. Series 1999 (Benedictine Care Centers Proj.):
           115,000    5.45%, 2/1/09                                                                                         110,859
           120,000    5.45%, 8/1/09                                                                                         115,018
           120,000    5.50%, 2/1/10                                                                                         114,562
           125,000    5.50%, 8/1/10                                                                                         118,716
           130,000    5.55%, 2/1/11                                                                                         123,059
           130,000    5.55%, 8/1/11                                                                                         122,421
           135,000    5.60%, 2/1/12                                                                                         126,872
         1,000,000    5.90%, 2/1/19                                                                                         870,670
                     MN Agr. & Econ. Dev. Board Rev. Series 2000 (Evangelical Lutheran Good Samaritan Society Proj.):
           410,000    5.80%, 8/1/08                                                                                         426,839
           750,000    6.55%, 8/1/16                                                                                         790,950
                     MN Agr. & Econ. Dev. Board Rev. Series 2002 (Evangelical Lutheran Good Samaritan Society Proj.):
           320,000    3.85%, 2/1/04                                                                                         320,269
           230,000    4.35%, 2/1/05                                                                                         230,414
           220,000    5.50%, 2/1/12                                                                                         218,500
                     MN Agr. & Econ. Dev. Board Rev. Series 2000A (Fairview Hlth. Care Sys. Proj.):
           500,000    6.00%, 11/15/03                                                                                       520,790
           500,000    5.625%. 11/15/04                                                                                      524,315
           645,000    5.625%. 11/15/05                                                                                      674,735
           590,000    5.70%, 11/15/06                                                                                       618,007
         1,080,000   Northfield Hospital Rev. Series 2001C, 6.00%, 11/1/13                                                1,110,046
                     Olmsted Co. Hlth. Care Fac. Rev. Series 1998 (Olmsted Medical Ctr. Proj.):
           650,000    5.45%, 7/1/13                                                                                         607,347
         1,125,000    5.55%, 7/1/19                                                                                         986,389
                     St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 1998 (Regions Hosp. Proj.):
           800,000    5.00%, 5/15/08                                                                                        795,496
           250,000    5.00%, 5/15/10                                                                                        242,978
         1,340,000    5.20%, 5/15/13                                                                                      1,290,902
         2,000,000    5.25%, 5/15/18                                                                                      1,875,660
           960,000   St. Paul Hsg. & Redev. Auth. Nursing Home Dev. Rev. Refunding Series 1996C
                      (Franciscan Hlth. Cmmty. Proj., St. Mary's Home), 7.00%, 7/1/21                                       916,982
           400,000   St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 2001A (Model Cities Hlth. Ctr. Proj.), 6.50%,
                      11/1/11                                                                                               390,048
           820,000   Wadena Co. Hlth. Care Fac. Rev. Series 1994B, 7.45%, 9/1/15                                            833,768
                                                                                                                    ----------------
                                                                                                                         35,686,338
                                                                                                                    ----------------

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
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QUANTITY($)          NAME OF ISSUER                                                                               MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
   INDUSTRIAL / POLLUTION CONTROL (4.7%)
         2,845,000   Anoka Co. Solid Waste Disp. Rev. Series 1987A (Natl. Rural Util. Proj.), 6.95%, 12/1/08 (4)          2,894,190
         1,000,000   East Grand Forks Industrial Dev. Rev. Refunding Series 2001B (Am. Crystal Sugar Proj.), 5.40%,
                      4/1/11                                                                                              1,000,700
         1,500,000   Hugo Industial Dev. Rev. Refunding Series 2002 (MN Union Builders Proj.), 7.75%, 3/1/17 (4)          1,489,530
                     MN Agricultural & Econ. Dev. Board Small Business Dev. Loan Program Rev.:
           105,000    Series 1995A Lot 1 (New Morning Windows, Inc.),  6.40%, 8/1/04 (4)                                    105,662
           500,000    Series 1997C Lot 3 (DynaGraphics), 6.20%, 8/1/09 (4)                                                  507,160
           210,000   Medina Industrial Dev. Rev. Refunding Series 1998 (Temroc Metals, Inc. Proj.), 5.10%, 10/1/05 (4)      213,081
                     Owatonna Industrial Dev. Rev. Series 1997:
           280,000    7.25%, 5/1/14 (4)                                                                                     273,280
           505,000    7.375%, 5/1/17 (4)                                                                                    492,420
           525,000   Puerto Rico Tourist, Educational, Medical and Environmental Control Fac. Financing Auth.
                      Industrial Rev. Series 1998A (Guaynabo Warehouse for Emergencies Proj.), 4.35%, 7/1/06                526,995
           200,000   Richfield Cmty. Dev. Rev. Refunding 1994 (Richfield Shoppes Proj.), 8.375%, 10/1/05                    205,896
           275,000   Sauk Centre Industrial Dev. Rev. Series 1998 (Seluemed LLP Proj.)(LOC US Bank), 5.75%, 4/1/18 (4)      268,263
           500,000   St. Paul Hsg. & Redev. Auth. District Cooling Rev. Series 1998J, 5.35%, 3/1/18                         494,280
           740,000   St. Paul Port Authority Hotel Fac. Rev. Series 1999-2 (Radisson
                      Kellogg Proj.), 6.375%, 8/1/03                                                                        735,930
                                                                                                                    ----------------
                                                                                                                          9,207,387
                                                                                                                    ----------------
   MULTIFAMILY MORTGAGE (37.8%)
         1,520,000   Apple Valley Multifamily Hsg. Rev. Refunding Series 1998A (Mtg. Loan/Apple Valley
                      Villa Proj.) (GNMA collateralized), 5.25%, 8/1/18                                                   1,513,297
           500,000   Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. Series 1995A
                      (Courtyard Res. Proj.), 7.25%, 1/1/26                                                                 506,705
         1,000,000   Bloomington Multifamily Hsg. Rev. Refunding Series 1998A (Hampshire Apts. Proj.),
                      (Section 8), 6.20%, 12/1/31                                                                           886,870
         1,000,000   Brooklyn Center Multifamily Hsg. Rev. Series 1993 (Ponds Family Hsg. Proj.), 5.90%, 1/1/20             994,460
                     Buffalo Rev. Refunding Series 1998 (Covenant Retirement Cmtys. Proj.):
           350,000    4.35%, 12/1/03                                                                                        354,606
           250,000    4.45%, 12/1/04                                                                                        253,817
           250,000    4.55%, 12/1/05                                                                                        251,472
                     Burnsville Multifamily Hsg. Rev. Refunding Series 1991 (Oak Leaf Apts. Proj.)(GNMA collateralized):
           940,000    7.05%, 1/1/12                                                                                         969,394
           780,000    7.125%, 1/1/17                                                                                        804,250
           860,000    7.125%, 1/1/21                                                                                        886,634
           530,000    7.15%, 1/1/23                                                                                         546,409
           425,000    7.15%, 1/1/25                                                                                         437,924
           960,000   Burnsville Multifamily Hsg. Rev. Refunding Series 1994 (Bridgeway Apts. Proj.), 7.25%, 2/1/14          964,512
                     Carver Co. Hsg. & Redev. Auth. Multifamily Hsg.:
         1,200,000    Gross Rev. & Ltd. Tax Refunding Series 1997A (Lake Grace Apts. Proj.), 6.00%, 7/1/28                1,204,764
           650,000    Rev. Refunding Series 1997A (Waybury Apts. Proj.), 5.875%, 8/1/27                                     641,088
           400,000    Subordinate Rev. Refunding Series 1997C (Waybury Apts. Proj.), 8.00%, 8/1/27                          398,428

        See accompanying notes to portfolios of investments on page 50.
                                                                              39
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MARCH 31, 2002
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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)          NAME OF ISSUER                                                                               MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
                     Chaska Multifamily Hsg. Rev. Series 1999 (West Suburban Hsg. Partners Proj.):
           235,000    5.00%, 9/1/09 (4)                                                                                     216,306
           495,000    5.375%, 9/1/14 (4)                                                                                    438,332
           405,000   Chisago City Hlth. Fac. Rev. Refunding Series 1995A (Pleasant Heights Proj.), 7.30%, 7/1/18            408,702
                     Cloquet Multifamily Hsg. Rev. Refunding Series 2001A (HADC Proj.):
            55,000    6.00%, 2/1/05                                                                                          54,811
            60,000    6.25%, 2/1/06                                                                                          59,732
            60,000    6.50%, 2/1/07                                                                                          59,577
            75,000    7.10%, 2/1/10                                                                                          74,238
           700,000   Coon Rapids Multifamily Hsg. Rev. Refunding Series 1997A (Margaret Place Apts. Proj.),
                      6.50%, 5/1/25                                                                                         663,978
                     Coon Rapids Senior Hsg. Rev. Refunding Series 1998 (Epiphany Sr. Citizens Hsg. Corp. Proj.):
           115,000    5.30%, 11/1/07                                                                                        111,944
           115,000    5.40%, 11/1/08                                                                                        110,737
           170,000    5.50%, 11/1/10                                                                                        160,478
           545,000    5.80%, 11/1/18                                                                                        481,230
                     Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding (Walnut Trails Apts. Proj.):
         4,455,000    Series 1995A (GNMA collateralized), 7.90%, 1/20/31 (4)                                              4,860,405
           215,000    Subordinate Series 1995C, 9.00%, 1/20/15 (4)                                                          215,069
         1,000,000   Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Series 1999
                      (View Pointe Apts. Proj.), 6.125%, 11/1/17                                                            947,590
                     Eden Prairie Multifamily Hsg. Rev. Refunding :
           800,000    Series 1991 (Windslope Apts. Proj.)(Section 8), 7.00%, 11/1/06                                        816,952
         1,500,000    Series 1991 (Windslope Apts. Proj.)(Section 8), 7.10%, 11/1/17                                      1,527,990
           300,000    Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.50%, 1/20/18                             301,485
           410,000    Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.60%, 7/20/28                             409,963
           420,000    Senior Series 2001A (Rolling Hills Proj.) (GNMA collateralized), 6.00%, 8/20/21                       448,984
         1,100,000    Subordinate Series 2001C (Rolling Hills Proj.), 9.00%, 4/1/43                                       1,076,669
                     Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place and Forest Park West Apts. Proj.):
            75,000    Series 1999B, 5.00%, 10/1/09                                                                           71,564
           500,000    Series 1999A, 5.20%, 10/1/19                                                                          470,425
         1,660,000    Series 1999A, 5.30%, 10/1/29                                                                        1,525,274
           110,000    Series 1999B, 5.70%, 10/1/29                                                                           97,386
           275,000   Harmony Multifamily Hsg. Rev. Refunding Series 1997A (Zedakah Fdn. Proj.) (Section 8), 5.80%, 9/1/13   274,986
           525,000   Hopkins Subordinate Multifamily Hsg. Rev. Refunding Series 1996C (Auburn Apts. Proj.), 8.00%,
                      6/20/31                                                                                               527,189
                     Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.) (Section 8):
           100,000    5.85%, 4/1/09                                                                                         102,368
           450,000    6.25%, 4/1/15                                                                                         459,706
           500,000   Hutchinson Hsg. Fac. Rev. Series 1994 (Prince of Peace Proj.), 7.375%, 10/1/12                         504,125
                     Inver Grove Heights Hsg. Rev. (PHM/Inver Grove, Inc Proj):
           105,000    Series 2001A, 5.50%, 5/1/08                                                                           104,245

40
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
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QUANTITY($)          NAME OF ISSUER                                                                               MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
           110,000    Series 2001A, 5.50%, 11/1/08                                                                          109,155
            65,000    Series 2001B, 5.00%, 5/1/06                                                                            64,935
            70,000    Series 2001B, 5.25%, 5/1/07                                                                            69,876
            75,000    Series 2001B, 5.50%, 5/1/08                                                                            74,613
            80,000    Series 2001B, 5.60%, 5/1/09                                                                            80,059
            70,000    Series 2001B, 5.00%, 11/1/06                                                                           70,006
            75,000    Series 2001B, 5.50%, 11/1/08                                                                           75,026
            80,000    Series 2001B, 5.60%, 11/1/09                                                                           79,800
         3,550,000   Little Canada Multifamily Hsg. Rev. Series 1997A (Hsg. Alt. Dev. Co. Proj.), 6.10%, 12/1/17          3,351,413
         1,400,000   Maplewood Multifamily Hsg. Rev. Series 1998 (Park Edge Apts. Proj.), 6.50%, 5/1/29 (4)               1,307,376
                     Maplewood Multifamily Refunding Rev. (Village on Woodlyn Proj.):
         1,605,000    Series 1999A (GNMA collateralized), 6.75%, 7/20/30 (4)                                              1,684,287
           100,000    Subordinate Series 1999C-1, 8.00%, 11/1/30 (4)                                                         98,881
           275,000    Subordinate Series 1999C-2, 8.00%, 11/1/30 (4)                                                        271,923
                     Minneapolis Multifamily Hsg. Rev.:
           355,000    Series 1996 (Belmont Apts.), 7.25%, 11/1/16                                                           357,918
                      Series 1994 (Findley Place Townhomes Proj.) (Section 8):
            50,000      6.00%, 12/1/05 (4)                                                                                   50,044
         1,215,000      7.00%, 12/1/16 (4)                                                                                1,169,656
         4,380,000    Series 1996A (Nicollet Towers) (Section 8), 6.00%, 12/01/19                                         4,379,562
         1,000,000    Series 1998 (Riverside Plaza Proj.) (GNMA collateralized), 5.10%, 12/20/18 (4)                        972,080
           345,000    Series 2000 (Garr Scott Loft Proj.)(LOC U.S. Bank), 5.95%, 5/1/30 (4)                                 353,007
         2,500,000    Series 2002B Mandatory Put 5/20/04 (Sumner Field Partners Proj.), 3.75%, 5/20/07 (4)                2,492,275
                     Minneapolis Student Hsg. Rev. Series 2000 (Riverton Community Hsg. Proj.):
           100,000    6.80%, 7/1/10                                                                                         102,689
           240,000    6.90%, 7/1/11                                                                                         244,769
                     MN HFA Rental Hsg. Rev.:
           100,000    Series 1991A (Section 8), 6.95%, 2/1/14                                                               101,238
           175,000    Series 1993C, 6.15%, 2/1/14                                                                           175,126
           110,000    Series 1993E, 6.00%, 2/1/14                                                                           110,067
           480,000   Minnetonka Hsg. Fac. Rev. Series 1994 (Beacon Hill Housing Proj.), 7.00%, 6/1/04                       486,845
           380,000   Minnetonka Multifamily Hsg. Rev. Refunding Subordinate Series 1994C (Brier Creek Proj.),
                      8.00%, 12/20/16                                                                                       386,851
                     Minnetonka Multifamily Hsg. Rev. Refunding Series 1999A (GNMA collateralized) (Archer Heights
                     Apts. Proj.):
           540,000    5.10%, 7/20/13 (4)                                                                                    534,022
           975,000    5.20%, 1/20/18 (4)                                                                                    938,516
                     Minnetonka Senior Hsg. Rev. Series 1997 (Westridge Sr. Hsg. Proj.):
           110,000    6.30%, 9/1/08                                                                                         110,042
           185,000    6.50%, 9/1/12                                                                                         183,884
            75,000   Mora Multifamily Rev. Refunding Hsg. Alternatives Partnership Series 1995, 6.50%, 6/1/02                74,973
                     New Ulm Multifamily Rev. Series 1999 (HADC Ridgeway Proj.):
            95,000    5.35%, 12/1/08                                                                                         92,239
           100,000    5.40%, 12/1/09                                                                                         95,222

        See accompanying notes to portfolios of investments on page 50.
                                                                              41
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MARCH 31, 2002
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)          NAME OF ISSUER                                                                               MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
           105,000    5.50%, 12/1/10                                                                                         99,509
           110,000    5.60%, 12/1/11                                                                                        103,941
           650,000    6.125%, 12/1/19                                                                                       598,306
                     Plymouth Multifamily Hsg. Rev. Refunding Series 1996A (Fox Forest Apts. Proj.) (GNMA collateralized):
         1,650,000    Series 1996A, 8.05%, 6/20/31                                                                        1,810,380
           665,000    Series 1996C, 8.00%, 6/20/31                                                                          667,773
           960,000   Robbinsdale Multifamily Hsg. Rev. Series 1996A (Copperfield Hill Proj.),  7.20%, 12/1/16               938,650
         2,800,000   Rochester Multifamily Rev. Refunding Series 2000A (Weatherstone Apts. Proj.) (LOC Household Finance)
                      (Mandatory Put 9/1/17) 6.375%, 9/1/37 (4)                                                           2,839,704
                     Roseville Hsg. Fac. Rev. Refunding Bonds Series 1998 (College Properties Inc. Proj.):
         2,820,000    5.60%, 10/1/13                                                                                      2,529,991
           400,000    5.625%, 10/1/18                                                                                       341,088
           325,000   Sandstone Econ. Dev. Auth. Hsg. & Dev. Rev. Series 1994A (Family Apts. Proj.), 8.00%, 1/1/12           334,737
         1,500,000   St. Anthony Hsg. Dev. Rev. Refunding (Autumn Woods Proj.) (Asset Gty. insured), 6.875%, 7/1/22       1,534,170
           500,000   St. Cloud Hsg. & Redev. Auth. Hsg. Rev. Refunding Series 1998 (Northway Manor Apts. Section 8
                      Assisted Proj.), 5.15%, 12/1/14                                                                       476,680
                     St. Cloud Hsg. & Redev. Auth. Multifamily Hsg. Rev.:
         1,300,000    Series 1993 (Germain Towers Proj.) (Section 8), 5.90%, 9/1/20                                       1,112,449
                      Series 1999A (Parkview Terrace Apts. Proj.) (Section 8):
           224,000      5.00%, 6/1/09                                                                                       216,131
         1,179,000      5.50%, 6/1/18                                                                                     1,105,419
                     St. Louis Park Multifamily Hsg. Rev. Refunding:
           650,000    Series 1995 (FHA insured) (Knollwood Cmty. Hsg. Proj.), 6.15%, 12/1/16                                668,005
           500,000    Series 1998A (Park Ridge Apts. Proj.) (GNMA collateralized), 5.25%, 11/1/20                           486,670
                     St. Paul Hsg. & Redev. Auth. Multifamily Refunding Rev.:
           500,000    Series 1992 (Point of St. Paul Proj.)(FNMA backed), 6.60%, 10/1/12                                    514,740
           200,000    Series 1995 (Sun Cliffe Apts. Proj.)(GNMA collateralized), 5.875%, 7/1/15                             207,632
                     St. Paul Port Authority Multifamily Hsg. Refunding (Jackson Towers Apts. Proj.):
         3,345,000    Senior Series 1998-1A (GNMA collateralized), 6.95%, 4/20/33                                         3,621,197
           405,000    Subordinate Series 1998-1B, 8.00%, 4/20/33                                                            383,778
         1,750,000   Virginia Hsg. & Redev. Auth. Governmental Hsg. Rev. Refunding Series 1998A
                      (Laurentian Manor Proj.), 5.75%, 5/1/32                                                             1,598,853
           940,000   Washington Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1994
                      (White Bear Lake Transitional Hsg. Proj.), 6.625%, 8/1/24                                             962,428
           755,000   Washington Co. Hsg. & Redev. Auth. Governmental Hsg. Rev. Refunding Series 1999A (Briar Pond
                      Apts. Proj.) (GNMA collateralized), 5.50%, 2/20/14                                                    756,774
                                                                                                                    ----------------
                                                                                                                         73,854,450
                                                                                                                    ----------------
   MUNICIPAL LEASE (2.7%) (5)
           545,000   Burnsville Solid Waste Rev. Series 1990 (Freeway Transfer, Inc. Proj.), 9.00%, 4/1/10 (4)              551,524
           125,000   Hennepin Co. Hsg. & Redev. Auth. Rev. Series 1993A (Community Provider Program), 5.70%, 8/1/13         125,996
           655,000   Hibbing Econ. Dev. Auth. Public Proj. Rev. Series 1997 (Hibbing Lease Obligations Proj.), 6.10%,
                      2/1/08                                                                                                670,556
           125,000   Mountain Iron Hsg. & Redev. Auth. Rev. Series 2001A (Arrowhead Library Sys. Proj.), 5.00%, 9/1/09      124,613
           800,000   St. Cloud Certificates of Participation Series 1997, 5.90%, 12/1/17                                    808,752
         1,546,745   St. Paul Lease Series 1998 (City Hall Annex Building), 5.71%, 10/1/18                                1,536,135

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
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QUANTITY($)          NAME OF ISSUER                                                                               MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
           400,000   St. Paul Hsg. & Redev. Auth. Lease Rev. Series 2000 (Rivercentre Pkg. Ramp Proj.), 5.70%, 5/1/08       420,956
         1,127,692   University of Puerto Rico Certificates of Participation Series 2001, 6.25%, 1/10/05                  1,135,180
                                                                                                                    ----------------
                                                                                                                          5,373,712
                                                                                                                    ----------------
   PUBLIC FACILITIES (1.5%)
           480,000   Eagan Ice Arena Gross Rev. Series 1998B, 5.50%, 4/1/19                                                 467,592
         1,000,000   Minneapolis Cmty. Dev. Agy. Ltd. Tax Supported Dev. Rev. Common Bond Fund Series 2001G3
                      (LOC-U.S. Bank), 5.35%, 12/1/21                                                                       976,860
                     St. Paul Recreational Fac. Gross Rev. Series 1996D:
           160,000    5.50%, 6/1/08                                                                                         167,091
         1,245,000    5.875%, 6/1/18                                                                                      1,287,853
                                                                                                                    ----------------
                                                                                                                          2,899,396
                                                                                                                    ----------------
   SINGLE FAMILY MORTGAGE (8.9%)
                     Dakota County Hsg. & Redev. Auth. Single Family Mtg. Rev.:
           655,000    Series 1994A (FNMA backed), 6.70%, 10/1/09 (4)                                                        670,392
           325,000    Series 1995 (FNMA & GNMA backed), 6.25%, 10/1/09 (4)                                                  329,868
           750,000   Minneapolis Redev. Mtg. Rev. Series 1987A  (Riverplace Proj.) (LOC Bk. of Tokyo), 7.10%, 1/1/20        751,433
         2,100,000   Minneapolis Residual Interest Mtg. Rev. Series 1995 Convertible Capital Appreciation Bonds,
                      Zero Coupon, 7.00% Effective Yield on Purchase Date, 10/1/12                                        1,048,152
           240,000   Minneapolis Single Family Mtg. Rev. Series 1995V (FNMA & GNMA backed), 6.25%, 4/1/22                   250,070
                     MN HFA Single Family Mtg. Rev.:
           560,000    Series 1992B-1, 6.75%, 1/1/26 (4)                                                                     572,886
           355,000    Series 1992E, 6.85%, 1/1/24 (4)                                                                       361,990
           875,000    Series 1992F, 6.75%, 7/1/12 (4)                                                                       884,450
           885,000    Series 1994F, 6.30%, 7/1/25                                                                           911,010
            45,000    Series 1994K, 5.90%, 1/1/07                                                                            46,968
           325,000    Series 1994L, 6.70%, 7/1/20 (4)                                                                       335,930
           840,000    Series 1996H, 6.00%, 1/1/21                                                                           867,930
         1,870,000    Series 1997D, 5.85%, 7/1/19, (4)                                                                    1,894,983
           110,000    Series 1997E, 5.90%, 7/1/29 (4)                                                                       111,269
           150,000    Series 1997G, 6.00%, 1/1/18                                                                           155,330
         2,300,000    Series 1998C, 5.25%, 1/1/17                                                                         2,309,453
           100,000    Series 1998F, 4.95%, 7/1/08                                                                           103,283
           750,000    Series 1998F-1, 5.45%, 1/1/17                                                                         763,628
           155,000    Series 1998F, 5.70%, 1/1/17                                                                           161,026
           825,000    Series 1999B, 5.25%, 1/1/20                                                                           818,351
           885,000    Series 1999C, 4.10%, 7/1/03 (4)                                                                       896,372
           690,000    Series 1999C, 4.25%, 7/1/04 (4)                                                                       700,364
         1,095,000    Series 1999C, 4.40%, 7/1/05 (4)                                                                     1,105,665
           340,000    Series 2000C, 6.10%, 7/1/30 (4)                                                                       346,742
           478,039   Moorhead Single Family Mtg. Rev. Refunding Series 1992B, 7.00%, 8/1/11                                 487,958
            85,000   St. Paul Hsg. & Redev. Auth. Single Family Mtg. Rev. Refunding Series 1995 (FNMA backed),
                      6.00%, 9/1/10                                                                                          89,229
           966,042   St. Paul Residual Interest Rev. Series 1995 Convertible Capital Appreciation
                      Bonds, Zero Coupon, 7.23% Effective Yield on Purchase Date, 9/1/11                                    506,438
                                                                                                                    ----------------
                                                                                                                         17,481,170
                                                                                                                    ----------------

        See accompanying notes to portfolios of investments on page 50.
                                                                              43
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MARCH 31, 2002
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PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)          NAME OF ISSUER                                                                               MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
   TRANSPORTATION REVENUE (1.0%)
         1,650,000   Minneapolis & St. Paul Metro Airport Comm. Airport Rev. Series 1998B
                      (Ambac insured), 5.25%, 1/1/13 (4)                                                                  1,664,504
           250,000   Minneapolis & St. Paul Metro Airport Comm. Special Fac. Rev. Series 2001B
                      (Northwest Airlines), 6.50%, 4/1/25 (4)                                                               239,505
                                                                                                                    ----------------
                                                                                                                          1,904,009
                                                                                                                    ----------------
   UTILITY (2.1%)
                     Puerto Rico Electric Power Auth. Rev. Refunding:
           375,000    Series 1989N, 5.00%, 7/1/12                                                                           375,814
           620,000    Series 1989O, 5.00%, 7/1/12                                                                           621,345
         1,500,000    Series 1991P, 6.75%, 7/1/03                                                                         1,535,040
                     Southern MN Muni. Power Agy. Pwr. Supply Sys. Rev. Refunding:
           400,000    Series 1986A, 5.00%, 1/1/16                                                                           388,732
           105,000    Series 1986C (MBIA insured), 5.00%, 1/1/17                                                            103,912
         1,000,000   Western MN Muni. Power Agy. Rev. Refunding Series 1987A, 5.50%, 1/1/15                               1,000,120
                                                                                                                    ----------------
                                                                                                                          4,024,963
                                                                                                                    ----------------
   OTHER REVENUE BONDS (7.8%)
                     Columbia Heights Commercial Dev. Refunding Rev. Series 1999 (Columbia Park Properties -
                      Medical Clinic Proj.):
           250,000      5.15%, 12/1/08                                                                                      235,455
         1,750,000      5.60%, 12/1/15                                                                                    1,543,430
                     Commissioner of Iron Range Resources and Rehab. Gross Rev. (Giant's Ridge Rec. Area Proj.):
           205,000    Series 2000, 5.90%, 11/1/03                                                                           211,029
           200,000    Series 2000, 6.25%, 11/1/05                                                                           207,782
         1,000,000   Guam Econ. Dev. Auth. Tobacco Settlement Asset-Backed Rev. Series 2001B,
                      Zero Coupon, 5.20% Effective Yield on Purchase Date, 5/15/15                                          728,050
                     Minneapolis Cmty. Dev. Agy. Ltd. Tax Common Bond Fund:
           100,000    Series 1993-5 (Winslow Printing), 6.125%, 12/1/06 (4)                                                 100,705
           170,000    Series 1997-1 (Halper Corrugated Box Mfg. Co.), 5.90%, 6/1/07 (4)                                     178,267
           500,000    Series 1999-1A (Discount Steel), 5.25%, 6/1/19 (4)                                                    478,685
         1,250,000   Minneapolis Public Hsg. Auth. Series 1997 (General Credit Energy Savings Proj.), 6.00%, 7/1/08       1,237,687
           945,000   Puerto Rico Childrens Trust Fund Tobacco Settlement Rev. Series 2000, 5.75%, 7/1/20                    961,547
           200,000   Renville Gross Rev. Golf Course Bond Series 1997, 6.50%, 2/1/19                                        202,886
           300,000   Scott Co. Hsg. & Redev. Auth. Ltd. Special Benefits Tax Series 1997B (River City Centre Proj.),
                      (AMBAC insured), 5.45%, 2/1/20                                                                        304,167
         2,650,000   St. Paul Hsg. & Redev. Sales Tax Rev. Refunding Series 1996 (Civic Center Proj.)
                      (FSA insured), 7.10%, 11/1/23                                                                       3,171,679
         1,283,000   St. Paul Hsg. & Redev. Auth. Tax Increment Rev. Series 2000 (North Quadrant
                      Owner Occupied Proj.), 6.10%, 2/15/28                                                               1,298,653
           600,000   St. Paul Hsg. & Redev. Auth. Tax Increment Rev. Series 2001 (US Bank Operations Ctr. Proj.),
                      6.125%, 8/1/19                                                                                        590,820
           600,000   Steele Co.  Hlth. Care Fac. Rev. Series 2000 (Elderly Hsg. Proj.), 6.625%, 6/1/20                      639,432
         1,250,000   Virgin Islands Tobacco Settlement Financing Corp. Asset-Backed Rev. Series 2001, 5.00%, 5/15/21      1,177,938
         1,750,000   White Earth Band of Chippewa Indians Rev. Series 2000A (ACA insured), 7.00%, 12/1/11                 1,893,448
                                                                                                                    ----------------
                                                                                                                         15,161,660
                                                                                                                    ----------------
Total municipal bonds (cost:  $180,940,877)                                                                             176,704,002
                                                                                                                    ----------------

44
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
------------------------------------------------------------------------------------------------------------------------------------
QUANTITY($)          NAME OF ISSUER                                                                               MARKET VALUE($)(1)
------------------------------------------------------------------------------------------------------------------------------------
CLOSED-END MUTUAL FUNDS (1.4%) (2)
           163,900   Minnesota Municipal Term Trust 2002                                                                  1,660,307
           103,500   Minnesota Municipal Term Trust II 2003                                                               1,076,400
                                                                                                                    ----------------

Total Closed-End Mutual Funds (cost:  $2,889,621)                                                                         2,736,707
                                                                                                                    ----------------

SHORT-TERM SECURITIES (6.3%) (2)
         2,935,563   Federated Minnesota Municipal Cash Fund, 1.27%                                                       2,935,563
         3,000,000   Guam Power Authority (Ambac insured), 1.05%, 4/9/02                                                  3,000,000
         2,275,000   Hennepin Co. Var. Series 2000B, variable rate, 12/1/20                                               2,275,000
         3,000,000   So. MN Muni Power Agy. Series B, 1.15%, 4/2/02                                                       3,000,000
         1,000,000   So. MN Muni Power Agy. Series B, 1.20%, 4/2/02                                                       1,000,000
            50,001   Wells Fargo Minnesota Municipal Cash Fund, 0.80%                                                        50,001
                                                                                                                    ----------------

Total Short-Term Securities (cost:  $12.260,564)                                                                         12,260,564
                                                                                                                    ----------------

Total investments in securities (cost:  $196,091,061) (7)                                                              $191,701,273
                                                                                                                    ================

        See accompanying notes to portfolios of investments on page 50.

[PHOTO]  SIT BOND FUND
         YEAR ENDED MARCH 31, 2002
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Bond Fund provided investors a +5.18% return for the past 12 months. The 12-month returns for the Lipper Intermediate Investment Grade Bond Fund universe average and the Lehman Aggregate Bond Index were +4.23% and +5.35%, respectively. For the past 12 months, as well as the period since its inception, the Fund's return ranked in the top 25% of its Lipper universe (out of 340 funds and 93 funds, respectively).(1)
   The U.S. Treasury yield curve steepened significantly over the past 12 months. Shorter-maturity Treasury yields declined as the Federal Reserve reduced its targeted federal funds rate throughout much of 2001. However, longer-term Treasury yields increased as consumers continued spending and the economy, after weakening substantially in the second half of 2001, started to show signs of recovery. Specifically, the 6-month Treasury bill fell 2.03% and the 10-year Treasury increased 0.48% during the 12 months ending March 31, 2002, yielding 2.10% and 5.40%, respectively.
   Investment activity for the period consisted mainly of selling U.S. Treasury, corporate, and AAA-rated asset-backed securities and purchasing higher-yielding mortgage securities. The Fund's shorter-duration securities appreciated in price, thus providing the highest returns for the year. Longer-duration securities, particularly U.S. Treasuries, provided the lowest returns as prices on these securities fell. The Fund's holdings in mortgage-related securities provided the highest returns and still offer a strong income advantage over the Treasury sector.
   Looking forward, we expect the economy to continue slowly improving over the next several months. Low short-term interest rates, increasing consumer confidence, and a replenishing of business inventories should allow recent economic gains to persist. While we do not anticipate a near-term spike in yields, we also do not expect interest rates to return to their historically low levels of last year. The Fund will continue to focus on securities that provide the most attractive total return opportunities, particularly those offering a high level of current income.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund will pursue its objective by investing in a diversified portfolio of fixed-income securities which include, but are not limited to, the following: U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                                PORTFOLIO SUMMARY

                Net Asset Value   3/31/02:    $9.68 Per Share
                                  3/31/01:    $9.80 Per Share
                         Total Net Assets:   $14.7 Million
                         30-day SEC Yield:     5.91%
               12-Month Distribution Rate:     6.30%
                         Average Maturity:    18.4 Years
                       Effective Duration:     4.2 Years(2)

(1) See next page.
(2) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                             Corporate Bonds & Notes   32.1
                             Asset-Backed Securities   24.2
                               Mortgage Pass Through   17.5
                 Collateralized Mortgage Obligations    9.9
                             Closed-End Mutual Funds    4.1
                                       U.S. Treasury    3.5
                                   Taxable Municipal    0.8
                             Cash & Other Net Assets    7.9

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                          AVERAGE ANNUAL TOTAL RETURNS*

                                                 LIPPER INTER.
                        SIT          LEHMAN       INVESTMENT
                       BOND        AGGREGATE      GRADE BOND
                       FUND       BOND INDEX       FUND AVG.
                      ------      ----------     -------------

3 Month**              0.06%         0.09%          -0.19%
6 Month**              0.64          0.14             n/a
1 Year                 5.18          5.35            4.23
3 Year                 5.68          6.49            5.49
5 Year                 6.69          7.57            6.54
Inception              6.27          6.69            5.78
   (12/1/93)


                            CUMULATIVE TOTAL RETURNS*

                                                 LIPPER INTER.
                        SIT          LEHMAN       INVESTMENT
                       BOND        AGGREGATE      GRADE BOND
                       FUND       BOND INDEX       FUND AVG.
                      ------      ----------     -------------

1 Year                 5.18%         5.35%           4.23%
3 Year                18.03         20.77           17.39
5 Year                38.22         44.02           37.24
Inception             65.98         71.63           59.75
    (12/1/93)


*AS OF 3/31/02.                                                **NOT ANNUALIZED.


(1)Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 3/31/02. Sit Bond Fund rankings for the 3- and 5-year and since inception periods were 101st of 238 funds, 65th of 164 funds and 21st of 93 funds, respectively.

--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 3/31/02 would have grown to $16,598 in the Fund or $17,163 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                         LOWER OF MOODY'S
                                                        OR S&P RATING USED.

                                   [PIE CHART]

                                              A   18.4%
                                             AA    2.6%
                                            AAA   32.0%
                                  U.S. Treasury    3.5%
                                            BBB    9.0%
                                             BB    1.1%
                 Govt. Agency Backed Securities   25.5%
          Cash and other Assets and Liabilities    7.9%

SIT BOND FUND
MARCH 31, 2002
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------
QUANTITY($)      NAME OF ISSUER                              MARKET VALUE($)(1)
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (3.5%) (2)
       800,000   U.S. Treasury Strips, Zero Coupon,
                  6.16% Effective Yield, 2/15/19                       279,903
       250,000   U.S. Treasury Note, 4.875%, 2/15/12                   239,853
                                                                 --------------
                                                                       519,756
   (cost:  $527,694)                                             --------------

ASSET-BACKED SECURITIES (24.2%) (2)
                 Advanta Mortgage Loan Trust:
       200,000    1995-3 A5, 7.37%, 2/25/27                            207,155
       300,000    1999-3 A4, 7.75%, 10/25/26                           316,812
       470,000   Amresco Residential Securities Mtg. Loan
                  Trust Series 1998-1 A5, 7.07%, 10/25/27              478,298
                 Conseco Home Equity Loan Series:
       300,000    2000-D A4, 8.17%, 12/15/25                           314,436
        50,000    2001-B 1A4, 6.555%, 6/15/32                           51,266
                 Conseco Mfg. Housing Series:
       500,000    2000-1 A5, 8.06%, 5/1/31                             515,578
       200,000    2000-4 A5, 7.97%, 5/1/32                             206,711
       249,998   ContiMortgage Home Equity Loan Trust
                  Series 1996-1 A7, 7.00%, 3/15/27                     256,512
       200,000   GE Capital Corp Series 1996-HE4 A7,
                  7.495%, 10/25/26                                     207,798
                 Green Tree Financial Corp.:
        75,000    1995-5 A6, 7.25%, 9/15/26                             77,410
        74,811    1997-4 A6, 7.03%, 2/15/29                             76,844
       200,000    1999-1 A5, 6.11%, 9/1/23                             196,441
       150,000   Green Tree Home Equity Loan Trust
                  Series 1999-D A5, 7.88%, 9/15/30                     158,718
       500,000   Residential Asset Securitization Trust
                  Series 2001-A A4, 6.86%, 8/25/29                     506,424
                                                                 --------------

Total asset-backed securities                                        3,570,403
   (cost:  $3,470,799)                                           --------------

COLLATERALIZED MORTGAGE OBLIGATIONS (9.9%) (2)
       100,000   FHLMC Series 2125 OE, 6.25%, 1/15/24                  100,785
       400,000   FHLMC Series 2335 CY, 6.50%, 8/15/29                  400,243
        56,238   GE Capital Mortgage Services Corp.,
                  1997-6 A8, 7.50%, 7/25/27                             56,899
       300,000   GNMA Series 2001-41 PB, 6.50%, 9/20/30                302,968
                 PNC Mortgage Securities Corp.:
        44,234    Series 1998-6 4A, 6.75%, 8/25/13                      44,888
       183,847    Series 1998-14 1A, 6.25%, 1/25/29                    185,658
                 Vendee Mortgage Trust:
       100,000    Series 2000-3 2B, 7.50%, 4/15/08                     104,575
       250,000    Series 1997-2 E, 7.50%, 5/15/24                      260,860
                                                                 --------------

Total collateralized mortgage obligations                            1,456,876
   (cost:  $1,457,153)                                           --------------

-------------------------------------------------------------------------------
QUANTITY($)      NAME OF ISSUER                              MARKET VALUE($)(1)
-------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (32.1%) (2)
       300,000   Allstate Finance, 7.83%, 12/1/45                      293,284
        75,000   American Airlines, 1999-1 B, 7.32%, 10/15/09           73,335
       150,000   American General Capital, 8.50%, 7/1/30               172,093
       184,664   Atlas Air, 1999-1 A1, 7.20%, 1/2/19                   171,194
       300,000   CIT Group, Inc. (Tyco), 6.50%, 2/7/06                 301,651
       292,645   Continental Airlines Series 2000-2, 7.707%, 4/2/21    286,342
       300,000   Dow Capital BV, 8.70%, 5/15/22                        299,405
       200,000   Elan Corp. (Athena Nuero), 7.25%, 2/21/08             159,358
       200,000   El Paso Electric Co., 9.40%, 5/1/11                   222,118
       300,000   First Hawaiian Capital Trust, 8.343%, 7/1/27          297,720
       300,000   General Motors Accept. Corp., 6.875%, 9/15/11         289,824
       100,000   Johnson & Johnson Co., 8.72%, 11/1/24                 111,327
       200,000   McDonald's Corp., 7.31%, 9/15/27                      193,754
       294,852   Northwest Airlines Corp., 8.072%, 10/1/19             309,156
       250,000   Pentair, Inc., 7.85%, 10/15/09                        243,838
       200,000   Questar Gas Co., 6.30%, 10/1/12                       185,994
                 Shaw Communications, Inc.:
        50,000    8.25%, 4/11/10                                        51,894
       100,000    7.20%, 12/15/11                                       96,875
       400,000   U.S. Airways Series 2000-2G, 8.02%, 2/15/19           410,444
        50,000   Union Carbide Corp., 8.75%, 8/1/22                     51,114
       290,930   Union Tank Car Co., 6.57%, 1/2/14                     290,130
       200,000   Wal-Mart Stores, 8.50%, 9/15/24                       212,733
                                                                 --------------

Total corporate bonds & notes                                        4,723,583
   (cost:  $4,809,207)                                           --------------

MORTGAGE PASS-THROUGH SECURITIES (17.5%) (2)(3)
                 Federal Home Loan Mortgage Corporation:
        34,909    9.00%, 12/1/17                                        38,249
       124,088    9.50%, 8/1/16                                        136,667
        15,186    10.25%, 9/1/09                                        16,553
        23,492    10.75%, 3/1/11                                        25,770
                 Federal National Mortgage Association:
       132,086    9.00%, 12/1/19                                       145,028
       255,960    9.00%, 5/1/25                                        278,734
       146,143    9.75%, 1/15/13                                       160,696
       130,343    10.25%, 8/15/13                                      144,199
       109,232    11.00%, 9/1/19                                       121,566
       103,503    11.00%, 11/1/20                                      114,965

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-------------------------------------------------------------------------------
QUANTITY($)     NAME OF ISSUER                              MARKET VALUE($)(1)
-------------------------------------------------------------------------------
                 Government National Mortgage Association:
        26,539    9.00%, 10/15/06                                       28,001
        33,030    9.00%, 9/15/08                                        35,620
        14,067    9.00%, 4/15/09                                        15,199
        31,425    9.00%, 4/15/09                                        33,952
        60,566    9.00%, 4/15/09                                        65,437
       370,245    9.00%, 6/15/09                                       399,980
         3,933    9.00%, 8/15/11                                         4,286
        54,306    9.00%, 11/20/15                                       59,317
        79,677    9.00%, 1/15/17                                        87,774
        22,667    9.00%, 8/20/19                                        24,802
        19,068    9.00%, 6/20/21                                        20,860
        30,217    9.00%, 12/20/21                                       33,056
        24,308    9.25%, 5/15/10                                        26,791
         1,831    9.50%, 3/15/03                                         1,881
        40,927    9.50%, 11/15/05                                       43,227
        30,514    9.50%, 2/15/11                                        33,793
        60,034    9.50%, 5/20/16                                        66,176
        16,467    9.50%, 5/20/18                                        18,170
       114,307    9.50%, 7/20/18                                       126,133
       102,151    9.50%, 7/20/18                                       112,718
        65,571    9.50%, 9/20/18                                        72,355
         5,098    9.50%, 4/15/20                                         5,656
        13,313    9.50%, 9/15/20                                        14,770
        14,234    9.50%, 11/15/21                                       15,792
           215    9.75%, 8/15/02                                           217
         2,251    10.00%, 8/15/02                                        2,274
        42,463    10.00%, 6/15/19                                       46,900
                                                                 --------------

Total mortgage pass-through securities                               2,577,564
   (cost:  $2,523,634)                                           --------------

TAXABLE MUNICIPAL SECURITIES (0.8%) (2)
        21,000   Bernalillo Multifamily. Series 1998A,
                  7.50%, 9/20/20                                        21,594
       100,000   Tobacco Settlement Series 2001A,
                  7.67%, 5/15/16                                        99,981
                                                                 --------------

Total taxable municipal securities                                     121,575
   (cost:  $122,322)                                             --------------

-------------------------------------------------------------------------------
QUANTITY($)      NAME OF ISSUER                              MARKET VALUE($)(1)
-------------------------------------------------------------------------------
CLOSED-END MUTUAL FUNDS (4.1%) (2)
         4,925   American Select Portfolio                               64,320
         2,145   American Strategic Income Portfolio (I)                 26,040
        32,394   American Strategic Income Portfolio (II)               413,671
         7,672   American Strategic Income Portfolio (III)               91,987
                                                                 --------------

Total closed-end mutual funds                                          596,018
   (cost:  $539,869)                                             --------------

SHORT-TERM SECURITIES (6.8%) (2)
       294,439   Dreyfus Gov't Cash Mgmt. Fund, 2.00%                  294,439
       714,000   Sit Money Market Fund, 1.29% (6)                      714,000
                                                                 --------------

Total short-term securities                                          1,008,439
   (cost:  $1,008,439)                                           --------------

Total investments in securities
   (cost:  $14,459,117) (7)                                        $14,574,214
                                                                 ==============

        See accompanying notes to portfolios of investments on page 50.

SIT MUTUAL FUNDS
MARCH 31, 2002
--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS


(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)  Percentage figures indicate percentage of total net assets.

(3) At March 31, 2002, 10.1% of net assets in the U.S. Government Securities Fund and 1.5% of net assets in the Bond Fund was invested in GNMA mobile home pass-through securities.

(4) Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2002, 18.8% of net assets in the Minnesota Tax-Free Income Fund was invested in such securities.

(5) Rule 144A Securities, Section 4(2) Commercial Paper, and Municipal Lease Securities ('Restricted Securities') held by the Funds which have been determined to be liquid by the Adviser in accordance to guidelines established by the Board of Directors.

(6) This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(7) At March 31, 2002 the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                      U.S.
                                                   MONEY           GOVERNMENT
                                                  MARKET           SECURITIES            BOND
                                                   FUND               FUND               FUND
                                              --------------     --------------     --------------
Cost for federal income tax purposes          $   93,910,465     $  207,739,140     $   14,459,117
                                              ==============     ==============     ==============

Unrealized appreciation (depreciation) on
   investments:
       Gross unrealized appreciation                      --     $    4,435,415     $      277,196
       Gross unrealized depreciation                      --         (1,115,094)          (162,099)
                                              --------------     --------------     --------------

Net unrealized appreciation (depreciation)                --     $    3,320,321     $      115,097
                                              ==============     ==============     ==============

                                                                    MINNESOTA
                                                 TAX-FREE           TAX-FREE
                                                  INCOME             INCOME
                                                   FUND               FUND
                                              --------------     --------------
Cost for federal income tax purposes          $  445,950,342     $  196,091,846
                                              ==============     ==============

Unrealized appreciation (depreciation) on
   investments:
       Gross unrealized appreciation          $    4,969,585     $    1,354,601
       Gross unrealized depreciation             (14,041,618)        (5,745,174)
                                              --------------     --------------

Net unrealized appreciation (depreciation)    ($   9,072,033)    ($   4,390,573)
                                              ==============     ==============

(8) These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these securities at March 31, 2002, is $8,100,092 and $1,191,300 in the Tax-Free Income and Minnesota Tax-Free Income Funds respectively, which represents 1.8% and 0.6% of the Fund's net assets, respectively.

(9) At March 31, 2002, the total cost of investments purchased on a when-issued or forward-commitment basis was $970,305 for the Tax-Free Income Fund.

(10) Presently non-income producing securities. Items identified are in default as to payment of interest.

SIT MUTUAL FUNDS
MARCH 31, 2002
----------------------------------------------------------------------- [LOGO]
STATEMENTS OF ASSETS AND LIABILITIES

                                                           U.S.                        MINNESOTA
                                           MONEY        GOVERNMENT      TAX-FREE       TAX-FREE
                                           MARKET       SECURITIES       INCOME         INCOME          BOND
ASSETS                                      FUND           FUND           FUND           FUND           FUND
                                        ------------   ------------   ------------   ------------   ------------
Investments in securities, at
    identified cost .................   $ 93,910,465   $207,739,140   $445,929,903   $196,091,061   $ 14,459,117
                                        ============   ============   ============   ============   ============
Investments in securities, at
    market value - see
    accompanying schedules for
    detail ..........................   $ 93,910,465   $211,059,461   $436,878,309   $191,701,273   $ 14,574,214
Cash in bank on demand
    deposit .........................            517          1,128              9             --        432,668
Accrued interest and dividends
    receivable ......................             --      1,343,983      6,813,800      3,175,790        149,207
Receivable for investment
    securities sold .................             --             --        961,368      1,221,412         81,826
Receivable for principal
    paydowns ........................             --        757,653             --             --          4,367
Other
    receivables .....................             --             --             --          2,661             --
Receivable for Fund shares
    sold ............................             --         47,662        121,681         19,951            128
                                        ------------   ------------   ------------   ------------   ------------
          Total assets ..............     93,910,982    213,209,887    444,775,167    196,121,087     15,242,410
                                        ------------   ------------   ------------   ------------   ------------

LIABILITIES
Disbursements in excess of
    cash balances ...................             --             --             --             --             --
Payable for investment securities
    purchased - when issued (note 1)              --             --        970,305             --             --
Payable for investment securities
    purchased .......................             --             --      1,000,249             --        432,000
Payable for Fund shares
    redeemed ........................             --        418,494        594,922         25,327             --
Cash portion of dividends
    payable to shareholders .........         89,782        710,730      1,512,290        700,726         63,734
Other
    payables ........................             --          3,251          7,863             --            483
Accrued investment management
    and advisory services fee .......         36,521        130,168        258,068        119,646          9,112
                                        ------------   ------------   ------------   ------------   ------------
          Total liabilities .........        126,303      1,262,643      4,343,697        845,699        505,329
                                        ------------   ------------   ------------   ------------   ------------

Net assets applicable to
    outstanding capital stock .......   $ 93,784,679   $211,947,244   $440,431,470   $195,275,388   $ 14,737,081
                                        ============   ============   ============   ============   ============

    Capital Stock Par ...............   $      0.001   $       0.01   $      0.001   $      0.001   $      0.001

    Authorized shares (000's) .......     10,000,000     10,000,000     10,000,000     10,000,000     10,000,000
    Outstanding shares ..............     93,787,724     19,834,269     44,827,837     19,547,729      1,522,239
                                        ============   ============   ============   ============   ============
Net asset value per share of
    outstanding capital stock .......   $       1.00   $      10.69   $       9.82   $       9.99   $       9.68
                                        ============   ============   ============   ============   ============

        See accompanying notes to financial statements on pages 56 - 59.

SIT MUTUAL FUNDS
YEAR ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                        U.S.                         MINNESOTA
                                                        MONEY        GOVERNMENT       TAX-FREE       TAX-FREE
                                                       MARKET        SECURITIES        INCOME         INCOME            BOND
                                                        FUND            FUND            FUND           FUND             FUND
                                                    ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME:
     INCOME:
        Interest ................................   $  3,031,724    $ 11,464,514    $ 25,571,280    $ 10,247,861    $    982,290
                                                    ------------    ------------    ------------    ------------    ------------
              Total income ......................      3,031,724      11,464,514      25,571,280      10,247,861         982,290
                                                    ------------    ------------    ------------    ------------    ------------

     EXPENSES (NOTE 3):
        Investment management and
           advisory services fee ................        675,853       1,579,681       3,674,186       1,447,661         110,219
           Less fees and expenses absorbed
              by investment adviser .............       (195,519)        (99,452)       (210,706)             --              --
                                                    ------------    ------------    ------------    ------------    ------------

           Total net expenses ...................        480,334       1,480,229       3,463,480       1,447,661         110,219
                                                    ------------    ------------    ------------    ------------    ------------

           Net investment income ................      2,551,390       9,984,285      22,107,800       8,800,200         872,071
                                                    ------------    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS:
        Net realized gain (loss) (note 2) .......             --          54,723      (6,718,514)       (854,310)         (2,815)

        Net change in unrealized appreciation
           (or depreciation) on investments .....             --         799,262       3,298,902         299,328        (204,003)
                                                    ------------    ------------    ------------    ------------    ------------

           Net gain (loss) on investments .......             --         853,985      (3,419,612)       (554,982)       (206,818)
                                                    ------------    ------------    ------------    ------------    ------------

Net increase (decrease)  in net assets resulting
     from operations ............................   $  2,551,390    $ 10,838,270    $ 18,688,188    $  8,245,218    $    665,253
                                                    ============    ============    ============    ============    ============

        See accompanying notes to financial statements on pages 56 - 59.
52
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                                                                              53

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        MONEY MARKET                   U.S. GOVERNMENT
                                                                            FUND                       SECURITIES FUND
                                                              ------------------------------    ------------------------------

                                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                                  2002             2001             2002             2001
                                                              -------------    -------------    -------------    -------------
OPERATIONS:
    Net investment income .................................   $   2,551,390    $   8,835,560    $   9,984,285    $   8,988,547
    Net realized gain (loss) on investments ...............              --               --           54,723          522,956
    Net change in unrealized appreciation
      (depreciation) of investments .......................              --               --          799,262        4,569,555
                                                              -------------    -------------    -------------    -------------

      Net increase (decrease) in net assets resulting
         from operations ..................................       2,551,390        8,835,560       10,838,270       14,081,058
                                                              -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income .................................      (2,551,390)      (8,835,560)      (9,985,451)      (8,988,547)
    Net realized gains on investments .....................              --               --               --               --
                                                              -------------    -------------    -------------    -------------

      Total distributions .................................      (2,551,390)      (8,835,560)      (9,985,451)      (8,988,547)
                                                              -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold .............................     724,976,703      705,325,410      165,954,965       87,906,007
    Reinvested distributions ..............................       1,743,863        3,399,325        9,382,043        7,768,992
    Payments for shares redeemed ..........................    (743,440,998)    (749,116,614)    (118,598,483)     (82,252,182)
                                                              -------------    -------------    -------------    -------------

      Increase (decrease) in net assets from
        capital share transactions ........................     (16,720,432)     (40,391,879)      56,738,525       13,422,817
                                                              -------------    -------------    -------------    -------------

        Total increase (decrease) in net assets                 (16,720,432)     (40,391,879)      57,591,344       18,515,328
NET ASSETS
    Beginning of period ...................................     110,505,111      150,896,990      154,355,900      135,840,572
                                                              -------------    -------------    -------------    -------------
    End of period .........................................   $  93,784,679    $ 110,505,111    $ 211,947,244    $ 154,355,900
                                                              =============    =============    =============    =============
NET ASSETS CONSIST OF:
    Capital (par value and paid-in surplus) ...............   $  93,784,679    $ 110,505,111    $ 211,346,041    $ 154,607,516
    Undistributed (distributions in excess of) net
      investment income ...................................              --               --               --            1,166
    Accumulated net realized gain (loss) from
      security transactions ...............................              --               --       (2,719,118)      (2,773,841)
    Unrealized appreciation (depreciation)
      on investments ......................................              --               --        3,320,321        2,521,059
                                                              -------------    -------------    -------------    -------------

                                                              $  93,784,679    $ 110,505,111    $ 211,947,244    $ 154,355,900
                                                              =============    =============    =============    =============
CAPITAL TRANSACTIONS IN SHARES:
    Sold ..................................................     724,976,703      705,325,410       15,443,904        8,481,193
    Reinvested distributions ..............................       1,743,863        3,399,325          875,121          752,059
    Redeemed ..............................................    (743,440,998)    (749,116,653)     (11,055,874)      (7,950,066)
                                                              -------------    -------------    -------------    -------------

Net increase (decrease) ...................................     (16,720,432)     (40,391,918)       5,263,151        1,283,186
                                                              =============    =============    =============    =============

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
            TAX-FREE                   MINNESOTA TAX-FREE                       BOND
          INCOME FUND                      INCOME FUND                          FUND
------------------------------    ------------------------------    ------------------------------

  YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
   MARCH 31,        MARCH 31,       MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
     2002             2001            2002             2001             2002             2001
-------------    -------------    -------------    -------------    -------------    -------------
$  22,107,800    $  27,735,578    $   8,800,200    $   8,934,818    $     872,071    $     859,816
   (6,718,514)      (8,064,871)        (854,310)        (912,066)          (2,815)          26,227

    3,298,902       25,528,464          299,328        5,730,445         (204,003)         475,627
-------------    -------------    -------------    -------------    -------------    -------------


   18,688,188       45,199,171        8,245,218       13,753,197          665,253        1,361,670
-------------    -------------    -------------    -------------    -------------    -------------

  (22,115,843)     (27,735,578)      (8,800,200)      (8,934,818)        (872,071)        (858,644)
           --               --               --               --               --               --
-------------    -------------    -------------    -------------    -------------    -------------

  (22,115,843)     (27,735,578)      (8,800,200)      (8,934,818)        (872,071)        (858,644)
-------------    -------------    -------------    -------------    -------------    -------------

  127,901,019      129,339,643       75,664,026       67,132,605        3,992,824        3,373,014
   19,025,644       21,827,773        7,181,639        6,755,125          837,262          738,688
 (205,251,877)    (248,995,454)     (68,197,349)     (70,429,434)      (3,167,676)      (3,495,218)
-------------    -------------    -------------    -------------    -------------    -------------


  (58,325,214)     (97,828,038)      14,648,316        3,458,296        1,662,410          616,484
-------------    -------------    -------------    -------------    -------------    -------------

  (61,752,869)     (80,364,445)      14,093,334        8,276,675        1,455,592        1,119,510

  502,184,339      582,548,784      181,182,054      172,905,379       13,281,489       12,161,979
-------------    -------------    -------------    -------------    -------------    -------------
$ 440,431,470    $ 502,184,339    $ 195,275,388    $ 181,182,054    $  14,737,081    $  13,281,489
=============    =============    =============    =============    =============    =============

$ 475,009,952    $ 533,335,166    $ 205,265,499    $ 190,617,183    $  15,125,812    $  13,463,402

           --            8,043               --               --              (66)              --

  (25,526,888)     (18,808,374)      (5,600,323)      (4,746,013)        (503,762)        (501,013)

   (9,051,594)     (12,350,496)      (4,389,788)      (4,689,116)         115,097          319,100
-------------    -------------    -------------    -------------    -------------    -------------

$ 440,431,470    $ 502,184,339    $ 195,275,388    $ 181,182,054    $  14,737,081    $  13,281,489
=============    =============    =============    =============    =============    =============


   12,884,486       13,376,296        7,526,906        6,823,946          405,694          355,714
    1,916,446        2,260,285          714,530          688,320           85,310           77,800
  (20,685,935)     (25,797,669)      (6,796,275)      (7,183,206)        (323,576)        (367,999)
-------------    -------------    -------------    -------------    -------------    -------------

   (5,885,003)     (10,161,088)       1,445,161          329,060          167,428           65,515
=============    =============    =============    =============    =============    =============

        See accompanying notes to financial statements on pages 56 - 59.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The Sit Mutual Funds (the Funds) are 100% no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Bond Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. This report covers the bond funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:

         ----------------- ----------------------------------------------------
               FUND                      INVESTMENT OBJECTIVES
         ----------------- ----------------------------------------------------
           Money Market     Maximum current income with the preservation of
                            capital and maintenance of liquidity.
         ----------------- ----------------------------------------------------
          U.S. Government   High current income and safety of principal.
            Securities
         ----------------- ----------------------------------------------------
          Tax-Free Income   High current income that is exempt from federal
                            income tax, consistent with the preservation of
                            capital.
         ----------------- ----------------------------------------------------
             Minnesota      High current income that is exempt from federal
          Tax-Free Income   income tax and Minnesota regular personal income
                            tax, consistent with the preservation of capital.
         ----------------- ----------------------------------------------------
                Bond        Maximize total return, consistent with the
                            preservation of capital.
         ----------------- ----------------------------------------------------

         Significant accounting policies followed by the Funds are summarized below:

         INVESTMENTS IN SECURITIES

         Securities maturing more than 60 days from the valuation date, with the exception of those in Money Market Fund, are valued at the market price supplied by an independent pricing vendor based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Boards of Directors. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, all securities in the Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

         Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Interest Income and are generated from the underlying investments.

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         Delivery and payment for securities which have been purchased by the
         Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery, and the Fund maintains, in a segregated account with its custodian, assets with a market value greater than the amount of its purchase commitments. As of March 31, 2002, the Tax-Free Income Fund had entered into when-issued or forward commitments of $970,305.

         The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

         FEDERAL TAXES

         The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

         Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, was as follows:

                                                                                                    MINNESOTA
                                                       MONEY      U.S. GOVERNMENT     TAX-FREE       TAX-FREE
                                                      MARKET        SECURITIES         INCOME         INCOME           BOND
                                                   ----------------------------------------------------------------------------
          YEAR ENDED MARCH 31, 2002:
            Distributions paid from:
              Ordinary Income                       $  2,551,390   $  9,985,451    $ 22,115,843    $  8,800,200    $    872,071
              Long-term capital gain                          --             --              --              --              --
                                                   ----------------------------------------------------------------------------
                                                    $  2,551,390   $  9,985,451    $ 22,115,843    $  8,800,200    $    872,071
                                                   ============================================================================

          YEAR ENDED MARCH 31, 2001:
            Distributions paid from:
              Ordinary Income                       $  8,835,560   $  8,988,547    $ 27,735,578    $  8,934,818    $    858,644
              Long-term capital gain                          --             --              --              --              --
                                                   ----------------------------------------------------------------------------
                                                    $  8,835,560   $  8,988,547    $ 27,735,578    $  8,934,818    $    858,644
                                                   ============================================================================

         As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                                                    MINNESOTA
                                                       MONEY      U.S. GOVERNMENT     TAX-FREE       TAX-FREE
                                                      MARKET        SECURITIES         INCOME         INCOME           BOND
                                                   ----------------------------------------------------------------------------
          Undistributed ordinary income             $     89,782   $    710,730    $  1,512,290    $    700,726    $     63,668
          Undistributed long-term gain                        --             --              --              --              --
          Unrealized appreciation (depreciation)              --      3,320,321      (9,072,033)     (4,390,573)        115,097
                                                   ----------------------------------------------------------------------------
                                                    $     89,782   $  4,031,051    ($ 7,559,743)   ($ 3,689,847)   $    178,765
                                                   ============================================================================

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

         For federal income tax purposes the Minnesota Tax-Free Income, Tax-Free Income, Bond , and U.S. Government Securities Income Funds have capital loss carryovers of $5,599,538, $25,506,449, $503,762, and $2,719,118,
         respectively at March 31, 2002, which, if not offset by subsequent capital gains, will begin to expire in the years 2004 - 2008. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

         DISTRIBUTIONS

         Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

(2)      INVESTMENT SECURITY TRANSACTIONS

         Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended March 31, 2002, were as follows:

                                            Purchases ($)    Proceeds ($)
                                            -------------    ------------
         U.S. Government Securities Fund     147,996,970       97,266,956
         Tax-Free Income Fund                177,974,159      243,482,429
         Minnesota Tax-Free Income Fund       47,886,833       40,322,403
         Bond Fund                            12,672,463       12,076,483

         For the Money Market Fund during the period ended March 31, 2002, purchases of and proceeds from sales and maturities of investment securities aggregated $2,365,428,365 and $2,383,140,835, respectively.

(3)      EXPENSES

         INVESTMENT ADVISER

         The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of Money Market, U.S. Government Securities, Bond, Tax-Free Income, and Minnesota Tax Free Income Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

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                                                       Average
                                                        Daily
                                                      Net Assets
                                                      ----------
         Bond Fund                                      .80%
         Tax-Free Income Fund                           .80%
         Minnesota Tax-Free Income Fund                 .80%
                                               First              Over
                                            $50 Million        $50 Million
                                            -----------        -----------
         Money Market Fund                     .80%               .60%
         U.S. Government Securities Fund      1.00%               .80%

         For the period October 1, 1993, through December 31, 2002, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the Tax-Free Income Fund to an annual rate of .70% of the Fund's average daily net assets in excess of $250 million and .60% of the Fund's average daily net assets in excess of $500 million. After December 31, 2002, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

         For the period October 1, 1993, through December 31, 2002, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the U.S. Government Securities Fund and Money Market Fund to an annual rate of .80% and .50%, respectively of the Fund's average daily net assets. After December 31, 2002, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

         As of March 31, 2002, the Bond Fund had invested $714,000 in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund.

         TRANSACTIONS WITH AFFILIATES

         The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2002:

                                                               % Shares
                                                  Shares      Outstanding
                                                  ------      -----------

                           Money Market Fund    46,371,351        49.4
             U.S. Government Securities Fund       546,321         2.8
                        Tax-Free Income Fund     2,457,999         5.5
              Minnesota Tax-Free Income Fund       528,890         2.7
                                   Bond Fund       165,424        10.9

(4)      FINANCIAL HIGHLIGHTS

         Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated on pages 60 through 64.

SIT MONEY MARKET FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                 Years Ended March 31,
                                                  -----------------------------------------------------------------------------
                                                           2002           2001           2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                 $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                   0.03           0.06           0.05           0.05           0.05
-------------------------------------------------------------------------------------------------------------------------------
Total from operations                                      0.03           0.06           0.05           0.05           0.05
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                             (0.03)         (0.06)         (0.05)         (0.05)         (0.05)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
-------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                2.63%          6.00%          5.05%          4.99%          5.29%
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)            $ 93,785       $110,505       $150,897       $ 61,442       $ 43,111

RATIOS:
   Expenses to average daily net assets                    0.50%(2)       0.50%(2)       0.50%(2)       0.50%(2)       0.50%(2)
   Net investment income to average daily net assets       2.65%(2)       5.88%(2)       5.05%(2)       4.84%(2)       5.12%(2)

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to .80% of average daily net assets for the first $50 million in Fund net assets and .60% of average daily net assets for Fund net assets exceeding $50 million. However, during the years ended March 31, 2002, 2001, 2000, 1999, and 1998, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .70%, .67%, .71%, .80%, and .80% for each of these periods and the ratio of net investment income to average daily net assets would have been 2.45%, 5.71%, 4.84%, 4.54%, and 4.82%, respectively.

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----------------------------------------------------------------------- [LOGO]
FINANCIAL HIGHLIGHTS

                                                                                    Years Ended March 31,
                                                      -----------------------------------------------------------------------------
                                                               2002           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                     $  10.59       $  10.22       $  10.51       $  10.63       $  10.28
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                        .58            .65            .59            .54            .63
   Net realized and unrealized gains
     (losses) on investments                                    .10            .37           (.29)          (.01)           .35
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           .68           1.02            .30            .53            .98
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                  (.58)          (.65)          (.59)          (.54)          (.63)
   From realized gains                                           --             --             --           (.11)            --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.58)          (.65)          (.59)          (.65)          (.63)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                           $  10.69       $  10.59       $  10.22       $  10.51       $  10.63
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                    6.53%         10.34%          2.92%          5.05%          9.70%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $211,947       $154,356       $135,841       $159,330       $103,868

RATIOS:
   Expenses to average daily net assets                        0.80%(2)       0.80%(2)       0.80%(2)       0.80%(2)       0.80%(2)
   Net investment income to average daily net assets           5.40%(2)       6.30%(2)       5.66%(2)       5.06%(2)       5.93%(2)
Portfolio turnover rate (excluding short-term securities)     54.69%         55.53%         98.17%         86.16%         50.67%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets for Fund net assets exceeding $50 million. However, during the years ended March 31, 2002, 2001, 2000, 1999, and 1998, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .85% .87%, .86%, and .91% for each of these periods and the ratio of net investment income to average daily net assets would have been 5.35%, 6.23%, 5.60%, 4.99%, and 5.82%, respectively.

SIT TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                     Years Ended March 31,
                                                       ----------------------------------------------------------------------------
                                                               2002           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                     $   9.90       $   9.57       $  10.39       $  10.41       $   9.98
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                        .48            .51            .51            .51            .54
   Net realized and unrealized gains
     (losses) on investments                                   (.08)           .33           (.82)           .03            .50
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           .40            .84           (.31)           .54           1.04
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                  (.48)          (.51)          (.51)          (.51)          (.54)
   From realized gains                                           --             --             --           (.05)          (.07)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.48)          (.51)          (.51)          (.56)          (.61)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                           $   9.82       $   9.90       $   9.57       $  10.39       $  10.41
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                    4.05%          9.02%         (2.98%)         5.30%         10.69%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $440,431       $502,184       $582,549       $895,353       $519,579

RATIOS:
   Expenses to average daily net assets                        0.75%(2)       0.74%(2)       0.70%(2)       0.71%(2)       0.76%(2)
   Net investment income to average daily net assets           4.79%(2)       5.27%(2)       5.15%(2)       4.90%(2)       5.29%(2)
Portfolio turnover rate (excluding short-term securities)     40.02%         12.14%         24.72%         14.27%         21.40%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Total Fund expenses are contractually limited to .80% of average daily net assets. However, during the years ended March 31, 2002, 2001, 2000, 1999, and 1998, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for these periods, and the ratio of net investment income to average daily net assets would have been 4.74%, 5.21%, 5.05%, 4.81%, and 5.25%, respectively.

SIT MINNESOTA TAX-FREE INCOME FUND
----------------------------------------------------------------------- [LOGO]
FINANCIAL HIGHLIGHTS

                                                                                    Years Ended March 31,
                                                        ----------------------------------------------------------------------
                                                                 2002          2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                       $  10.01      $   9.73      $  10.55      $  10.49      $  10.14
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                          .49           .52           .52           .51           .55
   Net realized and unrealized gains
     (losses) on investments                                     (.02)          .28          (.82)          .06           .35
------------------------------------------------------------------------------------------------------------------------------
Total from operations                                             .47           .80          (.30)          .57           .90
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                    (.49)         (.52)         (.52)         (.51)         (.55)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                             $   9.99      $  10.01      $   9.73      $  10.55      $  10.49
------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      4.74%         8.43%        (2.84%)        5.58%         9.07%
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $195,275      $181,182      $172,905      $271,275      $143,634

RATIOS:
   Expenses to average daily net assets                          0.80%         0.80%         0.80%         0.80%         0.80%
   Net investment income to average daily net assets             4.87%         5.27%         5.16%         4.83%         5.32%
Portfolio turnover rate (excluding short-term securities)       23.81%        14.59%        18.50%        13.67%        17.58%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT BOND FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  Years Ended March 31,
                                                      -------------------------------------------------------------------
                                                                2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                       $  9.80      $  9.43      $  9.95      $ 10.03      $  9.62
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                         .62          .64          .58          .54          .63
   Net realized and unrealized gains
     (losses) on investments                                    (.12)         .37         (.50)        (.02)         .43
-------------------------------------------------------------------------------------------------------------------------
Total from operations                                            .50         1.01          .08          .52         1.06
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                   (.62)        (.64)        (.58)        (.54)        (.63)
   From realized gains                                            --           --         (.02)        (.06)        (.02)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (.62)        (.64)        (.60)        (.60)        (.65)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                             $  9.68      $  9.80      $  9.43      $  9.95      $ 10.03
-------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     5.18%       11.18%        0.93%        5.30%       11.22%
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $14,737      $13,281      $12,162      $11,920      $10,706

RATIOS:
   Expenses to average daily net assets                         0.80%        0.80%        0.80%        0.80%        0.80%
   Net investment income to average daily net assets            6.34%        6.79%        6.06%        5.34%        6.31%
Portfolio turnover rate (excluding short-term securities)      91.23%       89.65%      131.67%       89.29%       76.15%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

SIT MUTUAL FUNDS
----------------------------------------------------------------------- [LOGO]
INDEPENDENT AUDITORS REPORT



The Board of Directors and Shareholders
Sit Money Market Fund, Inc.
Sit U.S. Government Securities Fund, Inc.
Sit Mutual Funds II, Inc.:

     We have audited the accompanying statements of assets and liabilities, including the schedules of portfolios of investments, of Sit Money Market Fund, Inc., Sit U.S. Government Securities Fund, Inc., Sit Bond Fund (a series of Sit Mutual Funds II, Inc.), Sit Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), and Sit Minnesota Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), as of March 31, 2002; the related statements of operations for the year then ended; the statements of changes in net assets for each of the years in the two-year period then ended; and the financial highlights as presented in note 4 to the financial statements. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Money Market Fund, Sit U.S. Government Securities Fund, Sit Bond Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund as of March 31, 2002 and the results of their operations, the changes in their net assets, and their financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



KPMG  LLP

Minneapolis, Minnesota
May 3, 2002

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
RESULTS OF SHAREHOLDER MEETING

The annual meeting of the shareholders of the Funds was held on October 24, 2001. Directors elected by the shareholders at the meeting were as follows:
Eugene C. Sit, Peter L. Mitchelson, William E. Frenzel, John E. Hulse, Sidney L. Jones, and Donald W. Phillips for all Funds and Michael C. Brilley for the Sit Bond Funds only.

The matters voted on by the shareholders of record as of August 24, 2001 and the results of the shareholders' vote at the October 24, 2001 meeting were as follows:

1.       Election of Directors:
                                                     For              Withheld
                                                     ---              --------
         Eugene C. Sit
                U.S. Government Securities        11,888,651       158,046,671
                Money Market                      51,007,234            23,295
                Tax-Free Income                   35,770,224           235,348
                MN Tax-Free Income                12,057,871            33,107
                Bond                               1,084,421                 0

         William E. Frenzel
                U.S. Government Securities        11,874,922           171,749
                Money Market                      50,995,224            35,306
                Tax-Free Income                   35,750,552           255,020
                MN Tax-Free Income                11,897,964           193,015
                Bond                               1,084,421                 0

         John E. Hulse
                U.S. Government Securities        11,975,493            71,178
                Money Market                      51,007,234            23,295
                Tax-Free Income                   35,761,924           243,648
                MN Tax-Free Income                11,983,801           107,177
                Bond                               1,084,421                 0

         Sidney L. Jones
                U.S. Government Securities        11,975,493            70,736
                Money Market                      50,999,088            31,441
                Tax-Free Income                   35,763,879           241,693
                MN Tax-Free Income                12,057,294            33,685
                Bond                               1,084,421                 0

         Peter L. Mitchelson
                U.S. Government Securities        11,879,249           167,422
                Money Market                      51,007,234            23,295
                Tax-Free Income                   35,765,832           239,740
                MN Tax-Free Income                12,057,872            33,107
                Bond                               1,084,421                 0

----------------------------------------------------------------------- [LOGO]


                                                      For             Withheld
                                                      ---             --------
         Donald W. Phillips
                U.S. Government Securities        11,977,533            69,138
                Money Market                      50,999,088            31,441
                Tax-Free Income                   35,093,601           911,971
                MN Tax-Free Income                12,058,334            32,644
                Bond                               1,084,421                 0

         Michael C. Brilley
                U.S. Government Securities        11,975,253            71,418
                Money Market                      51,003,170            27,359
                Tax-Free Income                   35,732,402           273,170
                MN Tax-Free Income                12,055,655            35,324
                Bond                               1,082,412             2,009


2.       Ratification of KPMG LLP as independent auditors for the Funds:

                                             For         Against       Abstain
                                             ---         -------       -------

         U.S. Government Securities      11,949,129       38,788        58,754
         Money Market                    50,601,229      358,117        71,187
         Tax-Free Income                 35,442,454      155,814       407,304
         MN Tax-Free Income              11,924,701       28,776       137,503
         Bond                             1,084,421            0             0

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
INFORMATION ABOUT DIRECTORS AND OFFICERS

The Sit Mutual Funds are a family of 12 no-load mutual funds. The five Bond Funds described in this Bond Funds Annual Report are the Sit Money Market Fund, Sit U.S. Government Securities Fund, Sit Bond Fund, Sit Tax-Free Income Fund and the Sit Minnesota Tax-Free Income Fund (the "Funds" or individually, a "Fund"). The seven stock funds within the Sit Mutual Fund family are described in a Stock Funds Annual Report. The Sit Money Market Fund, Sit U.S. Government Securities Fund, and the corporate issuer of the Sit Bond Fund, Sit Tax-Free Income Fund and the Sit Minnesota Tax-Free Income Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds' policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The Boards do not have standing committees. The Bond Funds SAI has additional information about the Fund's directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

                                                                                           NUMBER OF
                                                                                          FUNDS IN FUND       OTHER
                                         TERM OF OFFICE(1)                                  COMPLEX       DIRECTORSHIPS
     NAME, ADDRESS      POSITION(S)        AND LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
        AND AGE       HELD WITH FUND        TIME SERVED        DURING PAST FIVE YEARS       DIRECTOR         DIRECTOR
NON-INTERESTED DIRECTORS:

John E. Hulse            Director       Director since 1995.   Trustee, Pacific Gas &          12
Suite 4600                                                     Electric Nuclear
90 South Seventh Street                                        Decommissioning Trust.
Minneapolis, MN  55402
Age:  68

Sidney L. Jones          Director       From 1988 to 1989      Lecturer, Washington            12
Suite 4600                              and from 1993 or       Campus Consortium of 17
90 South Seventh Street               the Fund's inception     Universities; Senior Advisor
Minneapolis, MN  55402                      if later.          to Lawrence and Company,
Age:  68                                                       Toronto, Canada.

Donald Phillips          Director         Director of the      CEO and CIO of WestLB           12
Suite 4600                              International Fund     Asset Management (USA)
90 South Seventh Street                since 1993 and since    LLC, 4/2000 to present;
Minneapolis, MN  55402                  1990 or the Fund's     President of Forstmann-
Age:  54                              inception if later for   Leff International, Inc.
                                         all other Funds.      from 1997 to 4/2000.

Melvin C. Bahle          Director          Since 1995.         Director and/or officer of      12
Suite 4600               Emeritus                              several foundations and
90 South Seventh Street                                        charitable organizations.
Minneapolis, MN  55402
Age:  82

INTERESTED DIRECTORS:

Eugene C. Sit (2)       Director and          Since            Chairman, CEO and CIO of Sit    12           Director
Suite 4600                Chairman          inception.         Investment Associates, Inc.                  TIAA/CREF.
90 South Seventh Street                                        (the "Adviser); and Sit/Kim
Minneapolis, MN  55402                                         International Investment
Age:  63                                                       Associates, Inc., ("Sit/Kim");
                                                               Director of SIA Securities
                                                               Corp. (the "Distributor"); and
                                                               Chairman and CEO of Sit
                                                               Investment Fixed Income
                                                               Advisors, Inc. ("SF")

----------------------------------------------------------------------- [LOGO]

                                                                                                 NUMBER OF
                                                                                                FUNDS IN FUND       OTHER
                                               TERM OF OFFICE(1)                                  COMPLEX       DIRECTORSHIPS
     NAME, ADDRESS            POSITION(S)        AND LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
        AND AGE             HELD WITH FUND        TIME SERVED        DURING PAST FIVE YEARS       DIRECTOR         DIRECTOR
Peter L. Mitchelson (2)(3)   Director and       Director since       Director and President of       12
Suite 4600                  Vice Chairman         inception.         the Adviser; Director and
90 South Seventh Street                                              Executive Vice President of
Minneapolis, MN  55402                                               Sit/Kim; Director of the
Age:  61                                                             Distributor; and Vice
                                                                     Chairman of SF.

William E. Frenzel (2)        Director        Since 1991 or the      Guest Scholar at The            12        Advisory Director of
Suite 4600                                   Fund's inception if     Brookings Institution and                 the Adviser; Director
90 South Seventh Street                            later.            member of several                         of Sit/Kim and SF.
Minneapolis, MN  55402                                               government policy
Age: 73                                                              committees, foundations
                                                                     and organizations.


Michael C. Brilley (2)(3)      Director        Director since        Senior Vice President and        5
Suite 4600                   Senior Vice            1985.            Senior Fixed Income
90 South Seventh Street       President                              Officer of the Adviser;
Minneapolis, MN  55402                                               Director and President and
Age:  57                                                             Chief Fixed Income Officer
                                                                     of SF.

OFFICERS:

Roger J. Sit (4)             Executive Vice      Since 1998.         Executive Vice President -      12
Suite 4600                     President                             Research and Investment
90 South Seventh Street                                              Management of the Adviser;
Minneapolis, MN  55402                                               Director, President, COO
Age:  40                                                             and Deputy CIO of Sit/Kim.
                                                                     Vice President and Senior
                                                                     Equity Research Analyst for
                                                                     Goldman Sachs & Company
                                                                     until 1/1998.

Debra A. Sit (4)            Vice President -     Since 1994.         Vice President - Bond           12
Suite 4600                     Investments                           Investments of the Adviser;
90 South Seventh Street                                              Assistant Treasurer and
Minneapolis, MN  55402                                               Assistant Secretary of Sit/Kim
Age: 41                                                              and SF; and Senior Vice
                                                                     President - Investments of SF.

Bryce A. Doty               Vice President -     Since 1996.         Vice President and Fixed         3
Suite 4600                     Investments                           Income Portfolio Manager
90 South Seventh Street      U.S. Government                         of SF.
Minneapolis, MN  55402       and Bond Funds
Age:  35                          only.

Paul J. Jungquist           Vice President -     Since 1996.         Vice President and Fixed         2
Suite 4600                    Investments                            Income Portfolio Manager
90 South Seventh Street       Money Market                           of SF.
Minneapolis, MN  55402      and MN Tax-Free
Age: 40                       Income Funds
                                  only

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
INFORMATION ABOUT DIRECTORS AND OFFICERS (CONTINUED)

                                                                                                 NUMBER OF
                                                                                                FUNDS IN FUND       OTHER
                                               TERM OF OFFICE(1)                                  COMPLEX       DIRECTORSHIPS
     NAME, ADDRESS            POSITION(S)        AND LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
        AND AGE             HELD WITH FUND        TIME SERVED        DURING PAST FIVE YEARS       DIRECTOR         DIRECTOR
OFFICERS (CONTINUED):

Michael P. Eckert          Vice President -      Since 1989.         Mutual Fund Institutional        12
Suite 4600                  Institutional                            Client Group of Adviser.
90 South Seventh Street     Client Group
Minneapolis, MN  55402
Age: 46

Shelley H. Shutes          Vice President -      Since 2000.         Mutual Fund Shareholder          12
Suite 4600                   Shareholder                             Services of Adviser.
90 South Seventh Street       Services
Minneapolis, MN  55402
Age: 45

Paul E. Rasmussen          Vice President        Since 1994.         Vice President, Secretary,       12
Suite 4600                  & Treasurer                              Controller and Chief Compliance
90 South Seventh Street                                              Officer of the Adviser;
Minneapolis, MN  55402                                               Vice President, Secretary, and
Age: 41                                                              Chief Compliance Officer of
                                                                     Sit/Kim and SF; President and
                                                                     Treasurer of the Distributor.

Michael J. Radmer            Secretary           Since 1984.         Partner of the Funds'            12
Suite 1500                                                           general counsel, Dorsey &
50 South Sixth Street                                                Whitney, LLP.
Minneapolis, MN  55402
Age: 57

Carla J. Rose              Vice President,       Since 2000.         Vice President, Administration   12
Suite 4600                   Assistant                               & Deputy Controller of the
90 South Seventh Street     Secretary &                              Adviser; Vice President,
Minneapolis, MN  55402       Assistant                               Administration and Controller
Age: 35                      Treasurer                               of Sit/Kim; Controller and
                                                                     Treasurer of SF.

Kelly K. Boston              Assistant           Since 2000.         Staff Attorney of the            12
Suite 4600                  Secretary &                              Adviser.
90 South Seventh Street      Assistant
Minneapolis, MN  55402       Treasurer
Age: 33

(1) Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify.

(2) Directors who are deemed to be "interested persons" of the Funds as that term is defined by the Investment Company Act of 1940. Messrs. Sit, Mitchelson and Brilley are each considered an "interested person" because they are officers of Sit Investment Associates, Inc., the Fund's investment adviser. Mr. Frenzel is deemed to be an interested person because he is an advisory director and shareholder of the Fund's investment adviser.

(3) Mr. Mitchelson and Mr. Brilley resigned from the Board of Directors effective April 30, 2002.

(4) Mr. Roger Sit is the son of Eugene C. Sit. Ms. Debra Sit is the daughter of Eugene C. Sit.

SIT MUTUAL FUNDS
----------------------------------------------------------------------- [LOGO]
FEDERAL TAX INFORMATION

   We are required by Federal tax regulations to provide shareholders with certain information regarding divident distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for stateting to federal or revenue agencies. All necessary tax information will be mailed in January each year.

                                             LONG-TERM                                                       LONG-TERM
                                ORDINARY      CAPITAL                                        ORDINARY         CAPITAL
FUND AND PAYABLE DATE          INCOME (a)     GAIN (b)     FUND AND PAYABLE DATE            INCOME (a)        GAIN (b)
---------------------          ----------     --------     ---------------------            ----------        --------
Money Market Fund                                          U.S. Government Securities Fund
   April 30, 2001               $0.00386      $   ----        April 30, 2001                 $0.05570         $   ----
   May 31, 2001                  0.00336          ----        May 31, 2001                    0.05229             ----
   June 30, 2001                 0.00292          ----        June 30, 2001                   0.04953             ----
   July 31, 2001                 0.00290          ----        July 31, 2001                   0.05352             ----
   August 31, 2001               0.00270          ----        August 31, 2001                 0.04974             ----
   September 30, 2001            0.00228          ----        September 30, 2001              0.04190             ----
   October 31, 2001              0.00207          ----        October 31, 2001                0.05324             ----
   November 30, 2001             0.00150          ----        November 30, 2001               0.04955             ----
   December 31, 2001             0.00129          ----        December 31, 2001               0.04615             ----
   January 31, 2002              0.00113          ----        January 31, 2002                0.04674             ----
   February 28, 2002             0.00097          ----        February 28, 2002               0.04433             ----
   March 31, 2002                0.00096          ----        March 31, 2002                  0.03622             ----
                               ----------    ----------                                     ----------     ------------
                                $0.02594 (c)  $0.00000                                       $0.57891 (c)     $0.00000
                               ==========    ==========                                     ==========     ============

Bond Fund                                                  Tax-Free Income Fund
   April 30, 2001               $0.05773        $ ----        April 30, 2001                 $0.04368         $   ----
   May 31, 2001                  0.05955          ----        May 31, 2001                    0.04355             ----
   June 30, 2001                 0.05559          ----        June 30, 2001                   0.03998             ----
   July 31, 2001                 0.05512          ----        July 31, 2001                   0.04214             ----
   August 31, 2001               0.05034          ----        August 31, 2001                 0.03926             ----
   September 30, 2001            0.04463          ----        September 30, 2001              0.03480             ----
   October 31, 2001              0.05521          ----        October 31, 2001                0.04153             ----
   November 30, 2001             0.04887          ----        November 30, 2001               0.03858             ----
   December 31, 2001             0.05351          ----        December 31, 2001               0.04166             ----
   January 31, 2002              0.04971          ----        January 31, 2002                0.04153             ----
   February 28, 2002             0.04540          ----        February 28, 2002               0.03435             ----
   March 31, 2002                0.04208          ----        March 31, 2002                  0.03404             ----
                               ----------    ----------                                     ----------     ------------
                                $0.61774 (c)  $0.00000                                       $0.47509 (d)     $0.00000
                               ==========    ==========                                     ==========     ============

Minnesota Tax-Free Income Fund
   April 30, 2001                0.04465          ----        (a) Includes distributions of short-term gains, if any, which are
   May 31, 2001                  0.04384          ----            taxable as ordinary income.
   June 30, 2001                 0.03782          ----        (b) Taxable as long-term gain (20%).
   July 31, 2001                 0.04324          ----        (c) Taxable as dividend income and does not qualify for deduction
   August 31, 2001               0.04106          ----            by corporations.
   September 30, 2001            0.03710          ----        (d) 100% of dividends were derived from interest on tax-exempt
   October 31, 2001              0.04290          ----            securities. portion of exempt-interest dividends is exempt from
   November 30, 2001             0.03972          ----            federal taxes and should not be included in shareholders' gross
   December 31, 2001             0.04261          ----            income. Exempt-interest dividends may be subject to state and
   January 31, 2002              0.04141          ----            local taxes. Each shareholder should consult a tax adviser about
   February 28, 2002             0.03564          ----            reporting this income for state and local tax purposes.
   March 31, 2002                0.03632          ----
                               ----------    ----------
                                $0.48631 (d)  $0.00000
                               ==========    ==========

  [LOGO] -----------------------------------------------------------------------


                         A LOOK AT THE SIT MUTUAL FUNDS

   Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $7.8 billion for some of America's largest corporations, foundations and endowments.

   Sit Mutual Funds are comprised of twelve NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

   Sit Mutual Funds offer:
        *  Free telephone exchange
        *  Dollar-cost averaging through an automatic investment plan
        *  Electronic transfer for purchases and redemptions
        *  Free check writing privileges on bond funds
        *  Retirement accounts including IRAs and 401(k) plans


                               SIT FAMILY OF FUNDS

                                     [CHART]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION       APPRECIATION
                                         AND INCOME


MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME                        SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                  TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                              GROWTH

ANNUAL REPORT BOND FUNDS

YEAR ENDED MARCH 31, 2002


INVESTMENT ADVISER

Sit Investment Associates, Inc.
90 South Seventh Street
Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


DISTRIBUTOR

SIA Securities Corp.
90 South Seventh Street
Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675


TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. Box 5166
Westboro, MA 01581-5166


AUDITORS

KPMG LLP
90 South Seventh Street
Suite 4200
Minneapolis, MN 55402


LEGAL COUNSEL

Dorsey & Whitney LLP
50 South Sixth Street, Suite 1500
Minneapolis, MN 55402


                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS